UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

UBS Relationship Funds

Annual Report

December 31, 2009

1

President’s Letter

February 17, 2010

The market developments of the past several months highlight the importance of remaining steadfast to established investment processes and valuation disciplines.

When I last wrote to you on these pages six months ago, the S&P 500 Index was in the early stages of attempting to climb back from one of the steepest declines in its history, investor confidence was at an all-time low and the investing landscape appeared to be undergoing unprecedented changes.

Today, we can observe that both the S&P 500 Index and the MSCI World Free Index (net)—proxies of stock performance in the US and global markets, respectively—have generated solid double-digit returns. What’s more, confidence appears to be returning to the markets—albeit tentatively—as investors begin to venture back into riskier assets. That said, however, the markets continue to face the very challenging task of assessing the risks of deflation versus inflation.

Despite the many changes and challenges faced by investors throughout the recent bear market, what remained the same is our unwavering commitment to provide you with investment solutions designed to help you reach your long-term goals. We firmly believe the key to delivering on this commitment in any market environment is adherence to the disciplines and processes that, in our view, have proven their long-term investment value over time.

Today, I am pleased to report that we are being rewarded for maintaining this conviction, as a number of the UBS Relationship Funds have generated solid performance versus their respective benchmarks over the review period.

Still, as satisfying as it is for me to report this news to you, I find myself already looking to the future. No one can rely on past performance when it comes to delivering future results. We are keenly aware that we need to remain nimble—constantly growing and evolving to meet the challenges that will be presented by this brave new market landscape. In the past, I have written of some of the measures we have already taken to this end, including restructuring our fixed income investment team, and broadening the reach of some of our investment capabilities to ensure they are well-positioned to navigate the marketplace.

More recently, we have continued to build out what I believe is an impressive organization of investment professionals who have the experience and insight required to take our shareholders through the next decade and beyond. This includes bringing on board Andreas Koester, who became Head of Asset Allocation for our Global Investment Solutions (GIS) team in September 2009. In this role, Andreas has helped implement process refinements and a team restructuring that we believe will deliver value for clients in our multi-asset portfolios in the years to come.

We don’t take lightly the responsibility you assigned to us when you chose UBS Global Asset Management as your asset manager. I thank you, as always, for your continued support.

Kai R. Sotorp

President

UBS Relationship Funds

Head—Americas

UBS Global Asset Management (Americas) Inc.

2

Markets in Review

Strengthening Economic Conditions

While economic growth in the US remained weak during the first half of the reporting period, the recession—considered to be the longest since the Great Depression—is likely to be over. Looking back, gross domestic product (“GDP”) declined 6.4% during the first quarter of 2009. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, contracting 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending.

The Commerce Department then reported that third quarter 2009 GDP increased 2.2%. The economy’s turnaround was due, in part, to the government’s $787 billion stimulus program. It included an $8,000 tax credit for first-time home buyers, as well as the “Cash for Clunkers” car rebate program, which has since concluded. Economic growth then accelerated during the last three months of the year, as the Commerce Department’s advance estimate for fourth quarter GDP growth was 5.7%.

A poor start, followed by an impressive rally in the equity markets

As we entered 2009, the continued fallout from the credit crisis, weakening economic growth, falling corporate profits and heightened risk aversion caused stock prices in both the US and abroad to plunge. Then, after reaching a 12-year low on March 9, 2009, stock prices in the US rallied sharply. The S&P 500 Index1 rose during nine of the last 10 months of the year, and gained 26.46% in 2009, its best annual gain since 2003. This turnaround was due to a variety of factors, including a thawing of the once frozen credit markets, signs that the economy was recovering, expectations for improving corporate profits and robust investor risk appetites.

As well as the US stock market performed in 2009, international stocks generated even better results. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 31.78% in 2009, and emerging market equities, as measured by the MSCI Emerging Markets Index,3 gained 79.02%. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging markets equity prices.

Risk-taking is rewarded in the fixed income markets

The US bond market generated solid results during the fiscal year. Early in the period, investors continued to be drawn to the relative safety of short-term Treasuries, given ongoing concerns related to the economy and the credit markets. However, risk aversion soon abated due to optimism that the government’s massive intervention to restore order to the financial system was gaining traction. In addition, economic conditions went from being “less negative” to showing signs of meaningful improvement. Collectively, this triggered rising investor confidence and helped the US spread (non-Treasury) sectors to generate strong results during the reporting period.

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
[2]	The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

3

Markets in Review

Overall, during the 12 months ended December 31, 2009, the US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 5.93%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated exceptional results over the 12-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 56.78%, and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 28.18%.

[4]	The Barclays Capital US Aggregate Index (formerly known as the Lehman Brothers US Aggregate Index) is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
[5]	The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.
[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4

UBS Global Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS Global Securities Relationship Fund (the “Fund”) returned 35.44%, while the Fund’s benchmark, the Citigroup World Government Bond Index, returned 2.55%, and our proprietary Global Securities Relationship Fund Index (the “Index”) returned 24.98%. For comparison purposes, the MSCI World Free Index (net) returned 29.99%. (Please note that these returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due primarily to market allocation and security selection. Currency positioning also made a positive contribution.

Portfolio performance summary

What worked

•

Asset allocation decisions were the largest generator of positive performance during the period. In particular, an overweight to equities and an underweight to fixed income made a strong positive contribution to relative returns.

•

The Fund maintained an overweight to global equities during the reporting period, reflecting our belief that stocks were sharply undervalued. This overweight suffered initially, as 2009 began with markets declining precipitously based on a dire economic outlook. After the market lows of early March, however, global equities rallied as positive macroeconomic news and stronger-than-expected third quarter company earnings gave market participants evidence that the economy was heading in the right direction. We witnessed a rebound in risk appetite, and equity prices advanced sharply.

•

During the 12 months, the Fund was overweight to US and international equities, with our largest overweight in the still-undervalued (according to our research) US market. Global equity markets, as measured by the MSCI World Free Index (net), continued their sharp gains, moving the aggregate market to a 30% gain for the period. Our overweight positions, based on our time-tested valuation research, made significant contributions to the Fund’s relative returns.

•

The Fund was underweight to global fixed income securities for much of the 12-month period. Our valuation research showed government bonds to be expensive relative to other asset classes. The underweight position benefited returns as yield curves steepened mid-period, reflecting both the slowing pace of the economic deterioration and concerns about accelerating fiscal deficits.

•

Additionally, investors eschewed government bonds, and yields in many sovereign bond markets rose during the period, leading to negative returns. The Fund successfully navigated this fixed income market, and benefited as a result.

•	Security selection in the equity component was positive across the board, and most notably within the US equity sleeve.

•

The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund’s

5

UBS Global Securities Relationship Fund

significant outperformance. In particular, selection within the information technology and transportation sectors was positive for performance.

•

Sector allocation within the Fund’s US equity sleeve also made a strong contribution to returns. Overweights to healthcare equipment and services, transportation and media, as well as an underweight to banks, were all positive for relative performance.

•	The Fund’s currency strategy made a positive contribution to performance.

•

Currency performance was positive for the year, as our overweight to the Swedish Krona and underweight to the euro continued to pay off. The market rewarded countries like Sweden, which demonstrated strong fiscal and economic fundamentals. The euro suffered toward the end of the period as credit and fiscal concerns mounted in Greece and other peripheral euro zone countries.

•	The Fund maintained an anti-carry trade bias, in which we were underweight to high-yielding currencies and overweight to lower-yielding “safe haven” currencies.

•

After currency valuations returned to what we believed were normal levels, the Fund maintained a level of currency risk below its long-term average, because we did not see significant opportunities in currency markets. During the fourth quarter, however, our research indicated that currency valuations were becoming stretched once more. The Fund took several positions in order to capitalize on the opportunities.

What didn’t work

•

Security selection within the high yield debt component hurt the Fund. The US high yield portfolio underperformed its benchmark due to its conservative positioning and allocation to higher quality credits. In 2009, we saw dramatic spread compression, which led to lower quality credits outperforming higher quality companies.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

6

UBS Global Securities Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS Global Securities Relationship Fund	35.44%	2.78%	6.42%
Citigroup World Government Bond Index(1)	2.55	4.51	6.63
MSCI World Free Index (net)(2)	29.99	2.01	(0.24)
Global Securities Relationship Fund Index(3)	24.98	3.99	3.30

(1)

The Citigroup World Government Bond Index is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The index tracks the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(2)

The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

(3)

The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index; 15% Citigroup World Government Bond ex US Index; 15% Citigroup World Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup World Government Bond Index replaced the 21% Citigroup Broad Investment Grade Index and 9% Citigroup World Government Bond ex US Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $15,000,000 investment in the UBS Global Securities Relationship Fund and the Citigroup World Government Bond Index, the MSCI World Free Index (net) and the Global Securities Relationship Fund Index over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

7

UBS Global Securities Relationship Fund

Top ten long-term fixed income holdings (unaudited)(1)

As of December 31, 2009

Percentage of net assets
US Treasury Notes, 2.125%, due 11/30/14	1.7%
US Treasury Notes, 1.000%, due 10/31/11	1.5
US Treasury Notes, 1.875%, due 06/15/12	0.9
US Treasury Bonds, 8.750%, due 08/15/20	0.8
US Treasury Notes, 0.750%, due 11/30/11	0.8
US Treasury Notes, 2.625%, due 04/30/16	0.7
US Treasury Bonds, 4.500%, due 08/15/39	0.6
US Treasury Notes, 3.375%, due 11/15/19	0.5
US Treasury Bonds, 6.125%, due 11/15/27	0.4
Bundesschatzanweisungen, 4.000%, due 09/10/10	0.3
Total	8.2%

(1)	Figures represent the direct investments of the UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Country exposure, top five (unaudited)(2)

As of December 31, 2009

Percentage of net assets
United States	37.7%
United Kingdom	3.7
Japan	2.6
Germany	2.1
China	1.4
Total	47.5%

(2)

Figures represent the direct investments of the UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included the country exposure percentages would be as follows: United States 44.5%, United Kingdom 5.9%, Japan 4.9%, China 3.5%, and Germany 2.8%.

Top ten equity holdings (unaudited)(1)

As of December 31, 2009

Percentage of net assets
Apple, Inc.	1.0%
Covidien PLC	0.9
JPMorgan Chase & Co.	0.7
Allergan, Inc.	0.7
QUALCOMM, Inc.	0.6
Pfizer, Inc.	0.6
Exxon Mobil Corp.	0.6
Wells Fargo & Co.	0.6
General Dynamics Corp.	0.6
Google, Inc., Class A	0.5
Total	6.8%

8

UBS Global Securities Relationship Fund

Industry diversification (unaudited)(1)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	0.84%
Air freight & logistics	0.53
Airlines	0.49
Auto components	0.22
Automobiles	0.62
Beverages	0.63
Biotechnology	0.43
Capital markets	1.23
Chemicals	1.28
Commercial banks	2.87
Communications equipment	1.01
Computers & peripherals	1.69
Construction materials	0.42
Consumer finance	0.34
Containers & packaging	0.11
Diversified consumer services	0.16
Diversified financial services	1.87
Diversified telecommunication services	0.96
Electric utilities	1.69
Electrical equipment	0.03
Electronic equipment, instruments & components	0.27
Energy equipment & services	0.71
Food & staples retailing	1.29
Food products	0.46
Health care equipment & supplies	2.15
Health care providers & services	0.76
Hotels, restaurants & leisure	0.82
Household durables	0.49
Household products	0.95
Independent power producers & energy traders	0.06
Industrial conglomerates	0.35
Insurance	1.50
Internet & catalog retail	0.72
Internet software & services	0.80
IT services	0.89
Life sciences tools & services	0.09
Machinery	1.41
Marine	0.21
Media	1.54
Metal fabricate/hardware	0.02
Metals & mining	1.41
Multi-utilities	0.07
Office electronics	0.39
Oil, gas & consumable fuels	4.93
Paper & forest products	0.05
Personal products	0.36
Pharmaceuticals	2.66
Professional services	0.35
Real estate investment trust (REIT)	0.08
Real estate management & development	0.34
Road & rail	0.56
Semiconductors & semiconductor equipment	1.12
Software	1.66
Specialty retail	0.68
Tobacco	0.45
Trading companies & distributors	0.46
Wireless telecommunication services	0.87

Total common stocks	49.35

Bonds
Corporate bonds
Commercial banks	0.13%
Diversified financial services	0.07
Wireless telecommunication services	0.02

Total corporate bonds	0.22
Asset-backed securities	0.07
Commercial mortgage-backed security	0.10
Mortgage & agency debt securities	0.02
Stripped mortgage-backed securities	0.03
US government obligations	8.09
Non-US government obligations	3.12
Sovereign/supranational bond	0.02

Total bonds	11.67
Investment companies
UBS Corporate Bond Relationship Fund	5.69
UBS Emerging Markets Equity Relationship Fund	5.10
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	13.63
UBS Global Aggregate Bond Relationship Fund	5.02
UBS High Yield Relationship Fund	2.95
UBS Small-Cap Equity Relationship Fund	1.53
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.03

Total investment companies	33.95
Equity-linked note	0.06
Short-term investment	3.29
Investment of cash collateral from securities loaned	1.93

Total investments	100.25
Liabilities, in excess of cash and other assets	(0.25)

Net assets	100.00%

(1)

Figures represent the industry breakdown of direct investments of the UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies' industry diversification was included.

9

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 49.35%
Australia — 0.68%
National Australia Bank Ltd.	104,383	$2,539,972
Orica Ltd.	169,030	3,917,885
Qantas Airways Ltd.	1,304,125	3,466,062
QBE Insurance Group Ltd.	100,940	2,303,908

Total Australia common stocks		12,227,827

Austria — 0.14%
Telekom Austria AG	170,581	2,435,483

Belgium — 0.38%
Anheuser-Busch InBev NV	86,043	4,445,334
Delhaize Group SA	31,830	2,437,948

Total Belgium common stocks		6,883,282

Brazil — 0.95%
Agra Empreendimentos Imobiliarios SA	169,000	478,633
All America Latina Logistica SA	69,000	639,869
Banco Bradesco SA ADR	56,600	1,237,842
BM&F BOVESPA SA	249,000	1,730,513
Cosan Ltd., Class A*	64,800	563,760
Diagnosticos da America SA	13,000	422,026
Fibria Celulose SA(1)	24,400	557,296
Hypermarcas SA*	61,000	1,400,123
Itau Unibanco Holding SA ADR	75,860	1,732,643
Localiza Rent a Car SA	39,000	430,437
Petroleo Brasileiro SA ADR	49,000	2,336,320
Rossi Residencial SA	250,000	2,157,159
Usinas Siderurgicas de Minas Gerais SA, Preference shares	17,323	487,534
Vale SA ADR	99,600	2,891,388

Total Brazil common stocks		17,065,543

Canada — 0.84%
Cenovus Energy, Inc.	66,500	1,684,993
EnCana Corp.	66,500	2,168,872
Teck Resources Ltd., Class B*	103,800	3,654,364
Toronto-Dominion Bank	62,400	3,935,463
TransCanada Corp.(1)	109,500	3,789,076

Total Canada common stocks		15,232,768

Cayman Islands — 0.28%
Comba Telecom Systems Holdings Ltd.	371,239	429,220
Seagate Technology	257,500	4,683,925

Total Cayman Islands common stocks		5,113,145

China — 1.44%
Alibaba.com Ltd.(1)	214,700	493,509
Angang Steel Co., Ltd., Class H(1)	362,000	787,803
Bank of Communications Co., Ltd., Class H	997,000	1,146,666
Bank of East Asia Ltd.	301,700	1,184,566
Belle International Holdings Ltd.	1,347,000	1,555,974
China Coal Energy Co.	833,000	1,510,535
China Life Insurance Co., Ltd., H Shares,	337,000	1,649,053
China Zhongwang Holdings Ltd.*(1)	1,324,000	1,056,236
Chongqing Machinery & Electric Co., Ltd., H Shares,*	4,054,000	952,536
Dongfeng Motor Group Co., Ltd., H Shares,	506,000	720,225

Security description	Shares	Value

China — (concluded)
Hengan International Group Co., Ltd.	124,000	$917,834
Industrial & Commercial Bank of China, H Shares	1,293,000	1,061,108
Jardine Matheson Holdings Ltd.	55,600	1,671,742
New World Development Ltd.	1,437,000	2,932,852
PetroChina Co., Ltd., Class H	348,000	414,605
Shougang Concord International Enterprises Co., Ltd.*	3,494,000	866,406
Sinotrans Shipping Ltd.	1,917,000	880,448
Suntech Power Holdings Co., Ltd. ADR*(1)	33,500	557,105
Tencent Holdings Ltd.	107,700	2,321,195
Weichai Power Co., Ltd., Class H	95,000	762,254
Xingda International Holdings Ltd.	2,776,000	1,292,809
Yanzhou Coal Mining Co., Ltd., Class H	604,000	1,319,962

Total China common stocks		26,055,423

Czech Republic — 0.05%
New World Resources NV, Class A	97,267	861,286

Finland — 0.17%
Sampo Oyj, Class A	122,755	2,979,216

France — 0.81%
BNP Paribas	80,445	6,348,206
Carrefour SA	54,870	2,638,119
Total SA	86,549	5,546,195

Total France common stocks		14,532,520

Germany — 1.29%
Bayer AG	55,716	4,453,108
Daimler AG	76,727	4,099,293
E.ON AG	127,319	5,315,271
HeidelbergCement AG	43,371	2,983,305
MAN SE	24,084	1,875,739
Metro AG	76,175	4,643,113

Total Germany common stocks		23,369,829

Guernsey — 0.02%
Resolution Ltd.*	289,422	417,864

India — 0.24%
HDFC Bank Ltd. ADR	6,500	845,520
ICICI Bank Ltd. ADR	23,400	882,414
Reliance Industries Ltd. GDR(2)	18,222	834,605
Sterlite Industries India Ltd. ADR	61,200	1,115,064
Tata Motors Ltd. ADR	42,500	716,550

Total India common stocks		4,394,153

Indonesia — 0.17%
Aneka Tambang Tbk PT	3,635,500	853,043
Astra Agro Lestari Tbk PT	206,500	497,064
Astra International Tbk PT	239,000	877,943
Indah Kiat Pulp and Paper Corp. Tbk PT*	2,366,000	436,322
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	476,500	419,813

Total Indonesia common stocks		3,084,185

Ireland — 1.19%
Covidien PLC	352,900	16,900,381
CRH PLC	109,292	2,960,466

10

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (continued)
Ireland — (concluded)
Ryanair Holdings PLC ADR*	62,200	$1,668,204

Total Ireland common stocks		21,529,051

Japan — 2.55%
Canon, Inc.	105,600	4,464,247
Chuo Mitsui Trust Holdings, Inc.	633,000	2,112,671
Japan Tobacco, Inc.	1,501	5,064,613
Kao Corp.	110,100	2,570,277
Mitsubishi Corp.	251,300	6,248,032
Mitsui OSK Lines Ltd.	397,000	2,083,973
Nissan Motor Co., Ltd.*	520,800	4,551,791
Nomura Holdings, Inc.	340,300	2,507,865
NTT DoCoMo, Inc.	1,311	1,826,249
ORIX Corp.	46,950	3,192,861
Ricoh Co., Ltd.	178,000	2,510,521
Shin-Etsu Chemical Co., Ltd.	60,300	3,398,840
Sumitomo Mitsui Financial Group, Inc.	96,500	2,751,176
THK Co., Ltd.	159,100	2,810,357

Total Japan common stocks		46,093,473

Luxembourg — 0.13%
ArcelorMittal	50,770	2,302,669

Malaysia — 0.05%
Tenaga Nasional Bhd	329,300	806,071

Mexico — 0.05%
America Movil SAB de CV ADR, Series L	20,000	939,600

Netherlands — 0.88%
ASML Holding NV	113,561	3,862,548
ING Groep NV CVA*	405,242	3,917,546
James Hardie Industries NV, CDI*	253,768	1,913,397
Royal Dutch Shell PLC, Class A	207,000	6,261,316

Total Netherlands common stocks		15,954,807

Norway — 0.45%
Petroleum Geo-Services ASA*	219,200	2,489,187
Telenor ASA*	401,600	5,633,133

Total Norway common stocks		8,122,320

Philippines — 0.05%
Megaworld Corp.	28,440,000	898,803

Russia — 0.36%
Evraz Group SA GDR*(3)	39,605	1,101,866
Gazprom OAO ADR	39,193	976,986
Mobile Telesystems OJSC ADR	16,800	821,352
Rosneft Oil Co. GDR	203,786	1,714,682
TMK OAO GDR*(2)	24,000	420,668
Vimpel-Communications ADR	80,500	1,496,495

Total Russia common stocks		6,532,049

Singapore — 0.42%
CapitaLand Ltd.	805,499	2,385,867
DBS Group Holdings Ltd.	256,000	2,783,460
Olam International Ltd.(1)	1,325,000	2,481,430

Total Singapore common stocks		7,650,757

Security description	Shares	Value

South Africa — 0.13%
Impala Platinum Holdings Ltd.	15,269	$415,089
JD Group Ltd.	213,987	1,431,019
MTN Group Ltd.	28,027	445,892

Total South Africa common stocks		2,292,000

South Korea — 0.78%
CJ CheilJedang Corp.*	4,696	824,441
Hyundai Motor Co.*	8,181	844,541
KB Financial Group, Inc.*	15,662	798,965
LG Electronics, Inc.	8,573	888,652
LG Household & Health Care Ltd.*	2,897	724,187
LG Innotek Co., Ltd.*	7,549	636,806
NHN Corp.*	10,363	1,711,203
POSCO	3,456	1,819,364
Samsung Electronics Co., Ltd.	3,268	2,231,988
Samsung Fire & Marine Insurance Co., Ltd.	4,383	748,546
Shinsegae Co., Ltd.	2,514	1,160,506
SK Telecom Co., Ltd.	5,349	777,628
STX Pan Ocean Co., Ltd.*	85,610	833,037

Total South Korea common stocks		13,999,864

Spain — 0.27%
Banco Bilbao Vizcaya Argentaria SA	271,495	4,917,953

Switzerland — 1.42%
Alcon, Inc.	39,700	6,524,695
Credit Suisse Group AG	56,924	2,803,572
Nobel Biocare Holding AG	109,782	3,674,167
Roche Holding AG	46,338	7,882,843
SGS SA	2,052	2,671,999
Synthes, Inc.	16,183	2,119,461

Total Switzerland common stocks		25,676,737

Taiwan — 0.52%
AU Optronics Corp. ADR(1)	109,500	1,312,905
Far Eastern Textile Co., Ltd.	661,800	822,655
HON HAI Precision Industry Co., Ltd.	443,000	2,083,963
MediaTek, Inc.	58,000	1,007,225
Powertech Technology, Inc.	440,000	1,484,752
Prime View International Co., Ltd.*	337,000	879,283
Siliconware Precision Industries Co. ADR	116,600	817,366
Yuanta Financial Holding Co., Ltd.	1,450,000	1,056,816

Total Taiwan common stocks		9,464,965

Turkey — 0.05%
Turkiye Garanti Bankasi AS	204,224	867,445

United Kingdom — 3.19%
Associated British Foods PLC	202,553	2,688,002
Barclays PLC	919,302	4,051,067
British Land Co. PLC	198,201	1,519,291
British Sky Broadcasting Group PLC	323,072	2,910,297
Cobham PLC	506,060	2,039,869
GlaxoSmithKline PLC	245,041	5,190,741
Home Retail Group PLC	501,779	2,287,312
Imperial Tobacco Group PLC	98,995	3,119,845
Kingfisher PLC	419,657	1,538,330
Man Group PLC	707,838	3,481,906
Prudential PLC	318,185	3,241,369

11

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (continued)
United Kingdom — (concluded)
Rio Tinto PLC	109,671	$5,910,865
Sage Group PLC	1,021,346	3,626,051
Scottish & Southern Energy PLC	167,048	3,121,671
Tullow Oil PLC	143,191	2,986,093
Vodafone Group PLC	3,387,223	7,843,790
Wolseley PLC*	97,402	1,948,531

Total United Kingdom common stocks		57,505,030

United States — 29.40%
ACE Ltd.*	80,500	4,057,200
Adobe Systems, Inc.*	88,700	3,262,386
Aflac, Inc.	134,400	6,216,000
Allergan, Inc.	193,400	12,186,134
Amazon.com, Inc.*	55,300	7,438,956
American Electric Power Co., Inc.	196,150	6,824,058
American Tower Corp., Class A*	42,700	1,845,067
Amgen, Inc.*	56,500	3,196,205
Apple, Inc.*	83,100	17,522,466
AT&T, Inc.	276,500	7,750,295
Autodesk, Inc.*	132,500	3,366,825
Avon Products, Inc.	93,000	2,929,500
Baker Hughes, Inc.	143,300	5,800,784
Ball Corp.	39,600	2,047,320
Bank of America Corp.	456,600	6,876,396
Bank of New York Mellon Corp.	187,100	5,233,187
BlackRock, Inc.	13,500	3,134,700
BorgWarner, Inc.	121,000	4,019,620
Broadcom Corp., Class A*	104,500	3,286,525
Carnival Corp.*	176,800	5,602,792
Chevron Corp.	127,100	9,785,429
Cisco Systems, Inc.*	266,200	6,372,828
City National Corp.	45,300	2,065,680
CME Group, Inc.	13,200	4,434,540
Colgate-Palmolive Co.	39,000	3,203,850
Comcast Corp., Class A	548,700	9,251,082
Credicorp Ltd.	5,600	431,312
DeVry, Inc.	50,500	2,864,865
Discover Financial Services	195,375	2,873,966
Dynegy, Inc., Class A*	594,200	1,075,502
EI Du Pont de Nemours & Co.	68,800	2,316,496
EOG Resources, Inc.	44,800	4,359,040
Estee Lauder Cos., Inc., Class A	54,700	2,645,292
Exelon Corp.	149,300	7,296,291
Express Scripts, Inc.*	49,600	4,287,920
Exxon Mobil Corp.	156,400	10,664,916
FedEx Corp.	114,700	9,571,715
FirstEnergy Corp.	101,700	4,723,965
Fortune Brands, Inc.	120,600	5,209,920
General Dynamics Corp.	150,000	10,225,500
General Electric Co.	188,000	2,844,440
Genzyme Corp.*	40,100	1,965,301
Google, Inc., Class A*	15,800	9,795,684
Hess Corp.	90,200	5,457,100
Hewlett-Packard Co.	160,900	8,287,959
Illinois Tool Works, Inc.	163,000	7,822,370
IntercontinentalExchange, Inc.*	16,600	1,864,180
International Game Technology	180,600	3,389,862

Security description	Shares	Value

United States — (continued)
Interpublic Group of Cos., Inc.*	580,600	$4,284,828
Intersil Corp., Class A	91,000	1,395,940
Intuit, Inc.*	59,900	1,839,529
JPMorgan Chase & Co.	297,900	12,413,493
Kellogg Co.	62,400	3,319,680
KLA-Tencor Corp.	62,400	2,256,384
Kroger Co.	54,600	1,120,938
Lowe’s Cos., Inc.	166,000	3,882,740
Marathon Oil Corp.	142,200	4,439,484
Marvell Technology Group Ltd.*	128,900	2,674,675
MasterCard, Inc., Class A	29,700	7,602,606
McDonald’s Corp.	91,900	5,738,236
MDU Resources Group, Inc.	54,000	1,274,400
Medco Health Solutions, Inc.*	32,400	2,070,684
Medtronic, Inc.	129,000	5,673,420
Merck & Co., Inc.	182,300	6,661,242
Microsoft Corp.	269,600	8,220,104
Millipore Corp.*	22,800	1,649,580
Monsanto Co.	103,100	8,428,425
Morgan Stanley	175,550	5,196,280
MSCI, Inc., Class A*	40,200	1,278,360
National Semiconductor Corp.	84,400	1,296,384
Noble Corp.	80,900	3,292,630
Omnicom Group, Inc.	84,300	3,300,345
Oracle Corp.	131,800	3,234,372
PACCAR, Inc.	179,600	6,514,092
Pall Corp.	77,500	2,805,500
Parker Hannifin Corp.	44,800	2,413,824
Peabody Energy Corp.	101,400	4,584,294
Pepco Holdings, Inc.	153,200	2,581,420
PepsiCo, Inc.	113,700	6,912,960
Pfizer, Inc.	623,100	11,334,189
Praxair, Inc.	60,400	4,850,724
Priceline.com, Inc.*	14,800	3,233,800
Principal Financial Group, Inc.	227,100	5,459,484
Procter & Gamble Co.	153,000	9,276,390
QUALCOMM, Inc.	247,800	11,463,228
Red Hat, Inc.*	17,500	540,750
Ryder System, Inc.	89,000	3,664,130
Salesforce.com, Inc.*	24,000	1,770,480
Schlumberger Ltd.	20,200	1,314,818
Sherwin-Williams Co.	59,000	3,637,350
Southwest Airlines Co.	334,100	3,818,763
Southwestern Energy Co.*	105,000	5,061,000
Suncor Energy, Inc.	56,800	2,005,608
Sysco Corp.	68,400	1,911,096
Talecris Biotherapeutics Holdings Corp.*	115,677	2,576,127
Time Warner Cable, Inc.	75,300	3,116,667
Time Warner, Inc.	63,800	1,859,132
Ultra Petroleum Corp.*	115,100	5,738,886
Union Pacific Corp.	88,000	5,623,200
United Technologies Corp.	41,000	2,845,810
UnitedHealth Group, Inc.	233,000	7,101,840
Verisk Analytics, Inc., Class A*	118,900	3,600,292
Viacom, Inc., Class B*	110,400	3,282,192
Visa, Inc., Class A	96,900	8,474,874
Vivo Participacoes SA	36,300	1,125,300
VMware, Inc., Class A*	92,100	3,903,198
Wal-Mart Stores, Inc.	126,900	6,782,805

12

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
United States — (concluded)
Wells Fargo & Co.	380,500	$10,269,695
Williams Cos., Inc.	253,300	5,339,564
Zimmer Holdings, Inc.*	65,900	3,895,349

Total United States common stocks		530,917,011

Total common stocks (cost $763,609,852)		891,123,129

	Face amount
Bonds — 11.67%
Corporate bonds — 0.22%
France — 0.02%
Compagnie de Financement Foncier, 4.000%, due 07/21/11	EUR 230,000	341,393

Germany — 0.05%
Hypothekenbank in Essen AG, 3.750%, due 09/28/12	230,000	342,396
Kreditanstalt fuer Wiederaufbau, 5.500%, due 12/07/15	GBP 370,000	658,417

Total Germany corporate bonds		1,000,813

Ireland — 0.03%
GE Capital European Funding, 4.875%, due 03/06/13	EUR 325,000	487,823

Italy — 0.01%
Intesa Sanpaolo SpA, 6.375%, due 04/06/10	210,000	304,031

Netherlands — 0.04%
E.ON International Finance BV, 5.125%, due 10/02/12	220,000	337,987
Rabobank Nederland NV, 4.125%, due 04/04/12	220,000	330,187

Total Netherlands corporate bonds		668,174

United Kingdom — 0.05%
Lloyds TSB Bank PLC, 6.750%, due 10/24/18	GBP 150,000	263,397
Royal Bank of Scotland PLC, 6.625%, due 09/17/18	170,000	287,220
Vodafone Group PLC, 3.625%, due 11/29/12	EUR 250,000	368,483

Total United Kingdom corporate bonds		919,100

United States — 0.02%
Citigroup, Inc., 5.500%, due 11/18/15	GBP 190,000	305,550

Total corporate bonds (cost $3,950,389)		4,026,884

Asset-backed securities — 0.07%
United States — 0.07%
Bank of America Credit Card Trust, Series 2008-A1, Class A1, 0.813%, due 04/15/13(4)	1,000,000	997,728

Security description	Face amount	Value

Asset-backed securities — (concluded)
United States — (concluded)
Irwin Home Equity Corp., Series 2005-C, Class 1M3, 6.150%, due 04/25/30(5),(6)	612,581	$257,284
Morgan Stanley ABS Capital I, Series 2006-HE6, Class A2A, 0.271%, due 09/25/36(4)	25,834	25,625

Total asset-backed securities (cost $1,610,048)		1,280,637

Commercial mortgage-backed security — 0.10%
United States — 0.10%
GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1, 5.681%, due 06/23/46(2),(4) (cost $5,791,165)	$5,903,058	1,801,023

Mortgage & agency debt securities — 0.02%
United States — 0.02%
Federal Home Loan Mortgage Corp. Gold Pools, #G00194, 7.500%, due 02/01/24††	120,658	135,297
Federal National Mortgage Association Pools, #253824, 7.000%, due 03/01/31††	86,903	96,632
Lehman Structured Securities Corp., Series 2007-1, Class M3, 2.297%, due 10/28/34(2),(4)	2,358,915	70,768

Total mortgage & agency debt securities (cost $2,526,483)		302,697

Stripped mortgage-backed securities — 0.03%
United States — 0.03%
Federal National Mortgage Association Interest STRIPS, IO, 6.000%, due 10/01/35(4),(5)	548,276	90,136
6.500%, due 10/01/35(4),(5)	566,466	118,285
MLCC Mortgage Investors, Inc., Series 2004-E, Class XA, IO, 1.520%, due 11/25/29(4),(5)	12,152,194	217,525
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6AX, IO, 5.500%, due 11/25/35(4),(5)	694,036	97,422

Total United States stripped mortgage-backed securities		523,368

Total stripped mortgage-backed securities (cost $2,046,083)		523,368

US government obligations — 8.09%
United States — 8.09%
US Treasury Bonds, 4.500%, due 08/15/39	10,305,000	10,071,530
6.125%, due 11/15/27	6,000,000	7,147,500
6.250%, due 08/15/23	3,500,000	4,180,312
8.750%, due 08/15/20	10,610,000	15,009,840
US Treasury Notes, 0.750%, due 11/30/11(1)	14,920,000	14,822,677
1.000%, due 10/31/11(1)	27,705,000	27,680,066

13

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (concluded)
US government obligations — (concluded)
United States — (concluded)
1.875%, due 06/15/12(1)	$16,000,000	$16,175,008
2.125%, due 11/30/14(1)	31,160,000	30,422,443
2.625%, due 04/30/16	12,000,000	11,627,808
3.375%, due 11/15/19(1)	9,205,000	8,854,105

Total US government obligations (cost $149,268,352)		145,991,289

Non US-government obligations — 3.12%
Austria — 0.40%
Republic of Austria,
3.800%, due 10/20/13(2)	EUR 2,500,000	3,759,449
4.300%, due 09/15/17(2)	2,300,000	3,472,904

		7,232,353

Belgium — 0.17%
Government of Belgium, 4.000%, due 03/28/14	2,000,000	3,039,900

Canada — 0.07%
Government of Canada, 5.250%, due 06/01/12	CAD 1,230,000	1,272,151
5.750%, due 06/01/29	100	115
6.000%, due 06/01/11	200	204
8.000%, due 06/01/23	200	270

		1,272,740

Denmark — 0.03%
Government of Denmark, 4.000%, due 11/15/17	DKK 2,500,000	499,595

Finland — 0.10%
Government of Finland, 3.875%, due 09/15/17	EUR 1,243,000	1,851,112

France — 0.41%
France Government Bond, 5.000%, due 10/25/11	730,000	1,114,744
Government of France, 2.500%, due 01/12/14	2,000,000	2,883,299
3.750%, due 04/25/21	260,000	372,824
4.000%, due 04/25/55	645,000	883,040
4.000%, due 04/25/18	1,420,000	2,129,789

		7,383,696

Germany — 0.74%
Bundesrepublik Deutschland, 4.000%, due 01/04/37	1,840,000	2,568,940
4.500%, due 01/04/13	2,005,000	3,096,564
5.000%, due 01/04/12	1,165,000	1,789,831
6.250%, due 01/04/24	325,000	587,374
Bundesschatzanweisungen, 4.000%, due 09/10/10	3,355,000	4,918,064
Kreditanstalt fuer Wiederaufbau, 5.000%, due 07/04/11	300,000	453,420

		13,414,193

Security description	Face amount		Value

Non US-government obligations — (concluded)
Greece — 0.11%
Hellenic Republic Government Bond, 4.300%, due 03/20/12	EUR	620,000	$887,699
6.000%, due 07/19/19		750,000	1,086,290

			1,973,989

Italy — 0.20%
Buoni Poliennali Del Tesoro, 5.000%, due 09/01/40		2,500,000	3,698,595

Netherlands — 0.19%
Government of Netherlands, 4.500%, due 07/15/17		2,200,000	3,414,725

Spain — 0.18%
Government of Spain, 3.250%, due 07/30/10		700,000	1,017,233
5.750%, due 07/30/32		260,000	424,994
6.150%, due 01/31/13		1,105,001	1,763,074

			3,205,301

Sweden — 0.05%
Government of Sweden, 6.750%, due 05/05/14	SEK	5,390,000	886,082

United Kingdom — 0.47%
UK Gilts, 2.250%, due 03/07/14	GBP	605,000	959,821
4.250%, due 12/07/27		130,000	204,726
4.250%, due 12/07/49		610,000	971,774
4.750%, due 06/07/10		2,950,000	4,850,988
4.750%, due 12/07/38		710,000	1,208,375
8.000%, due 06/07/21		140,000	305,178

			8,500,862

Total non US-government obligations (cost $54,552,549)			56,373,143

Sovereign/supranational bond — 0.02%
European Investment Bank, 4.750%, due 06/06/12 (cost $463,556)	GBP	240,000	412,123

Total bonds (cost $220,208,625)			210,711,164

	Shares
Investment companies — 33.95%
UBS Corporate Bond Relationship Fund*(7)		7,926,850	102,812,043
UBS Emerging Markets Equity Relationship Fund*(7)		2,736,212	92,091,308
UBS Global (ex-U.S.) All Cap Growth Relationship Fund*(7)		18,535,903	246,229,079
UBS Global Aggregate Bond Relationship Fund*(7)		8,965,459	90,630,928
UBS High Yield Relationship Fund*(7)		2,301,184	53,323,959
UBS Small-Cap Equity Relationship Fund*(7)		681,039	27,595,415
UBS U.S. Treasury Inflation Protected Securities Relationship Fund*(7)		41,015	493,560

Total investment companies (cost $491,188,638)			613,176,292

14

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Equity-linked note — 0.06%
Bahamas — 0.06%
Credit Suisse Nassau, Participating Notes, 0.00%, due 09/07/12* (cost $1,197,570)	226,328	$1,107,443

	Shares
Short-term investment — 3.29%
Investment company — 3.29%
UBS Cash Management Prime Relationship Fund, 0.120%(7),(8) (cost $59,375,726)	59,375,726	59,375,726

Security description	Shares	Value

Investment of cash collateral from securities loaned — 1.93%
UBS Private Money Market Fund LLC, 0.134%(7),(8) (cost $34,843,584)	34,843,584	$34,843,584

Total investments — 100.25% (cost $1,570,423,995)		1,810,337,338
Liabilities, in excess of cash and other assets — (0.25)%		(4,466,790)

Net assets — 100.00%		$1,805,870,548

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $1,568,332,678; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$281,886,119
Gross unrealized depreciation	(39,881,459)

Net unrealized appreciation of investments	$242,004,660

††

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2009.
(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $10,359,417 or 0.57% of net assets.

(3)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of this security amounted to $1,101,866 or 0.06% of net assets.

(4)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(5)	Security is illiquid. At December 31, 2009, the value of these securities amounted to $780,652 or 0.04% of net assets.
(6)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(7)	Investment in affiliated investment company. See notes to financial statements for additional information.
(8)	The rate shown reflects the yield at December 31, 2009.
ABS	Asset-backed securities
ADR	American depositary receipt
CDI	Chess depositary interests
CVA	Dutch certification — depository certificate
GDR	Global depositary receipt
GS	Goldman Sachs
IO	Interest only — This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
MLCC	Merrill Lynch Credit Corp.
OJSC	Open joint stock company
Preference shares —	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
STRIPS	Bonds that can be subdivided into a series of zero-coupon bonds.

15

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Currency type abbreviations:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
SEK	Swedish Krona

Forward foreign currency contracts

UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Australian Dollar	26,250,000	USD	24,158,138	03/03/10	$714,000
Brazilian Real	23,000,000	USD	13,021,571	03/03/10	(38,779)
Euro	56,440,000	USD	84,792,070	03/03/10	3,887,588
Great Britain Pound	1,620,000	USD	2,703,594	03/03/10	87,731
Hong Kong Dollar	126,175,000	USD	16,290,525	03/03/10	10,615
Singapore Dollar	11,700,000	USD	8,467,829	03/03/10	145,166
Swiss Franc	32,600,000	USD	32,526,880	03/03/10	1,003,710
United States Dollar	21,835,931	CAD	22,950,000	03/03/10	107,943
United States Dollar	7,268,794	HKD	56,345,000	03/03/10	1,200
United States Dollar	122,962,186	JPY	10,782,800,000	03/03/10	(7,153,857)
United States Dollar	10,031,123	KRW	11,603,000,000	03/03/10	(84,057)
United States Dollar	15,039,481	MXN	195,990,000	03/03/10	(156,809)
United States Dollar	85,416,409	SEK	587,840,000	03/03/10	(3,229,416)
United States Dollar	12,469,407	TWD	397,400,000	03/03/10	157,109
United States Dollar	17,120,488	ZAR	129,020,000	03/03/10	175,067

Net unrealized depreciation on forward foreign currency contracts					$(4,372,789)

Currency type abbreviations:

CAD	Canadian Dollar
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

16

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Futures contracts

UBS Global Securities Relationship Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
10 Year US Treasury Notes, 742 contracts (USD)	March 2010	$87,800,252	$85,666,219	$(2,134,033)

US Treasury futures sell contracts:
2 Year US Treasury Notes, 789 contracts (USD)	March 2010	(171,261,145)	(170,633,578)	627,567

Index futures buy contracts:
Amsterdam Exchange Index, 285 contracts (EUR)	January 2010	26,289,417	27,207,666	918,249
Dow Jones EURO STOXX 50 Index, 849 contracts (EUR)	March 2010	34,975,696	35,965,173	989,477
FTSE 100 Index, 728 contracts (GBP)	March 2010	61,619,770	62,591,372	971,602
FTSE MIB Index, 108 contracts (EUR)	March 2010	17,677,402	18,160,289	482,887
NIKKEI 225 Index, 159 contracts (JPY)	March 2010	17,250,184	18,020,899	770,715

Index futures sell contracts:
DAX Index, 84 contracts (EUR)	March 2010	(17,731,920)	(17,892,589)	(160,669)
Hang Seng Stock Index, 65 contracts (HKD)	January 2010	(8,929,809)	(9,097,470)	(167,660)
S&P Toronto Stock Exchange 60 Index, 280 contracts (CAD)	March 2010	(36,042,447)	(36,988,861)	(946,414)
SPI 200 Index, 338 contracts (AUD)	March 2010	(35,179,315)	(36,723,128)	(1,543,813)

Interest rate futures buy contracts:
Euro-Bund, 253 contracts (EUR)	March 2010	44,662,365	43,954,177	(708,188)
Long Gilt , 58 contracts (GBP)	March 2010	10,988,429	10,721,859	(266,570)

Net unrealized depreciation on futures contracts				$(1,166,850)

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	United States Dollar

Swap agreements

UBS Global Securities Relationship Fund had outstanding interest rate swap agreements with the following terms as of December 31, 2009:

Counterparty	Notional amount	Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/received	Value	Unrealized appreciation
Credit Suisse	USD 114,100,000	01/13/10	0.2844	%(1)	0.2341	%(2)	$—	$94,718	$94,718
Merrill Lynch International	USD 100,900,000	01/13/10	0.2844	(1)	0.2341	(2)	—	83,761	83,761

							$—	$178,479	$178,479

(1)	Rate based on 3 month LIBOR (USD BBA).
(2)	Rate based on 1 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

17

UBS Global Securities Relationship Fund—Portfolio of investments December 31, 2009

Written option activity for the year ended December 31, 2009 for UBS Global Securities Relationship Fund was as follows:

	Number of contracts	Amount of premiums received
Options outstanding at December 31, 2008	778	$302,090
Options written	—	—
Options terminated in closing purchase transactions	(778)	(302,090)
Options expired prior to exercise	—	—

Options outstanding at December 31, 2009	—	$—

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$602,917,566	$288,205,563	$—	$891,123,129
Corporate bonds	—	4,026,884	—	4,026,884
Asset-backed securities	—	1,023,353	257,284	1,280,637
Commercial mortgage-backed securities	—	1,801,023	—	1,801,023
Mortgage & agency debt securities	—	302,697	—	302,697
Equity-linked note	—	1,107,443	—	1,107,443
Stripped mortgage-backed securities	—	305,843	217,524	523,367
US government obligations	—	145,991,289	—	145,991,289
Non-US government obligations	—	56,373,143	—	56,373,143
Sovereign/supranational bonds	—	412,123	—	412,123
Investment companies	—	613,176,292	—	613,176,292
Short-term investments	—	59,375,726	—	59,375,726
Investment of cash collateral from securities loaned	—	34,843,584	—	34,843,584
Other financial instruments(2)	(1,166,850)	(4,194,309)	—	(5,361,159)

Total	$601,750,716	$1,202,750,654	$474,808	$1,804,976,178

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Common stocks	Asset- backed securities	Collateralized debt obligations	Commercial mortgage- backed securities	Stripped mortgage- backed securities	Total
Assets
Beginning balance	$5,947,507	$—	$1,350,000	$1,189,842	$—	$8,487,349
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	(711,500)	—	—	(711,500)
Purchases, sales, issuances, and settlements (net)	—	—	(638,500)	—	—	(638,500)
Transfers in and/or out of Level 3	(5,947,507)	257,284	—	(1,189,842)	217,524	(6,662,541)

Ending balance	$—	$257,284	—	—	$217,524	$474,808

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$—	$(292,442)	$—	$—	$(1,719,419)	$(2,011,861)

(a)	Does not include unrealized losses of $2,011,861 related to transferred assets, presented at their end of period values.

18	See accompanying notes to financial statements.

UBS Emerging Markets Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS Emerging Markets Equity Relationship Fund (the “Fund”) returned 83.98%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 78.51%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed its benchmark during the reporting period, primarily due to strong stock selection across a broad range of sectors.

Portfolio performance summary

What worked

•

Stock selection was the strongest positive contributor to the Fund’s performance. Stock names within the financial, consumer discretionary and information technology sectors outperformed for the period.

•

Outperformers within these sectors included Russian bank Sberbank, Chinese automaker Dongfeng Motor* and Taiwan electronics component manufacturer HON HAI Precision. (For details, see “Portfolio highlights.”)

•	Several sectors helped relative performance.

•

The Fund overweight to the consumer discretionary sector and positive stock selection helped performance. This was driven by holdings in Dongfeng Motor and Astra International. (For details, see “Portfolio highlights.”)

•	An overweight and stock selection in the financials sector contributed positively to Fund performance. This was primarily due to the overweight in Sberbank. (For details, see “Portfolio highlights.”)

•	The Fund’s position in Russia was its strongest country exposure for the year.

•

An overweight and strong stock selection in Russia added to Fund returns. We believe Russia has many factors in its favor, including low leverage, high gross domestic product per capita (which is often used as a standard of living indicator in an economy), and an abundance of tangible assets (that is, those assets that have a physical existence, such as cash, equipment and real estate). All in all, we presently view Russia as one of the most attractively valued countries in the emerging markets equity space, and also find it attractively valued from its own historical perspective.

•

Another country that generated positive performance during the review period was China, due to strong stock selection. China’s relatively strong macro fundamentals and sizeable governmental stimulus package also lent support to the market.

What didn’t work

•	Sector positioning was a slight negative for relative performance in 2009.

•

An overweight to telecommunications stocks detracted from relative performance, as defensive sectors tended to lag during the year. In particular, names such as Bharti Airtel* and China Telecom disappointed. (For details on these holdings, see “Portfolio highlights.”)

*	As of December 31, 2009, this position was no longer held by the Fund.

19

UBS Emerging Markets Equity Relationship Fund

•

The Fund’s overweight to the health care sector was not rewarded during the period. This was mainly due to the overweight in underperforming Sun Pharmaceuticals (For details, see “Portfolio highlights.”).

•	Stock selection in Korea and India detracted from relative performance.

Portfolio highlights

•

Sberbank’s strong operating performance helped make this one of the largest contributors to relative returns. Amid the economic deterioration in Russia, the company’s share price suffered. However, we believed the market overestimated the risks and underestimated the strong operating earnings potential of the bank, and we viewed it as being attractively valued. The turnaround in global sentiment and the bottoming of the Russian economy have brought the focus back to the fundamental longer-term outlook for the bank.

•

Dongfeng Motor Group contributed strongly to the Fund. The company benefited from several policy actions in China during 2009, including purchase tax cuts and the awarding of subsidies to help phase out old polluting vehicles. The country focused on stimulating consumption in the face of declining exports, and China succeeded in stimulating demand—especially for discretionary items such as automobiles and housing.

•

Astra International helped performance. Astra is a conglomerate with a presence in automobiles, heavy equipment (used principally in coal mining) and plantations (crude palm oil). Its heavy equipment subsidiary performed significantly better than expected because of an increase in equipment intensity (overhaul removal in coal mining increased due to aging of mines, necessitating more equipment demand and services). Its plantations business benefited from an increase in commodity prices through the year. Finally, profitability of autos surprised positively as the company increased product prices to compensate for the impact of an increase in raw material prices and demand decline.

•

The Fund benefited from holding HON HAI Precision. The stock posted strong operating margins for much of 2009, and embarked on renewed hiring that we believe will result in greater revenue momentum going forward. After a massive relocation exercise in 2008, we expect significant cost savings to accrue over time. We believe HON HAI should gain market share over the next two to three years, as outsourcing increases and cost pressures from labor and materials becomes a greater burden to smaller competitors.

•

Bharti Airtel detracted from relative returns. Intensifying competition, along with significant price cuts across the sector, drove Bharti to underperform in 2009. We expect price wars in the Indian telecom sector will continue to exert downward pressure for the next nine to 12 months. In addition, tariff pressures will likely reduce margins and limit the financial performance necessary to drive share price appreciation.

•

The Fund held China Telecom Corp., which underperformed due to increased competition in China and code division multiple access (“CDMA”) related execution issues for the company. (CDMA is a channel access method used by various radio communication technologies.)

•	Sun Pharmaceuticals stock fell over concerns that the FDA has seized all drugs manufactured at Caraco, citing manufacturing deficiencies. There are no FDA issues with Sun’s other facilities or with

20

UBS Emerging Markets Equity Relationship Fund

Protonix (manufactured in India), a highly profitable product. Caraco accounts for 6-8% of Sun’s consolidated profits, and we expect other parts of the company, such as its exports to Europe and the emerging markets, to compensate.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

21

UBS Emerging Markets Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS Emerging Markets Equity Relationship Fund(1)	83.98%	16.24%	11.24%
UBS Emerging Markets Equity Relationship Fund(2)	81.85	15.98	11.12
MSCI Emerging Markets Index (net)(3)	78.51	15.51	9.78

(1)	Return based on NAV—Does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(2)	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.

(3)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of June 2009, the index consisted of 22 emerging market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $15,000,000 investment in the UBS Emerging Markets Equity Relationship Fund and the MSCI Emerging Markets Index (net) over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

22

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Sberbank of Russian Federation	4.8%
HON HAI Precision Industry Co., Ltd.	4.5
Samsung Electronics Co., Ltd.	4.2
Vale SA, Preference shares	4.2
Gazprom OAO ADR	4.0
Petroleo Brasileiro SA, Preference shares	4.0
Infosys Technology Ltd., ADR	3.5
China Shenhua Energy Co., Ltd., H Shares	3.1
CNOOC Ltd.	3.1
Itau Unibanco Holding SA ADR	3.0
Total	38.4%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
China	21.3%
Brazil	14.4
Russia	14.1
South Korea	10.0
Mexico	8.2
Total	68.0%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Automobiles	2.29%
Beverages	2.22
Commercial banks	23.67
Construction & engineering	1.94
Construction materials	1.93
Diversified telecommunication services	5.83
Electronic equipment, instruments & components	4.49
Food products	1.28
Insurance	2.06
Internet software & services	1.00
IT services	3.50
Media	3.58
Metals & mining	6.32
Multiline retail	1.17
Oil, gas & consumable fuels	17.47
Pharmaceuticals	2.24
Real estate management & development	3.98
Semiconductors & semiconductor equipment	5.27
Specialty retail	1.06
Tobacco	1.91
Wireless telecommunication services	3.43

Total common stocks	96.64
Bond
Corporate bond
Metals & mining	0.00
Warrants	1.11
Short-term investment	1.64

Total investments	99.39
Cash and other assets, less liabilities	0.61

Net assets	100.00%

23

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 96.64%
Brazil — 14.43%
Itau Unibanco Holding SA ADR	739,705	$16,894,862
Lojas Renner SA	297,000	6,622,365
NET Servicos de Comunicacao SA, Preference shares*	432,309	5,892,003
Petroleo Brasileiro SA, Preference shares	1,068,624	22,653,627
Usinas Siderurgicas de Minas Gerais SA, Preference shares	204,064	5,743,128
Vale SA, Preference shares	955,642	23,666,637

Total Brazil common stocks		81,472,622

China — 21.31%
China Construction Bank Corp., Class H	19,218,000	16,358,025
China Mengniu Dairy Co., Ltd.*	2,028,000	7,211,395
China Merchants Bank Co., Ltd., H Shares	2,139,950	5,551,455
China Resources Land Ltd.	2,516,000	5,663,638
China Shenhua Energy Co., Ltd., H Shares	3,639,000	17,594,206
China Telecom Corp. Ltd., Class H	28,294,000	11,707,045
CNOOC Ltd.	11,165,000	17,382,275
Industrial & Commercial Bank of China, H Shares	19,925,000	16,351,572
Netease.com ADR*	150,200	5,649,022
Ping An Insurance Group Co. of China Ltd., H Shares,	1,339,000	11,612,447
Sino-Ocean Land Holdings Ltd.	5,695,000	5,209,071

Total China common stocks		120,290,151

India — 7.85%
DLF Ltd.	703,721	5,401,947
Housing Development & Infrastructure Ltd.*	807,986	6,202,499
Infosys Technology Ltd., ADR	357,800	19,775,606
Reliance Industries Ltd.	266,900	6,210,493
Sun Pharmaceutical Industries Ltd.	207,812	6,739,392

Total India common stocks		44,329,937

Indonesia — 4.32%
Astra International Tbk PT	3,528,576	12,961,879
Bank Rakyat Indonesia PT	7,099,500	5,736,537
Telekomunikasi Indonesia Tbk PT	5,704,000	5,707,753

Total Indonesia common stocks		24,406,169

Israel — 1.05%
Teva Pharmaceutical Industries Ltd. ADR	105,420	5,922,496

Mexico — 8.25%
America Movil SAB de CV	4,926,000	11,590,145
Cemex SAB de CV ADR*	919,500	10,868,490
Fomento Economico Mexicano SAB de CV ADR	141,600	6,779,808
Grupo Financiero Banorte SAB de CV, Class O	3,161,900	11,562,857
Grupo Modelo SAB de CV*	1,028,800	5,740,110

Total Mexico common stocks		46,541,410

Russia — 14.07%
Gazprom OAO ADR	919,512	22,921,205
Mobile Telesystems OJSC ADR	159,100	7,778,399
Novolipetsk Steel OJSC GDR*(1)	19,852	598,044

Security description	Shares	Value

Russia — (concluded)
Novolipetsk Steel OJSC GDR*(2)	186,708	$5,624,605
Rosneft Oil Co. GDR	1,412,192	11,882,365
Sberbank of Russian Federation	9,611,560	26,881,211
Vimpel-Communications ADR	200,200	3,721,718

Total Russia common stocks		79,407,547

South Africa — 3.59%
Naspers Ltd., Class N	351,775	14,275,416
Truworths International Ltd.	1,023,823	5,995,259

Total South Africa common stocks		20,270,675

South Korea — 9.99%
GS Engineering & Construction Corp.	118,628	10,976,459
KT&G Corp.	195,253	10,789,094
Samsung Electronics Co., Ltd.	34,859	23,808,104
Shinhan Financial Group Co., Ltd.	291,380	10,820,015

Total South Korea common stocks		56,393,672

Taiwan — 7.63%
Chunghwa Telecom Co., Ltd.	6,358,970	11,804,662
HON HAI Precision Industry Co., Ltd.	5,390,988	25,360,321
Taiwan Semiconductor Manufacturing Co., Ltd.	2,956,000	5,929,549

Total Taiwan common stocks		43,094,532

Thailand — 1.93%
Bank of Ayudhya PCL	1,405,600	945,035
Bank of Ayudhya PCL NVDR	8,130,000	5,464,591
Kasikornbank PCL	1,721,300	4,483,075

Total Thailand common stocks		10,892,701

Turkey — 2.22%
Turkiye Garanti Bankasi AS	2,950,112	12,530,646

Total common stocks (cost $398,648,922)		545,552,558

	Face amount
Bond — 0.00%
Corporate bond — 0.00%
Brazil — 0.00%
Vale SA, Mining Activities Revenue Linked Notes, 0.00%, due 09/29/49(3),(4),(5),(6) (cost $0)	BRL 23,646	0

	Number of warrants
Warrants — 1.11%
India — 1.11%
ITC Ltd., strike @ USD 1.00, expires 01/24/17*(1) (cost $4,985,143)	1,165,850	6,283,339

24

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Short-term investment — 1.64%
Investment company — 1.64%
UBS Cash Management Prime Relationship Fund, 0.120%(7),(8) (cost $9,251,400)	9,251,400	$9,251,400

Total investments — 99.39% (cost $412,885,465)		561,087,297
Cash and other assets, less liabilities — 0.61%		3,438,695

Net assets — 100.00%		$564,525,992

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $423,069,056; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$143,649,613
Gross unrealized depreciation	(5,631,372)

Net unrealized appreciation of investments	$138,018,241

*	Non-income producing security.
(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $6,881,383 or 1.22% of net assets.

(2)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31,2009, the value of this security amounted to $5,624,605 or 1.00% of net assets.

(3)	Security is illiquid. At December 31, 2009, the value of these securities amounted to $0 or 0.00% of net assets.
(4)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of these securities amounted to $0 or 0.00% of net assets.
(5)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(6)	Perpetual bond security. The maturity date reflects the next call date.
(7)	Investment in affiliated investment company. See notes to financial statements for additional information.
(8)	The rate shown reflects the yield at December 31, 2009.
ADR	American depositary receipt
GDR	Global depositary receipt
NVDR	Non voting depository receipt
OJSC	Open joint stock company
Preference shares —	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:

BRL	Brazilian Real
USD	United States Dollar

Forward foreign currency contract

UBS Emerging Markets Equity Relationship Fund had the following open forward foreign currency contract as of December 31, 2009:

	Contract to deliver	In exchange for		Maturity date	Unrealized depreciation
South African Rand	16,890,000	USD	2,283,528	01/04/10	$(5,090)

Currency type abbreviation:

USD	United States Dollar

25

UBS Emerging Markets Equity Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$173,616,488	$371,936,070	$—	$545,552,558
Corporate bond	—	—	0	0
Warrants	—	6,283,339	—	6,283,339
Short-term investment	—	9,251,400	—	9,251,400
Other financial instruments(2)	—	(5,090)	—	(5,090)

Total	$173,616,488	$387,465,719	$0	$561,082,207

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bond	Warrants	Rights	Total
Assets
Beginning balance	$0	$5,654,279	$46,707	$5,700,986
Total gains or losses (realized/unrealized) included in earnings	0	2,494,337	(46,707)	2,447,630
Purchases, sales, issuances, and settlements (net)	0	(8,148,616)	—	(8,148,616)

Ending balance	$0	$0	$0	$0

26	See accompanying notes to financial statements.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance

From its inception on April 30, 2009, through December 31, 2009, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) returned 32.84%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), returned 36.13% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due primarily to sector allocation decisions. Stock selection was positive for the period.

Portfolio performance summary

What worked

•

Stock selection within the financial sector contributed positively to the Fund’s relative performance. The overweight to financials was a result of attractive individual stock selection opportunities within the sector.

•	Success stories included ICICI Bank in India, BM&F BOVESPA, a Brazilian commodities exchange, and AMP Ltd., an Australian financial services company. (For details, see “Portfolio highlights.”)

•

The Fund’s energy stocks were positive for relative performance. We concentrated the Fund’s holdings among energy services companies, which we believe will profit from attempts by integrated companies to sustain or increase their reserves. As this leads to greater exploration in more difficult environments, we believe the service providers should benefit.

•	Two providers of contract drilling services, Seadrill Ltd. and Subsea 7 Inc., contributed to Fund performance during the period. (For details, see “Portfolio highlights.”)

•

The Fund benefited from an underweight to Japan during the period. Japan failed to rally as strongly as most global markets during the 2009 recovery. We maintained a reduced exposure to the country, which was additive to returns.

•	Stock selection within Japan made a positive contribution, particularly the Fund’s position in LCD glass manufacturer Asahi Glass. (For details, see “Portfolio highlights.”)

What didn’t work

•

Stock selection in the Fund faced challenges for much of 2009. During the review period, stocks in general did not rise based on their growth prospects. Rather, stocks whose prices were artificially depressed during the huge market selloff of 2008 and early 2009 rebounded once the market realized they were oversold. This revaluation environment presented our bottom-up, growth-oriented style with a considerable headwind.

•	The Fund’s weighting to the consumer staples sector detracted from returns during the period. Defensive stocks such as staples lagged the market for much of 2009, after fears of a depression eased.

27

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•

An overweight to the materials sector, and stock selection within the sector, were negative for relative returns. We purchased Potash Corp.*, a manufacturer of fertilizer and other materials, because we saw two potential growth levers for the company: unit growth based on pent up demand, and pricing growth supported by this demand. The company faced challenges in both areas during 2009, as farmers further extended the period of time they went without fertilizer. This in turn caused a price war to erupt. Though we sold the stock given the uncertainty of this environment, we subsequently bought back in, as our research indicates that the original thesis remained intact.

•

The Fund’s position in China detracted from relative returns. Our long term secular emerging markets thesis posits that these countries will experience a rapidly growing middle class, and will invest heavily in infrastructure growth to support that middle class. We believe China is one of the emerging economies best positioned to implement this growth with fiscal and economic stimulus.

Nonetheless, despite solid underlying fundamental growth, the country sold off during the third quarter of 2009, as skepticism around the global recovery emerged. Chinese stocks held by the Fund, including China Zhongwang Holdings, declined as well. (For details, see “Portfolio highlights.”). As China remains one of the primary regions experiencing, in our view, true fundamental growth, we remained overweight.

Portfolio highlights

•

ICICI Bank is India’s largest consumer lender and the country’s third-largest bank overall. With a strong presence in retail and corporate banking, ICICI is looking to take advantage of its strong brand, multi-channel distribution network and wide product offering to grow market share in the under-penetrated Indian financial services market. The stock performed strongly during the period on optimism that Prime Minister Manmohan Singh’s Congress party victory in May 2009 will enable the party to form a new government coalition without communist lawmakers, who had frustrated plans to implement reforms to boost economic growth.

•

The Fund benefited from holding AMP Ltd., Australia’s largest provider of life insurance, asset management and other diversified financial services. Australia’s superannuation scheme has created one of the world’s largest pools of investment assets. We believe AMP’s positioning as a financial services leader should provide the company with superior opportunities to access, manage and profit from these assets. In addition, the Australian economy has been one of the most resilient in the world, and the company has avoided many of the pitfalls that befell many global financial companies.

•

Seadrill Ltd., which is a Norwegian-listed company registered in Bermuda, provides contract drilling services to the oil and gas industry. The company continued its strong share price performance after reporting better-than-expected earnings. In addition, Seadrill strengthened its balance sheet during the period by issuing $500 million of convertible bonds.

•

The Fund’s position in Asahi Glass Co., a Japanese manufacturer of auto, construction and LCD glass, benefited from the sustainability of LCD television demand, even in a recession. The company generates a significant portion of its earnings outside of Japan. Other factors in its favor, in our view, are the upgrade cycle, as consumers purchase new flat screen and high definition televisions, and global stimulus aimed at encouraging consumer spending.

*	As of December 31, 2009, this position was no longer held by the Fund.

28

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•

China Zhongwang Holdings is a manufacturer of extruded aluminum products used in railcars, autos and aircraft applications. The company’s shares underperformed during the period based on concerns about the sustainability of Chinese economic growth, as well as lingering concerns regarding accusations of falsified financial data in the company’s IPO prospectus.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

29

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Performance at a glance (unaudited)

Total returns for periods ended December 31, 2009	Inception(1)
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	32.84%
MSCI EAFE Free Index (gross)(2)	36.13

(1)	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.

(2)

The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of June 2007, the Index consisted of 21 developed market country indices. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Global (ex-U.S.) All Cap Growth Relationship Fund and the MSCI EAFE Free Index (gross) from April 30, 2009, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

30

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
BHP Billiton Ltd.	2.8%
Xstrata PLC	2.2
AMP Ltd.	2.1
Nestle SA	2.0
HSBC Holdings PLC	2.0
BP PLC	1.9
China Life Insurance Co., Ltd., H Shares	1.9
Advantest Corp.	1.8
Telefonica SA	1.8
Daimler AG	1.7
Total	20.2%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
Japan	17.3%
United Kingdom	15.7
Switzerland	10.0
France	8.3
Australia	8.0
Total	59.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Auto components	1.92%
Automobiles	3.33
Beverages	2.42
Building products	2.27
Capital markets	2.65
Chemicals	2.46
Commercial banks	11.44
Communications equipment	0.93
Computers & peripherals	0.72
Construction & engineering	0.92
Diversified financial services	0.52
Diversified telecommunication services	1.81
Electric utilities	1.22
Electrical equipment	2.10
Electronic equipment, instruments & components	0.42
Energy equipment & services	3.88
Food products	2.53
Health care equipment & supplies	1.28
Hotels, restaurants & leisure	0.65
Household durables	1.40
Household products	1.24
Industrial conglomerates	1.09
Insurance	6.14
Internet software & services	1.52
Machinery	4.94
Media	0.79
Metals & mining	13.11
Office electronics	1.43
Oil, gas & consumable fuels	6.09
Pharmaceuticals	2.67
Real estate management & development	3.16
Semiconductors & semiconductor equipment	5.59
Software	0.99
Specialty retail	2.32
Textiles, apparel & luxury goods	1.30
Trading companies & distributors	1.34

Total common stocks	98.59
Short-term investment	0.65

Total investments	99.24
Cash and other assets, less liabilities	0.76

Net assets	100.00%

31

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 98.59%
Australia — 8.04%
AMP Ltd.	1,804,904	$10,870,374
BHP Billiton Ltd.	367,899	14,088,243
Incitec Pivot Ltd.	2,554,245	8,094,625
MacArthur Coal Ltd.	332,871	3,318,708
National Australia Bank Ltd.	203,565	4,953,387

Total Australia common stocks		41,325,337

Belgium — 0.98%
Anheuser-Busch InBev NV	97,562	5,040,453

Brazil — 2.30%
BM&F BOVESPA SA	384,000	2,668,743
Gafisa SA	330,000	5,350,548
Itau Unibanco Holding SA ADR	165,720	3,785,045

Total Brazil common stocks		11,804,336

Canada — 2.82%
Lundin Mining Corp.*	1,199,500	4,931,730
Research In Motion Ltd.*	70,400	4,754,816
Teck Resources Ltd., Class B*	136,900	4,819,676

Total Canada common stocks		14,506,222

China — 7.30%
Belle International Holdings Ltd.	5,892,000	6,806,085
China Life Insurance Co., Ltd., H Shares	1,965,000	9,615,398
China Resources Land Ltd.	1,088,000	2,449,141
China Zhongwang Holdings Ltd.*	347,600	277,302
Industrial & Commercial Bank of China, H Shares	3,413,000	2,800,899
Shangri-La Asia Ltd.	1,788,000	3,344,427
Shougang Concord International Enterprises Co., Ltd.*	6,288,000	1,559,233
Sino Land Co., Ltd.	1,416,000	2,733,673
Sun Hung Kai Properties Ltd.	178,000	2,641,243
Tencent Holdings Ltd.	246,600	5,314,825

Total China common stocks		37,542,226

Czech Republic — 0.49%
New World Resources NV, Class A	284,349	2,517,872

Denmark — 2.05%
FLSmidth & Co. A/S	67,708	4,741,641
Novo Nordisk A/S, Class B	40,895	2,616,577
Vestas Wind Systems A/S*	51,788	3,168,764

Total Denmark common stocks		10,526,982

France — 8.29%
Alstom SA	44,362	3,082,204
AXA SA	182,799	4,323,240
BNP Paribas	45,345	3,578,338
Cie de Saint-Gobain	104,719	5,621,070
Compagnie Generale des Etablissements Michelin, Class B	62,315	4,779,896
Nexans SA	57,744	4,557,771
Sanofi-Aventis SA	48,126	3,772,439
Silicon-On-Insulator Technologies NPV*	379,184	5,296,662
Total SA ADR	29,300	1,876,372
Vallourec SA	31,546	5,737,768

Total France common stocks		42,625,760

Security description	Shares	Value

Germany — 3.88%
Daimler AG	167,504	$8,949,236
E.ON AG	95,663	3,993,707
GEA Group AG	202,315	4,504,317
United Internet AG*	189,801	2,510,017

Total Germany common stocks		19,957,277

Greece — 0.52%
Marfin Popular Bank Public Co., Ltd.	530,568	1,712,443
National Bank of Greece SA*	37,868	965,599

		2,678,042

India — 1.27%
ICICI Bank Ltd. ADR	173,300	6,535,143

Italy — 1.66%
Intesa Sanpaolo SpA*	500,983	2,244,721
Saipem SpA	182,608	6,273,090

Total Italy common stocks		8,517,811

Japan — 17.31%
Advantest Corp.	363,600	9,446,794
Asahi Glass Co., Ltd.	648,000	6,070,361
Canon, Inc.	173,800	7,347,406
Fanuc Ltd.	58,800	5,467,537
Ibiden Co., Ltd.	60,400	2,151,074
JTEKT Corp.	300,900	3,845,183
Komatsu Ltd.	280,300	5,843,699
Mitsubishi Corp.	276,500	6,874,575
Mitsui Fudosan Co., Ltd.	264,000	4,433,302
Nomura Holdings, Inc.	1,021,700	7,529,490
Shin-Etsu Chemical Co., Ltd.	80,900	4,559,970
Sumco Corp.	253,800	4,464,111
Tokyu Land Corp.	1,081,000	3,968,170
Toshiba Corp.*	671,000	3,700,541
Toyoda Gosei Co., Ltd.	169,000	5,085,899
Toyota Motor Corp.	194,500	8,172,084

Total Japan common stocks		88,960,196

Luxembourg — 0.67%
ArcelorMittal	75,398	3,419,670

Netherlands — 4.38%
ASML Holding NV	134,595	4,577,977
Heineken NV	156,187	7,400,689
Koninklijke Philips Electronics NV	190,600	5,611,264
STMicroelectronics NV	550,554	4,941,351

Total Netherlands common stocks		22,531,281

Norway — 2.32%
Seadrill Ltd.	186,300	4,719,053
Subsea 7, Inc.*	432,800	7,199,069

Total Norway common stocks		11,918,122

Russia — 1.46%
Evraz Group SA GDR*(1)	68,308	1,900,424
Gazprom OAO ADR	224,291	5,591,031

		7,491,455

Singapore — 0.49%
Golden Agri-Resources Ltd.*	6,935,000	2,496,950

32

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
South Korea — 1.08%
KB Financial Group, Inc. ADR	109,500	$5,568,075

Spain — 5.63%
Banco Santander SA	499,300	8,203,446
Gestevision Telecinco SA	279,498	4,079,634
Iberdrola SA	236,421	2,250,598
Inditex SA	82,401	5,105,870
Telefonica SA	333,797	9,303,440

Total Spain common stocks		28,942,988

Switzerland — 9.95%
Alcon, Inc.	29,700	4,881,195
Credit Suisse Group AG	92,603	4,560,803
GAM Holding Ltd.	123,889	1,507,533
Nestle SA	215,922	10,490,095
Nobel Biocare Holding AG	50,757	1,698,728
Roche Holding AG	20,409	3,471,901
Swatch Group AG	139,702	6,679,860
Xstrata PLC*	631,753	11,127,507
Zurich Financial Services AG	30,955	6,730,442

Total Switzerland common stocks		51,148,064

United Kingdom — 15.70%
Anglo American PLC*	157,728	6,826,281
Antofagasta PLC	372,120	5,900,306
AstraZeneca PLC	82,253	3,864,828

Security description	Shares	Value

United Kingdom — (concluded)
Autonomy Corp. PLC*	208,542	$5,084,666
BG Group PLC	477,549	8,551,839
BP PLC	1,025,712	9,919,843
HSBC Holdings PLC	896,661	10,232,987
John Wood Group PLC	358,595	1,771,415
Reckitt Benckiser Group PLC	118,050	6,395,691
Rio Tinto PLC	124,279	6,698,182
Standard Chartered PLC	327,313	8,196,759
Taylor Wimpey PLC*	2,962,095	1,857,458
Tullow Oil PLC	257,802	5,376,182

Total United Kingdom common stocks		80,676,437

Total common stocks (cost $424,030,589)		506,730,699

Short-term investment — 0.65%
Investment company — 0.65%
UBS Cash Management Prime Relationship Fund, 0.120%(2),(3) (cost $3,354,805)	3,354,805	3,354,805

Total investments — 99.24% (cost $427,385,394)		510,085,504

Cash and other assets, less liabilities — 0.76%		3,880,764

Net assets — 100.00%		$513,966,268

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $427,737,446; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$87,620,984
Gross unrealized depreciation	(5,272,926)

Net unrealized appreciation of investments	$82,348,058

*	Non-income producing security.
(1)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of this security amounted to $1,900,424 or 0.37% of net assets.

(2)	Investment in affiliated investment company. See notes to financial statements for additional information.
(3)	The rate shown reflects the yield at December 31, 2009.
ADR	American depositary receipt
GDR	Global depositary receipt

Forward foreign currency contracts

UBS Global (ex-U.S.) All Cap Growth Relationship Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Hong Kong Dollar	13,325,000	USD	1,718,280	01/05/10	$(321)
Japanese Yen	67,100,000	USD	730,937	01/04/10	10,477

Net unrealized appreciation on forward foreign currency contracts					$10,156

Currency type abbreviations:

USD	United States Dollar

33

UBS Global (ex-U.S.) All Cap Growth Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$50,782,607	$455,948,092	$—	$506,730,699
Short-term investment	—	3,354,805	—	3,354,805
Other financial instruments(2)	—	10,156	—	10,156

Total	$50,782,607	$459,313,053	$—	$510,095,660

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.

(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

34	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS International Equity Relationship Fund (the “Fund”) returned 41.39%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 33.67%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund significantly outperformed its benchmark during the year, primarily due to widespread stock selection gains across most sectors.

Portfolio performance summary

What worked

•

Stock selection contributed positively in nine out of the 10 global sectors during the reporting period. Positions in the materials, consumer discretionary and industrials sectors were the strongest contributors to relative performance.

•

Within the materials sector, some of the largest gains came from Rio Tinto. Rio Tinto is well-diversified across coal, nickel and iron ore, and the company’s shares benefited from global development, particularly in China.

•	Mitsubishi Corp. was the Fund’s most successful holding in the industrials group. (For details, see “Portfolio highlights.”)

•

Other stock positions that had a positive impact on performance included Telenor and Olam International. Norwegian telecom services company Telenor benefited from its significant presence in Central and Eastern Europe. (For details, see “Portfolio highlights.”) Singapore-based Olam is a food and agricultural products processor and supply chain manager whose shares were up strongly during the year.

What didn’t work

•

The Fund’s information technology stocks performed weakly during the year. In particular, despite the fact that we viewed it to be attractively valued, Nintendo* hindered returns when earnings disappointments led it to underperform.

•

Stock selection within Japan detracted from performance. The country continues to struggle to emerge from the global financial and economic crisis. Japan’s volatile political situation is also a further hindrance.

•

An overweight position in Japan Tobacco detracted from performance for the period as a whole. JT shares rallied toward the end of the period on news that the new tobacco tax regime in Japan would not be as onerous as the market had expected, and in reaction to a weaker yen. We maintain our position in the stock. (For details, see “Portfolio highlights.”)

•	Mitsui OSK Lines and Sumitomo Mitsui Financial also generated disappointing performance.

*	As of December 31, 2009, this position was no longer held by the Fund.

35

UBS International Equity Relationship Fund

Portfolio highlights

•

Mitsubishi Corp. is Japan’s largest trading company, with a presence in 80 countries worldwide, and a portfolio dominated by coal and liquefied natural gas. The company continues to benefit from China’s stimulatory measures as it leads a rebound in pan-Asian industrial activity.

•

Telenor is the incumbent telecom operator in Norway, and is part owned by the government. The company enjoys high market share in both the domestic fixed line and mobile sectors, as well as several overseas operations in Eastern Europe and Asia. The shares performed well during the 12 months, as investors recognized the strength of the company’s domestic cash generation and the underlying value in the emerging markets businesses.

•

Japan Tobacco is one of the cheapest tobacco companies in the world on a cash flow basis. We believe the company’s international business is under-rated compared with peers. The market has focused on the impact of Japan’s new political regime on its domestic business and the tax implications for Japan Tobacco. While we believe that the market is probably overly concerned over this issue, it may hold the valuation of the company back until there is more clarity.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

36

UBS International Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS International Equity Relationship Fund	41.39%	3.26%	2.86%
MSCI World Free ex USA Index (net)(1)	33.67	4.07	1.62

(1)

The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of June 2007, the index consisted of 22 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Comparison of change in value of a $15,000,000 investment in the UBS International Equity Relationship Fund and the MSCI World Free ex USA Index (net) over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

37

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Roche Holding AG	3.1%
Vodafone Group PLC	3.1
Royal Dutch Shell PLC, Class A	2.5
BNP Paribas	2.5
Mitsubishi Corp.	2.5
Rio Tinto PLC	2.3
Telenor ASA	2.2
Total SA	2.2
E.ON AG	2.1
GlaxoSmithKline PLC	2.1
Total	24.6%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United Kingdom	22.5%
Japan	18.1
Germany	8.9
Switzerland	7.6
Netherlands	6.3
Total	63.4%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	0.78%
Airlines	2.01
Automobiles	3.38
Beverages	1.74
Capital markets	3.45
Chemicals	2.87
Commercial banks	11.95
Construction materials	2.95
Consumer finance	1.25
Diversified financial services	1.54
Diversified telecommunication services	3.16
Electric utilities	3.31
Energy equipment & services	0.97
Food & staples retailing	4.76
Food products	1.07
Health care equipment & supplies	2.27
Household products	1.03
Industrial conglomerates	0.65
Insurance	3.47
Internet & catalog retail	0.85
Machinery	1.82
Marine	0.82
Media	1.14
Metals & mining	4.63
Office electronics	2.71
Oil, gas & consumable fuels	8.85
Pharmaceuticals	6.92
Professional services	1.13
Real estate investment trust (REIT)	0.58
Real estate management & development	2.05
Semiconductors & semiconductor equipment	1.51
Software	1.43
Specialty retail	0.60
Tobacco	3.20
Trading companies & distributors	3.20
Wireless telecommunication services	3.78

Total common stocks	97.83
Short-term investment	1.07

Total investments	98.90
Cash and other assets, less liabilities	1.10

Net assets	100.00%

38

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 97.83%
Australia — 4.78%
National Australia Bank Ltd.	20,750	$504,914
Orica Ltd.	33,118	767,630
Qantas Airways Ltd.	254,671	676,857
QBE Insurance Group Ltd.	19,187	437,934

Total Australia common stocks		2,387,335

Austria — 0.96%
Telekom Austria AG	33,486	478,099

Belgium — 2.73%
Anheuser-Busch InBev NV	16,848	870,437
Delhaize Group SA	6,455	494,406

Total Belgium common stocks		1,364,843

Canada — 5.97%
Cenovus Energy, Inc.	13,000	329,397
EnCana Corp.	13,000	423,990
Teck Resources Ltd., Class B*	20,400	718,199
Toronto-Dominion Bank	12,200	769,433
TransCanada Corp.	21,500	743,974

Total Canada common stocks		2,984,993

China — 2.22%
Bank of East Asia Ltd.	58,940	231,416
Jardine Matheson Holdings Ltd.	10,800	324,727
New World Development Ltd.	272,000	555,140

Total China common stocks		1,111,283

Finland — 1.19%
Sampo Oyj, Class A	24,454	593,489

France — 5.67%
BNP Paribas	15,719	1,240,443
Carrefour SA	10,701	514,498
Total SA	16,856	1,080,159

Total France common stocks		2,835,100

Germany — 8.92%
Bayer AG	10,886	870,065
Daimler AG	14,773	789,277
E.ON AG	25,027	1,044,819
HeidelbergCement AG	7,428	510,940
MAN SE	4,578	356,549
Metro AG	14,512	884,554

Total Germany common stocks		4,456,204

Guernsey — 0.14%
Resolution Ltd.*	48,403	69,884

Ireland — 1.83%
CRH PLC	21,715	588,209
Ryanair Holdings PLC ADR*	12,200	327,204

Total Ireland common stocks		915,413

Japan — 18.07%
Canon, Inc.	20,700	875,094
Chuo Mitsui Trust Holdings, Inc.	126,000	420,532
Japan Tobacco, Inc.	293	988,629
Kao Corp.	22,000	513,588

Security description	Shares	Value

Japan — (concluded)
Mitsubishi Corp.	49,500	$1,230,711
Mitsui OSK Lines Ltd.	78,000	409,446
Nissan Motor Co., Ltd.*	102,800	898,472
Nomura Holdings, Inc.	66,400	489,339
NTT DoCoMo, Inc.	249	346,862
ORIX Corp.	9,170	623,611
Ricoh Co., Ltd.	34,000	479,538
Shin-Etsu Chemical Co., Ltd.	11,800	665,113
Sumitomo Mitsui Financial Group, Inc.	19,000	541,682
THK Co., Ltd.	31,200	551,119

Total Japan common stocks		9,033,736

Luxembourg — 0.87%
ArcelorMittal	9,651	437,720

Netherlands — 6.33%
ASML Holding NV	22,260	757,129
ING Groep NV CVA*	79,626	769,758
James Hardie Industries NV*	49,605	374,019
Royal Dutch Shell PLC, Class A	41,700	1,261,338

Total Netherlands common stocks		3,162,244

Norway — 3.18%
Petroleum Geo-Services ASA*	42,800	486,027
Telenor ASA*	78,600	1,102,501

Total Norway common stocks		1,588,528

Singapore — 2.99%
CapitaLand Ltd.	158,000	467,992
DBS Group Holdings Ltd.	50,000	543,645
Olam International Ltd.	258,000	483,176

Total Singapore common stocks		1,494,813

Spain — 1.86%
Banco Bilbao Vizcaya Argentaria SA	51,422	931,475

Switzerland — 7.60%
Credit Suisse Group AG	11,154	549,347
Nobel Biocare Holding AG	21,519	720,195
Roche Holding AG	9,104	1,548,738
SGS SA	432	562,526
Synthes, Inc.	3,181	416,610

Total Switzerland common stocks		3,797,416

United Kingdom — 22.52%
Associated British Foods PLC	40,288	534,646
Barclays PLC	179,520	791,087
British Land Co. PLC, REIT	37,904	290,550
British Sky Broadcasting Group PLC	63,463	571,687
Cobham PLC	96,217	387,839
GlaxoSmithKline PLC	49,158	1,041,321
Home Retail Group PLC	93,514	426,275
Imperial Tobacco Group PLC	19,411	611,741
Kingfisher PLC	81,863	300,084
Man Group PLC	139,470	686,063
Prudential PLC	62,386	635,530
Rio Tinto PLC	21,445	1,155,807
Sage Group PLC	201,242	714,463
Scottish & Southern Energy PLC	32,624	609,653
Tullow Oil PLC	28,083	585,641

39

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
United Kingdom — (concluded)
Vodafone Group PLC	666,105	$1,542,499
Wolseley PLC*	18,514	370,373

Total United Kingdom common stocks		11,255,259

Total common stocks (cost $42,534,954)		48,897,834

Security description	Shares	Value

Short-term investment — 1.07%
Investment company – 1.07%
UBS Cash Management Prime Relationship Fund, 0.120%(1),(2) (cost $533,051)	533,051	$533,051

Total investments — 98.90% (cost $43,068,005)		49,430,885
Cash and other assets, less liabilities — 1.10%		550,190

Net assets — 100.00%		$49,981,075

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $47,181,402; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$4,080,743
Gross unrealized depreciation	(1,831,260)

Net unrealized appreciation of investments	$2,249,483

*	Non-income producing security.
(1)	Investment in affiliated investment company. See notes to financial statements for additional information.
(2)	The rate shown reflects the yield at December 31, 2009.
ADR	American depositary receipt
CVA	Dutch certification — depository certificate
REIT	Real estate investment trust

Forward foreign currency contracts

UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Euro	2,315,000	USD	3,490,001	03/03/10	$171,542
Great Britain Pound	1,995,000	USD	3,318,496	03/03/10	97,109
Hong Kong Dollar	1,655,000	USD	213,675	03/03/10	136
Japanese Yen	40,100,000	USD	447,166	03/03/10	16,488
Norwegian Krone	4,330,000	USD	772,824	03/03/10	26,853
Swiss Franc	1,155,000	USD	1,154,804	03/03/10	37,955
United States Dollar	1,163,863	AUD	1,265,000	03/03/10	(34,079)
United States Dollar	1,126,954	CAD	1,180,000	03/03/10	1,315
United States Dollar	439,038	DKK	2,170,000	03/03/10	(21,278)
United States Dollar	283,848	EUR	190,000	03/03/10	(11,491)
United States Dollar	351,132	GBP	220,000	03/03/10	4,108
United States Dollar	730,892	JPY	64,100,000	03/03/10	(42,452)
United States Dollar	260,260	SEK	1,870,000	03/03/10	1,189
United States Dollar	2,563,822	SEK	17,570,000	03/03/10	(107,328)

Net unrealized appreciation on forward foreign currency contracts					$140,067

Currency type abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

40

UBS International Equity Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks(1)	$3,312,197	$45,585,637	$—	$48,897,834
Short-term investment	—	533,051	—	533,051
Other financial instruments(2)	—	140,067	—	140,067

Total	$3,312,197	$46,258,755	$—	$49,570,952

(1)	The Fund may hold investments which have been fair valued in accordance with the Fund’s fair valuation policy as of December 31, 2009, which may result in movement between Level 1 and Level 2.
(2)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Common stock	Total
Assets
Beginning balance	$662,759	$662,759
Total gains or losses (realized/unrealized) included in earnings	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	$(662,759)	$(662,759)

Ending balance	—	—

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09.	$—	$—

See accompanying notes to financial statements.	41

UBS Small-Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS Small-Cap Equity Relationship Fund (the “Fund”) returned 47.40%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), returned 27.17%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s meaningful outperformance was driven mainly by security selection.

Portfolio performance summary

What worked

•

The Fund is overweight to stocks in the industrial sector as a result of attractive individual stock selection opportunities. Within the sector BE Aerospace, a leading provider of interior products and solutions to the commercial and business jet markets, was a strong performer for the Fund during the 12 months. We purchased it at what our research showed was a reasonable valuation, and the company experienced an acceleration in orders. Notably, the launch of Boeing’s next generation of aircraft contributed to the stock’s performance.

•

The Fund’s successful overweight to health care stocks also resulted from our fundamental, bottom-up research. Notably, contact lens manufacturer Cooper Companies was a top contributor to Fund returns. Cooper struggled with operational issues in recent years, but our research indicated that the company could resolve those issues. We continued to hold the stock, and our conviction was rewarded when Cooper posted strong returns for the 12-month period.

•

Within the information technology sector, Art Technology Group (“ATG”) contributed to the Fund’s outperformance. ATG, which provides ecommerce infrastructure software and services, benefited from the recovery of ecommerce during 2009. ATG’s shares were bid up after the stock market’s March 2009 bottom.

•

The Fund is overweight to consumer discretionary names that offer inexpensive, non-durable items. We are cautious about the financial wherewithal of consumers in an economy with double-digit unemployment. However, we have had success with stocks such as Cinemark Holdings, a movie exhibition chain. The affordability of movies, combined with the premiums theaters can charge for digital and 3D technology, make Cinemark an attractive opportunity, in our view.

What didn’t work

•	Within the financial sector, the Fund was underweight to real estate and bank stocks.

•

This industry group weighting is our only deliberate top-down position. Our research finds the fundamentals for commercial real estate discouraging. In spite of weak commercial real estate markets, however, real estate-related stocks were strong performers during 2009. We believe valuations are stretched, and we continue to limit our exposure to these stocks.

•	We have recently been closing a significant underweight to bank stocks, moving toward a more neutral weight.

42

UBS Small-Cap Equity Relationship Fund

•

Several of the Fund’s consumer staples names underperformed the market. This sector tends to lag the market during a sharp recovery such as the one we experienced in 2009. Within this group, Fresh Del Monte Produce and Prestige Brands disappointed during the 12 months.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

43

UBS Small-Cap Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS Small-Cap Equity Relationship Fund	47.40%	0.62%	7.60%
Russell 2000 Index(1)	27.17	0.51	3.51

(1)

The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Small-Cap Equity Relationship Fund and the Russell 2000 Index over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

44

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
PSS World Medical, Inc.	2.0%
Apollo Investment Corp.	1.9
Alpha Natural Resources, Inc.	1.9
Coinstar, Inc.	1.9
Validus Holdings Ltd.	1.8
PetSmart, Inc.	1.8
Prestige Brands Holdings, Inc.	1.8
City National Corp.	1.7
BE Aerospace, Inc.	1.7
Aptargroup, Inc.	1.7
Total	18.2%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	4.75%
Air freight & logistics	1.30
Capital markets	4.29
Chemicals	1.69
Commercial banks	5.22
Commercial services & supplies	2.30
Communications equipment	1.05
Construction & engineering	1.32
Containers & packaging	1.70
Distributors	1.61
Diversified consumer services	1.86
Electrical equipment	4.26
Energy equipment & services	4.08
Food products	1.22
Gas utilities	2.56
Health care equipment & supplies	4.87
Health care providers & services	5.71
Health care technology	0.79
Hotels, restaurants & leisure	1.94
Insurance	4.43
Internet & catalog retail	1.36
Internet software & services	2.80
IT services	0.82
Life sciences tools & services	0.84
Machinery	2.36
Media	1.00
Metals & mining	0.89
Office electronics	1.53
Oil, gas & consumable fuels	3.29
Personal products	1.79
Real estate investment trust (REIT)	0.45
Road & rail	3.07
Semiconductors & semiconductor equipment	1.29
Software	6.70
Specialty retail	5.06
Telecommunications	1.08
Textiles, apparel & luxury goods	1.04
Thrifts & mortgage finance	0.56
Trading companies & distributors	2.16

Total common stocks	95.04
Short-term investment	3.54
Investment of cash collateral from securities loaned	1.91

Total investments	100.49
Liabilities, in excess of cash and other assets	(0.49)

Net assets	100.00%

45

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 95.04%
Aerospace & defense — 4.75%
Aerovironment, Inc.*(1)	80,600	$2,343,848
BE Aerospace, Inc.*	103,000	2,420,500
Hexcel Corp.*	155,100	2,013,198

		6,777,546

Air freight & logistics — 1.30%
Hub Group, Inc., Class A*	69,100	1,853,953

Capital markets — 4.29%
Apollo Investment Corp.	286,165	2,727,152
Lazard Ltd., Class A	30,200	1,146,694
Och-Ziff Capital Management Group LLC, Class A	162,600	2,234,124

		6,107,970

Chemicals — 1.69%
Cytec Industries, Inc.	66,100	2,407,362

Commercial banks — 5.22%
Bank of Hawaii Corp.	28,300	1,331,798
City National Corp.	53,300	2,430,480
Cullen/Frost Bankers, Inc.	24,400	1,220,000
Webster Financial Corp.	89,600	1,063,552
Zions Bancorp.	108,600	1,393,338

		7,439,168

Commercial services & supplies — 2.30%
InnerWorkings, Inc.*	287,800	1,698,020
Interface, Inc., Class A	190,800	1,585,548

		3,283,568

Communications equipment — 1.05%
F5 Networks, Inc.*	28,300	1,499,334

Construction & engineering — 1.32%
MasTec, Inc.*	150,000	1,875,000

Containers & packaging — 1.70%
Aptargroup, Inc.	67,700	2,419,598

Distributors — 1.61%
LKQ Corp.*	117,400	2,299,866

Diversified consumer services — 1.86%
Coinstar, Inc.*	95,500	2,652,990

Electrical equipment — 4.26%
AO Smith Corp.	49,900	2,165,161
Baldor Electric Co.	61,300	1,721,917
Regal-Beloit Corp.	42,200	2,191,868

		6,078,946

Energy equipment & services — 4.08%
Dawson Geophysical Co.*	65,700	1,518,327
Gulfmark Offshore, Inc.*	66,600	1,885,446
Tetra Technologies, Inc.*	217,100	2,405,468

		5,809,241

Security description	Shares	Value

Food products — 1.22%
Fresh Del Monte Produce, Inc.*	42,900	$948,090
Hain Celestial Group, Inc.*	46,100	784,161

		1,732,251

Gas utilities — 2.56%
AGL Resources, Inc.	61,700	2,250,199
EQT Corp.	32,000	1,405,440

		3,655,639

Health care equipment & supplies — 4.87%
AngioDynamics, Inc.*	70,517	1,133,913
Cooper Cos., Inc.	58,200	2,218,584
Greatbatch, Inc.*	95,000	1,826,850
Integra LifeSciences Holdings Corp.*	47,800	1,758,084

		6,937,431

Health care providers & services — 5.71%
Henry Schein, Inc.*	25,400	1,336,040
Owens & Minor, Inc.	43,900	1,884,627
Patterson Cos., Inc.*	74,000	2,070,520
PSS World Medical, Inc.*	126,000	2,843,820

		8,135,007

Health care technology — 0.79%
Phase Forward, Inc.*	73,300	1,125,155

Hotels, restaurants & leisure — 1.94%
Life Time Fitness, Inc.*(1)	73,400	1,829,862
McCormick & Schmick’s Seafood Restaurants, Inc.*	134,900	938,904

		2,768,766

Insurance — 4.43%
SeaBright Insurance Holdings, Inc.*	171,800	1,973,982
Tower Group, Inc.	73,400	1,718,294
Validus Holdings Ltd.	97,200	2,618,568

		6,310,844

Internet & catalog retail — 1.36%
PetMed Express, Inc.(1)	109,900	1,937,537

Internet software & services — 2.80%
Art Technology Group, Inc.*	482,725	2,177,090
ValueClick, Inc.*	179,600	1,817,552

		3,994,642

IT services — 0.82%
RightNow Technologies, Inc.*	67,555	1,173,430

Life sciences tools & services — 0.84%
Bio-Rad Laboratories, Inc., Class A*	12,400	1,196,104

Machinery — 2.36%
ESCO Technologies, Inc.	41,100	1,473,435
Pall Corp.	52,100	1,886,020

		3,359,455

Media — 1.00%
Cinemark Holdings, Inc.	99,500	1,429,815

46

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
Metals & mining — 0.89%
Brush Engineered Materials, Inc.*	68,300	$1,266,282

Office electronics — 1.53%
Zebra Technologies Corp., Class A*	76,700	2,175,212

Oil, gas & consumable fuels — 3.29%
Alpha Natural Resources, Inc.*	62,600	2,715,588
Comstock Resources, Inc.*	48,500	1,967,645

		4,683,233

Personal products — 1.79%
Prestige Brands Holdings, Inc.*	324,761	2,552,622

Real estate investment trust (REIT) — 0.45%
Digital Realty Trust, Inc.	12,800	643,584

Road & rail — 3.07%
Kansas City Southern*	72,600	2,416,854
Knight Transportation, Inc.	101,700	1,961,793

		4,378,647

Semiconductors & semiconductor equipment — 1.29%
ON Semiconductor Corp.*	208,700	1,838,647

Software — 6.70%
ANSYS, Inc.*	27,400	1,190,804
Cadence Design Systems, Inc.*	142,500	853,575
Factset Research Systems, Inc.	12,500	823,375
Fortinet, Inc.*	26,300	462,091
Nuance Communications, Inc.*	122,400	1,902,096
Quest Software, Inc.*	80,700	1,484,880
Solera Holdings, Inc.	35,900	1,292,759
Sourcefire, Inc.*	5,800	155,150
Websense, Inc.*	79,000	1,379,340

		9,544,070

Specialty retail — 5.06%
Children’s Place Retail Stores, Inc.*	64,400	2,125,844
Hibbett Sports, Inc.*	98,200	2,159,418

Security description	Shares	Value

Specialty retail — (concluded)
PetSmart, Inc.	97,500	$2,602,275
Vitamin Shoppe, Inc.*	14,500	322,480

		7,210,017

Telecommunications — 1.08%
NICE Systems Ltd.*	49,400	1,533,376

Textiles, apparel & luxury goods — 1.04%
Movado Group, Inc.	152,768	1,484,905

Thrifts & mortgage finance — 0.56%
WSFS Financial Corp.	31,300	802,219

Trading companies & distributors — 2.16%
Beacon Roofing Supply, Inc.*	84,600	1,353,600
Interline Brands, Inc.*	100,000	1,727,000

		3,080,600

Total common stocks (cost $115,373,061)		135,454,032

Short-term investment — 3.54%
Investment company — 3.54%
UBS Cash Management Prime Relationship Fund, 0.120%(2),(3) (cost $5,049,080)	5,049,080	5,049,080

Investment of cash collateral from securities loaned — 1.91%
UBS Private Money Market Fund LLC, 0.134%(2),(3) (cost $2,723,230)	2,723,230	2,723,230

Total investments — 100.49% (cost $123,145,371)		143,226,342
Liabilities, in excess of cash and other assets — (0.49)%		(700,435)

Net assets — 100.00%		$142,525,907

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $129,945,559; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$18,143,708
Gross unrealized depreciation	(4,862,925)

Net unrealized appreciation of investments	$13,280,783

*	Non-income producing security.
(1)	Security, or portion thereof, was on loan at December 31, 2009.
(2)	Investment in affiliated investment company. See notes to financial statements for additional information.
(3)	The rate shown reflects the yield at December 31, 2009.

47

UBS Small-Cap Equity Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$135,454,032	$—	$—	$135,454,032
Short-term investment	—	5,049,080	—	5,049,080
Investment of cash collateral from securities loaned	—	2,723,230	—	2,723,230

Total	$135,454,032	$7,772,310	$—	$143,226,342

48	See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 38.23%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 28.43%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due to stock selection across many industry groups.

Portfolio performance summary

What worked

•

Strong stock selection drove the Fund’s outperformance. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund’s significant outperformance.

•	Notably, Wyeth* was the Fund’s top-performing stock during 2009. The company’s shares rose as a purchase by Pfizer became imminent. With the purchase, Pfizer acquired Wyeth’s strong drug pipeline.

•

The decision to avoid Exxon Mobil made a positive contribution to relative returns. Our research indicated that this stock was overpriced, as so many “safe haven” names were in early 2009. We could not purchase it and remain true to our discipline. When Exxon Mobil lagged the market, our conviction was rewarded. (For details, see “Portfolio highlights.”)

•	The Fund’s information technology holdings contributed to returns during the period.

•

Shares of Apple performed strongly during much of 2009. The company saw growing market share for its MP3 players, cell phones and computers. Even more importantly, Apple has excellent profit share and is skilled at maintaining its margins.

•	Semiconductor equipment companies Marvell Technology and Seagate Technology outperformed for the period. (For details, see “Portfolio highlights.”)

•	Several industry weights were additive to performance during the 12 months.

•	The Fund was successfully overweight to consumer discretionary stocks, such as Macy’s* and J.C. Penney*.

•

The Fund held economically sensitive stocks in the autos industry group that outperformed as well, including Johnson Controls* and BorgWarner. BorgWarner’s principal activity is to engage in the manufacture and sales of engineered automotive systems and components.

*	As of December 31, 2009, this position was no longer held by the Fund.

49

UBS U.S. Equity Alpha Relationship Fund

•	Short positions in several consumer staples names positively impacted returns during the reporting period.

•

Early 2009 saw a continuation of the flight to quality from the fourth quarter of 2008, when consumer staples names outperformed as investors perceived them to be a safe haven. A dramatic shift followed as the market rallied starting in March, and the Fund’s underweighting to consumer staples was rewarded when this sector lagged.

•	Short positions in McDonald’s* and Molson Coors* added value during the period, as did short positions in Raytheon and Eli Lilly.

What didn’t work

•	Certain individual stock selection decisions made negative contributions to performance for the period.

•

Within financials, the Fund was underweight to SunTrust Banks*, which outperformed during the 12 months. Our position in Aflac detracted for the period, as well. (For details, see “Portfolio highlights.”)

•

Names such as Exelon and Genzyme hindered relative returns. We continue to have confidence in our view that Exelon will have an advantage when a cap and trade system is imposed. (A cap-and-trade system is a market-based approach to controlling pollution, which allows corporations or national governments to trade emissions allowances under an overall cap, or limit, on those emissions.) And we believe Genzyme can resolve its manufacturing difficulties and realize its potential, so we continue to hold the stock.

•

Several industry weights detracted from relative returns. The Fund had an underweight position in materials stocks and an overweight to energy stocks. Within the commodity-sensitive areas, we are finding more attractive opportunities, in our view, in energy than in materials. However, materials were up more than we expected during the 12 months, while energy stocks underperformed.

•	The Fund was short to several stocks that outperformed during the recovery. These included Stanley Works and BMC Software.

Portfolio highlights

•

The Fund held Marvell Technology Group, which aided performance during the period. The company announced a large jump in quarterly profits that resulted from new cost controls and gross margin expansion. In addition, revenues increased sequentially, while operating expenses remained in line. We continue to hold our current position in the maker of chips for storage and communications systems. We believe management has positioned the company to further grow profits.

•

Holding an underweight position in Exxon Mobil added to relative performance over the review period, as the security underperformed other energy sector stocks. The company announced the acquisition of XTO Energy on December 14, 2009. Exxon’s diversification away from traditional oil operations is a clear signal that challenges lie ahead for the largest oil companies. In the future, accessing oil deposits and dealing with stifling politics will, in our view, be difficult to manage. We believe Exxon’s move validates our thesis as companies search for friendlier alternatives.

*	As of December 31, 2009, this position was no longer held by the Fund.

50

UBS U.S. Equity Alpha Relationship Fund

•

The Fund’s position in Seagate Technology was rewarded during the period. We believe this leading hard-drive maker will continue to gain market share and enjoy stable revenue growth. We will continue to monitor our position, particularly given significant recent price appreciation.

•	The Fund held SunTrust Banks early in the year, but exited the position early. This detracted from performance as the banking sector rallied after the financial markets stabilized.

•

Our position in Aflac was negative for performance. The market was concerned about the potential impact of the company’s exposure to hybrid securities, investigations by the Financial Services Authority and near-term sales weakness in Japan. We believe the fundamentals of Aflac’s Japanese business and financial performance are more stable than many appreciate.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

51

UBS U.S. Equity Alpha Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	Inception(1)
UBS U.S. Equity Alpha Relationship Fund	38.23%	0.79%
Russell 1000 Index(2)	28.43	0.18

(1)	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.

(2)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 90% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Equity Alpha Relationship Fund and the Russell 1000 Index from September 20, 2005, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

52

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)*

As of December 31, 2009

Percentage of net assets
Covidien PLC	3.3%
Exxon Mobil Corp.	3.3
Microsoft Corp.	3.1
Hewlett-Packard Co.	2.8
JPMorgan Chase & Co.	2.7
Procter & Gamble Co.	2.7
Comcast Corp., Class A	2.7
PepsiCo, Inc.	2.7
AT&T, Inc.	2.6
Wells Fargo & Co.	2.5
Total	28.4%

*	Only long positions are considered for top ten holdings.

53

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	2.95%
Air freight & logistics	2.31
Airlines	2.36
Auto components	1.04
Beverages	3.95
Biotechnology	2.06
Capital markets	3.07
Chemicals	2.24
Commercial banks	3.51
Communications equipment	1.07
Computers & peripherals	6.15
Consumer finance	1.26
Containers & packaging	0.52
Diversified financial services	4.07
Diversified telecommunication services	2.56
Electric utilities	6.75
Electronic equipment, instruments & components	0.73
Energy equipment & services	2.72
Food & staples retailing	4.08
Health care equipment & supplies	6.67
Health care providers & services	3.20
Hotels, restaurants & leisure	1.36
Household durables	1.27
Household products	2.73
Independent power producers & energy traders	0.13
Insurance	4.17
Life sciences tools & services	1.19
Machinery	5.37
Media	7.75
Multi-utilities	1.76
Oil, gas & consumable fuels	10.74
Personal products	2.07
Pharmaceuticals	6.19
Road & rail	1.40
Semiconductors & semiconductor equipment	5.09
Software	6.55
Specialty retail	1.68

Total common stocks	122.72
Short-term investment	1.00

Total investments before investments sold short	123.72
Investments sold short
Common stocks
Aerospace & defense	(0.72)
Beverages	(0.68)
Capital markets	(1.09)
Computers & peripherals	(0.70)
Diversified telecommunication services	(0.58)
Electronic equipment, instruments & components	(1.37)
Food products	(1.67)
Health care equipment & supplies	(0.89)
Health care providers & services	(2.09)
Insurance	(0.67)
Internet & catalog retail	(0.63)
Internet software & services	(0.64)
Machinery	(2.14)
Media	(0.58)
Multi-utilities	(1.74)

Oil, gas & consumable fuels	(0.69)%
Pharmaceuticals	(1.50)
Semiconductors & semiconductor equipment	(0.57)
Software	(0.79)
Specialty retail	(2.19)
Thrifts & mortgage finance	(0.57)
Trading companies & distributors	(0.57)
Water utilities	(1.12)

Total investments sold short	(24.19)
Total investments, net of investments sold short	99.53
Cash and other assets, less liabilities	0.47

Net assets	100.00%

54

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 122.72%
Aerospace & defense — 2.95%
General Dynamics Corp.(1)	97,300	$6,632,941
Raytheon Co.	42,000	2,163,840

		8,796,781

Air freight & logistics — 2.31%
FedEx Corp.(1)	82,600	6,892,970

Airlines — 2.36%
Southwest Airlines Co.(1)	615,800	7,038,594

Auto components — 1.04%
BorgWarner, Inc.(1)	93,700	3,112,714

Beverages — 3.95%
Dr. Pepper Snapple Group, Inc.(1)	132,000	3,735,600
PepsiCo, Inc.(1)	132,100	8,031,680

		11,767,280

Biotechnology — 2.06%
Amgen, Inc.*(1)	81,400	4,604,798
Genzyme Corp.*(1)	31,400	1,538,914

		6,143,712

Capital markets — 3.07%
Bank of New York Mellon Corp.(1)	182,495	5,104,385
Morgan Stanley(1)	137,100	4,058,160

		9,162,545

Chemicals — 2.24%
EI Du Pont de Nemours & Co.(1)	80,700	2,717,169
Monsanto Co.(1)	48,400	3,956,700

		6,673,869

Commercial banks — 3.51%
City National Corp.(1)	68,200	3,109,920
Wells Fargo & Co.(1)	272,700	7,360,173

		10,470,093

Communications equipment — 1.07%
QUALCOMM, Inc.(1)	68,800	3,182,688

Computers & peripherals — 6.15%
Apple, Inc.*(1)	33,100	6,979,466
Hewlett-Packard Co.(1)	161,900	8,339,469
Seagate Technology(1)	165,700	3,014,083

		18,333,018

Consumer finance — 1.26%
Discover Financial Services(1)	254,200	3,739,282

Containers & packaging — 0.52%
Ball Corp.(1)	30,200	1,561,340

Diversified financial services — 4.07%
Bank of America Corp.(1)	264,200	3,978,852
JPMorgan Chase & Co.(1)	195,600	8,150,652

		12,129,504

Diversified telecommunication services — 2.56%
AT&T, Inc.(1)	272,300	7,632,569

Security description	Shares	Value

Electric utilities — 6.75%
American Electric Power Co., Inc.(1)	167,100	$5,813,409
Exelon Corp.(1)	142,700	6,973,749
FirstEnergy Corp.(1)	81,400	3,781,030
Pepco Holdings, Inc.(1)	210,800	3,551,980

		20,120,168

Electronic equipment, instruments & components — 0.73%
Arrow Electronics, Inc.*	73,700	2,182,257

Energy equipment & services — 2.72%
Baker Hughes, Inc.(1)	121,600	4,922,368
Noble Corp.(1)	78,600	3,199,020

		8,121,388

Food & staples retailing — 4.08%
Kroger Co.(1)	183,300	3,763,149
Sysco Corp.(1)	102,700	2,869,438
Wal-Mart Stores, Inc.(1)	103,700	5,542,765

		12,175,352

Health care equipment & supplies — 6.67%
Covidien PLC(1)	207,200	9,922,808
Medtronic, Inc.(1)	159,100	6,997,218
Zimmer Holdings, Inc.*(1)	50,300	2,973,233

		19,893,259

Health care providers & services — 3.20%
Medco Health Solutions, Inc.*(1)	64,600	4,128,586
UnitedHealth Group, Inc.(1)	177,000	5,394,960

		9,523,546

Hotels, restaurants & leisure — 1.36%
Carnival Corp.*(1)	128,000	4,056,320

Household durables — 1.27%
Fortune Brands, Inc.(1)	87,600	3,784,320

Household products — 2.73%
Procter & Gamble Co.(1)	134,000	8,124,420

Independent power producers & energy traders — 0.13%
Dynegy, Inc., Class A*(1)	206,900	374,489

Insurance — 4.17%
ACE Ltd.*(1)	58,300	2,938,320
Aflac, Inc.(1)	118,200	5,466,750
Principal Financial Group, Inc.(1)	166,900	4,012,276

		12,417,346

Life sciences tools & services — 1.19%
Millipore Corp.*(1)	19,500	1,410,825
Waters Corp.*(1)	34,300	2,125,228

		3,536,053

Machinery — 5.37%
Illinois Tool Works, Inc.(1)	123,800	5,941,162
PACCAR, Inc.(1)	158,200	5,737,914
Pall Corp.(1)	119,900	4,340,380

		16,019,456

55

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
Media — 7.75%
Comcast Corp., Class A(1)	480,400	$8,099,544
Interpublic Group of Cos., Inc.*(1)	429,800	3,171,924
Omnicom Group, Inc.(1)	130,700	5,116,905
Time Warner, Inc.(1)	115,600	3,368,584
Viacom, Inc., Class B*(1)	112,600	3,347,598

		23,104,555

Multi-utilities — 1.76%
MDU Resources Group, Inc.(1)	123,700	2,919,320
Sempra Energy(1)	41,400	2,317,572

		5,236,892

Oil, gas & consumable fuels — 10.74%
EOG Resources, Inc.(1)	39,300	3,823,890
Exxon Mobil Corp.(1)	143,200	9,764,808
Hess Corp.(1)	66,300	4,011,150
Marathon Oil Corp.(1)	142,000	4,433,240
Peabody Energy Corp.(1)	58,300	2,635,743
Ultra Petroleum Corp.*(1)	78,300	3,904,038
Williams Cos., Inc.(1)	163,300	3,442,364

		32,015,233

Personal products — 2.07%
Avon Products, Inc. (1)	87,700	2,762,550
Estee Lauder Cos., Inc., Class A(1)	70,400	3,404,544

		6,167,094

Pharmaceuticals — 6.19%
Allergan, Inc.(1)	78,000	4,914,780
Merck & Co., Inc.(1)	175,000	6,394,500
Pfizer, Inc.(1)	392,200	7,134,118

		18,443,398

Road & rail — 1.40%
Ryder System, Inc.(1)	101,200	4,166,404

Semiconductors & semiconductor equipment — 5.09%
Applied Materials, Inc.	282,300	3,935,262
Broadcom Corp., Class A*(1)	109,100	3,431,195
Intersil Corp., Class A(1)	191,800	2,942,212
Marvell Technology Group Ltd.*(1)	102,100	2,118,575
National Semiconductor Corp.(1)	179,400	2,755,584

		15,182,828

Software — 6.55%
Autodesk, Inc.*(1)	137,300	3,488,793
Intuit, Inc.*(1)	85,600	2,628,776
Microsoft Corp.(1)	304,500	9,284,205
VMware, Inc., Class A*(1)	97,500	4,132,050

		19,533,824

Specialty retail — 1.68%
Lowe’s Cos., Inc.(1)	214,200	5,010,138

Total common stocks (cost $325,711,572)		365,825,699

Security description	Shares	Value

Short-term investment — 1.00%
Investment company — 1.00%
UBS Cash Management Prime Relationship Fund, 0.120%(2),(3) (cost $2,989,526)	2,989,526	$2,989,526

Total investments before investments sold short — 123.72% (cost $328,701,098)		368,815,225

Investments sold short — (24.19)%
Common stocks — (24.19)%
Aerospace & defense — (0.72)%
Goodrich Corp.	(33,600)	(2,158,800)

Beverages — (0.68)%
Coca-Cola Enterprises, Inc.	(95,200)	(2,018,240)

Capital markets — (1.09)%
Charles Schwab Corp.	(90,800)	(1,708,856)
Northern Trust Corp.	(29,600)	(1,551,040)

		(3,259,896)

Computers & peripherals — (0.70)%
EMC Corp.	(58,600)	(1,023,742)
NetApp, Inc.	(30,600)	(1,052,334)

		(2,076,076)

Diversified telecommunication services — (0.58)%
Qwest Communications International, Inc.	(412,500)	(1,736,625)

Electronic equipment, instruments & components — (1.37)%
Avnet, Inc.	(69,600)	(2,099,136)
Corning, Inc.	(103,000)	(1,988,930)

		(4,088,066)

Food products — (1.67)%
General Mills, Inc.	(28,700)	(2,032,247)
Kellogg Co.	(26,300)	(1,399,160)
Tyson Foods, Inc., Class A	(126,400)	(1,550,928)

		(4,982,335)

Health care equipment & supplies — (0.89)%
Beckman Coulter, Inc.	(20,100)	(1,315,344)
Intuitive Surgical, Inc.	(4,400)	(1,334,608)

		(2,649,952)

Health care providers & services — (2.09)%
Amedisys, Inc.	(46,600)	(2,262,896)
Express Scripts, Inc.	(28,100)	(2,429,245)
Genoptix, Inc.	(43,000)	(1,527,790)

		(6,219,931)

Insurance — (0.67)%
Travelers Cos., Inc.	(40,300)	(2,009,358)

Internet & catalog retail — (0.63)%
NetFlix, Inc.	(34,000)	(1,874,760)

Internet software & services — (0.64)%
Akamai Technologies, Inc.	(74,900)	(1,897,217)

56

UBS U.S. Equity Alpha Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Investments sold short — (concluded)
Common stocks — (concluded)
Machinery — (2.14)%
Cummins, Inc.	(40,000)	$(1,834,400)
Ingersoll-Rand PLC	(62,600)	(2,237,324)
Stanley Works	(44,900)	(2,312,799)

		(6,384,523)

Media — (0.58)%
Lamar Advertising Co., Class A	(55,400)	(1,722,386)

Multi-utilities — (1.74)%
Consolidated Edison, Inc.	(49,200)	(2,235,156)
Integrys Energy Group, Inc.	(41,300)	(1,734,187)
NSTAR	(33,200)	(1,221,760)

		(5,191,103)

Oil, gas & consumable fuels — (0.69)%
Occidental Petroleum Corp.	(25,200)	(2,050,020)

Pharmaceuticals — (1.50)%
Eli Lilly & Co.	(66,300)	(2,367,573)
Watson Pharmaceuticals, Inc.	(53,500)	(2,119,135)

		(4,486,708)

Semiconductors & semiconductor equipment — (0.57)%
Novellus Systems, Inc.	(72,600)	(1,694,484)

Security description	Shares	Value

Software — (0.79)%
BMC Software, Inc.	(58,900)	$(2,361,890)

Specialty retail — (2.19)%
AutoZone, Inc.	(6,100)	(964,227)
Best Buy Co., Inc.	(48,200)	(1,901,972)
O’Reilly Automotive, Inc.	(40,200)	(1,532,424)
Sherwin-Williams Co.	(34,600)	(2,133,090)

		(6,531,713)

Thrifts & mortgage finance — (0.57)%
Hudson City Bancorp, Inc.	(124,300)	(1,706,639)

Trading companies & distributors — (0.57)%
WW Grainger, Inc.	(17,400)	(1,684,842)

Water utilities — (1.12)%
American Water Works Co., Inc.	(79,000)	(1,770,390)
Aqua America, Inc.	(88,800)	(1,554,888)

		(3,325,278)

Total investments sold short (proceeds $65,356,465)		(72,110,842)

Total investments, net of investments sold short — 99.53%		296,704,383
Cash and other assets, less liabilities — 0.47%		1,412,714

Net assets — 100.00%		$298,117,097

Notes to portfolio of investments

Aggregate cost for federal income tax purposes before investments sold short, was $349,462,309; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$29,473,641
Gross unrealized depreciation	(10,120,725)

Net unrealized appreciation of investments	$19,352,916

*	Non-income producing security.
(1)	All or a portion of these securities have been delivered to cover open short positions.
(2)	Investment in affiliated investment company. See notes to financial statements for additional information.
(3)	The rate shown reflects the yield at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$365,825,699	$—	$—	$365,825,699
Common stocks sold short	(72,110,842)	—	—	(72,110,842)
Short-term investment	—	2,989,526	—	2,989,526

Total	$293,714,857	$2,989,526	$—	$296,704,383

See accompanying notes to financial statements.	57

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) returned 34.35%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 28.43%. (Please note that the Fund’s returns do not reflect the deduction of taxes that an investor could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was primarily due to strong stock selection.

Portfolio performance summary

What worked

•

Strong stock selection drove the Fund’s outperformance. The US equity market staged a dramatic recovery from its March 2009 lows. Many market participants were overly focused on economic conditions at the time, which caused them to miss the early phase of the market recovery. Adherence to our investment process led to strong stock selection across many industry groups during the period, and was the primary driver of the Fund’s significant outperformance.

•

Morgan Stanley was a top performer for the Fund. As financial stocks stabilized during the year, Morgan Stanley’s stock price appreciated rapidly. The Fund was overweight the stock, which benefited relative returns.

•

The decision to avoid Exxon Mobil made a positive contribution to relative returns. Our research indicated that this stock was overpriced, as so many “safe haven” names were in early 2009. We remained true to our discipline, and chose not to purchase it. When Exxon Mobil lagged the market, our conviction was rewarded. (For details, see “Portfolio highlights.”)

•	The Fund’s information technology holdings contributed to returns during the period.

•

Shares of Apple performed strongly during much of 2009. The company saw growing market share for its MP3 players, cell phones and computers. Even more importantly, Apple has, in our view, excellent profit share and is skilled at maintaining its margins.

•	VMware, a maker of virtualization software, outperformed, as well. (For details, see “Portfolio highlights.”)

•

Selection within the transportation sector was positive for performance. Our research showed that the rail and air freight industries offered the best price-to-intrinsic-value opportunities during the period.

•	FedEx and Burlington Northern* were two of the Fund’s strongest names for the 12 months. (For details, see “Portfolio highlights.”)

•	Several industry weights were additive to performance during the 12 months.

•	The Fund was successfully overweight to consumer discretionary stocks, such as Macy’s* and J.C. Penney*.

•	The Fund held economically sensitive stocks in the autos industry group that outperformed as well, including Johnson Controls* and BorgWarner.

*	As of December 31, 2009, this position was no longer held by the Fund.

58

UBS U.S. Large Cap Equity Relationship Fund

•	An underweight to consumer staples was rewarded when many food, beverage and tobacco stocks lagged the market recovery.

What didn’t work

•	Certain individual stock selection decisions made negative contributions to performance for the period.

•	The Fund was underweight to SunTrust Banks*, which hurt performance when the company generated strong results. (For details, see “Portfolio highlights.”)

•

Names such as Exelon and Genzyme detracted from relative returns. We continue to have confidence in our view that Exelon will have an advantage when a cap and trade system is imposed. (A cap-and-trade system is a market-based approach to controlling pollution, which allows corporations or national governments to trade emissions allowances under an overall cap, or limit, on those emissions.) Additionally, we believe Genzyme can resolve its manufacturing difficulties and realize its potential, so we continue to hold the stock.

•	Several industry weights detracted from relative returns.

•

The Fund had an underweight position in materials stocks and an overweight to energy stocks. Within the commodity-sensitive areas, we are finding what we believe are more attractive opportunities in energy than in materials. However, materials were up more than we expected during the 12 months, while energy stocks underperformed.

Portfolio highlights

•

Holding an underweight position in Exxon Mobil added to relative performance over the review period, as the security underperformed other energy sector stocks. The company announced the acquisition of XTO Energy on December 14, 2009. Exxon’s diversification away from traditional oil operations is a clear signal that challenges lie ahead for the largest oil companies. In the future, accessing oil deposits and dealing with stifling politics will, in our view, be difficult to manage. We believe Exxon’s move validates our thesis as companies search for friendlier alternatives.

•

The Fund’s position in VMware Inc. made a significant contribution to returns. In 2009, the company purchased technology company Terremark, which has been profitable despite heavy capital expenditures. VMware’s virtualization software helps companies reduce costs by running multiple applications on a single server, and allows them to move applications among servers.

•

FedEx contributed to relative performance during the period. We believe that over time, the company will continue to gain US market share and enjoy sustained revenue growth internationally. We have a strong conviction that the company’s superior management will help guide revenue margins and will keep the company ahead of competitors.

•	The Fund held SunTrust Banks early in the year, but exited the position early. This detracted from performance as the banking sector rallied after the financial markets stabilized.

*	As of December 31, 2009, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

59

UBS U.S. Large Cap Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS U.S. Large Cap Equity Relationship Fund	34.35%	0.89%	3.65%
Russell 1000 Index(1)	28.43	0.79	(0.49)

(1)

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 90% of the total market capitalization of the Russell 3000 Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Equity Relationship Fund and the Russell 1000 Index over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

60

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Microsoft Corp.	3.0%
Covidien PLC	2.8
JPMorgan Chase & Co.	2.6
Apple, Inc.	2.6
Pfizer, Inc.	2.5
Wells Fargo & Co.	2.4
Procter & Gamble Co.	2.4
FedEx Corp.	2.4
Comcast Corp., Class A	2.3
Chevron Corp.	2.2
Total	25.2%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	2.16%
Air freight & logistics	2.37
Airlines	0.89
Auto components	1.03
Beverages	2.02
Biotechnology	1.88
Capital markets	2.32
Chemicals	1.20
Commercial banks	2.95
Communications equipment	1.53
Computers & peripherals	5.67
Consumer finance	1.05
Containers & packaging	0.53
Diversified financial services	3.86
Diversified telecommunication services	1.51
Electric utilities	5.02
Energy equipment & services	2.12
Food & staples retailing	2.31
Health care equipment & supplies	4.86
Health care providers & services	2.43
Hotels, restaurants & leisure	1.35
Household durables	1.48
Household products	2.42
Independent power producers & energy traders	0.22
Insurance	3.68
Life sciences tools & services	0.59
Machinery	4.58
Media	5.69
Oil, gas & consumable fuels	11.19
Personal products	2.03
Pharmaceuticals	5.71
Road & rail	0.87
Semiconductors & semiconductor equipment	3.97
Software	6.31
Specialty retail	1.01

Total common stocks	98.81
Short-term investment	1.17

Total investments	99.98
Cash and other assets, less liabilities	0.02

Net assets	100.00%

61

UBS U.S. Large Cap Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 98.81%
Aerospace & defense — 2.16%
General Dynamics Corp.	19,300	$1,315,681

Air freight & logistics — 2.37%
FedEx Corp.	17,300	1,443,685

Airlines — 0.89%
Southwest Airlines Co.	47,600	544,068

Auto components — 1.03%
BorgWarner, Inc.	18,900	627,858

Beverages — 2.02%
PepsiCo, Inc.	20,200	1,228,160

Biotechnology — 1.88%
Amgen, Inc.*	12,500	707,125
Genzyme Corp.*	8,900	436,189

		1,143,314

Capital markets — 2.32%
Bank of New York Mellon Corp.	26,800	749,596
Morgan Stanley	22,500	666,000

		1,415,596

Chemicals — 1.20%
Monsanto Co.	8,900	727,575

Commercial banks — 2.95%
City National Corp.	6,600	300,960
Wells Fargo & Co.	55,500	1,497,945

		1,798,905

Communications equipment — 1.53%
QUALCOMM, Inc.	20,100	929,826

Computers & peripherals — 5.67%
Apple, Inc.*	7,500	1,581,450
Hewlett-Packard Co.	25,500	1,313,505
Seagate Technology	30,700	558,433

		3,453,388

Consumer finance — 1.05%
Discover Financial Services	43,300	636,943

Containers & packaging — 0.53%
Ball Corp.	6,200	320,540

Diversified financial services — 3.86%
Bank of America Corp.	50,500	760,530
JPMorgan Chase & Co.	38,100	1,587,627

		2,348,157

Diversified telecommunication services — 1.51%
AT&T, Inc.	32,900	922,187

Electric utilities — 5.02%
American Electric Power Co., Inc.	29,100	1,012,389
Exelon Corp.	23,500	1,148,445
FirstEnergy Corp.	14,800	687,460
Pepco Holdings, Inc.	12,400	208,940

		3,057,234

Security description	Shares	Value

Energy equipment & services — 2.12%
Baker Hughes, Inc.	20,700	$837,936
Noble Corp.	11,200	455,840

		1,293,776

Food & staples retailing — 2.31%
Sysco Corp.	15,200	424,688
Wal-Mart Stores, Inc.	18,400	983,480

		1,408,168

Health care equipment & supplies — 4.86%
Covidien PLC	35,700	1,709,673
Medtronic, Inc.	28,500	1,253,430

		2,963,103

Health care providers & services — 2.43%
Medco Health Solutions, Inc.*	7,200	460,152
UnitedHealth Group, Inc.	33,500	1,021,080

		1,481,232

Hotels, restaurants & leisure — 1.35%
Carnival Corp.*	26,000	823,940

Household durables — 1.48%
Fortune Brands, Inc.	20,900	902,880

Household products — 2.42%
Procter & Gamble Co.	24,300	1,473,309

Independent power producers & energy traders — 0.22%
Dynegy, Inc., Class A*	73,300	132,673

Insurance — 3.68%
ACE Ltd.*	10,200	514,080
Aflac, Inc.	20,000	925,000
Principal Financial Group, Inc.	33,300	800,532

		2,239,612

Life sciences tools & services — 0.59%
Millipore Corp.*	5,000	361,750

Machinery — 4.58%
Illinois Tool Works, Inc.	24,500	1,175,755
PACCAR, Inc.	27,350	991,985
Pall Corp.	17,200	622,640

		2,790,380

Media — 5.69%
Comcast Corp., Class A	82,900	1,397,694
Interpublic Group of Cos., Inc.*	82,500	608,850
Omnicom Group, Inc.	18,700	732,105
Viacom, Inc., Class B*	24,500	728,385

		3,467,034

Oil, gas & consumable fuels — 11.19%
Chevron Corp.	17,200	1,324,228
EOG Resources, Inc.	5,100	496,230
Exxon Mobil Corp.	16,300	1,111,497
Hess Corp.	12,600	762,300
Marathon Oil Corp.	21,900	683,718
Peabody Energy Corp.	14,200	641,982

62

UBS U.S. Large Cap Equity Relationship Fund–Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — (concluded)
Oil, gas & consumable fuels — (concluded)
Ultra Petroleum Corp.*	17,900	$892,494
Williams Cos., Inc.	43,000	906,440

		6,818,889

Personal products — 2.03%
Avon Products, Inc.	20,600	648,900
Estee Lauder Cos., Inc., Class A	12,100	585,156

		1,234,056

Pharmaceuticals — 5.71%
Allergan, Inc.	15,700	989,257
Merck & Co., Inc.	26,300	961,002
Pfizer, Inc.	84,100	1,529,779

		3,480,038

Road & rail — 0.87%
Ryder System, Inc.	12,900	531,093

Semiconductors & semiconductor equipment — 3.97%
Broadcom Corp., Class A*	23,100	726,495
Intersil Corp., Class A	20,200	309,868
KLA-Tencor Corp.	13,800	499,008
Marvell Technology Group Ltd.*	28,600	593,450
National Semiconductor Corp.	18,700	287,232

		2,416,053

Security description	Shares	Value

Software — 6.31%
Autodesk, Inc.*	29,200	$741,972
Intuit, Inc.*	13,300	408,443
Microsoft Corp.	59,800	1,823,302
VMware, Inc., Class A*	20,500	868,790

		3,842,507

Specialty retail — 1.01%
Lowe’s Cos., Inc.	26,200	612,818

Total common stocks (cost $52,430,853)		60,186,428

Short-term investment — 1.17%
Investment company — 1.17%
UBS Cash Management Prime Relationship Fund, 0.120%(1),(2) (cost $713,789)	713,789	713,789

Total investments — 99.98% (cost $53,144,642)		60,900,217
Cash and other assets, less liabilities — 0.02%		13,590

Net assets — 100.00%		$60,913,807

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $60,883,472; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,164,654
Gross unrealized depreciation	(2,147,909)

Net unrealized appreciation of investments	$16,745

*	Non-income producing security.
(1)	Investment in affiliated investment company. See notes to financial statements for additional information.
(2)	The rate shown reflects the yield at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$60,186,428	$—	$—	$60,186,428
Short-term investment	—	713,789	—	713,789

Total	$60,186,428	$713,789	$—	$60,900,217

See accompanying notes to financial statements.	63

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 48.70%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 37.21%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s significant outperformance was due primarily to stock selection.

Portfolio performance summary

What worked

Stock selection was the primary driver of outperformance in 2009 as “elite” growth companies were rewarded. As a general overview, our research process divides US growth stocks into three groups:

1.	Classic growth: Mature companies that are usually fairly priced, but whose shares can be bought for attractive prices during market fluctuations.

2.	Elite growth: Companies in a hyper-growth phase, whose magnitude and/or duration of future earnings growth can often be misunderstood by the market.

3.	Cyclical growth: Companies that experience shorter term superior earnings growth, often due to cyclical tailwinds.

•

That said, the Fund owned several elite growth names within the information technology sector that made positive contributions to relative returns. We added to existing positions when their share prices were temporarily depressed, and the Fund saw strong gains after the market rallied off the March 2009 lows.

•

Notably, Google was one of the Fund’s top performers for the 12 months, outperforming as its quarterly earnings report exceeded expectations. We maintain an overweight position, as we believe current valuation fails to capture Google’s growth and profitability potential. (For details, see “Portfolio highlights.”)

•	Shares of MasterCard and Visa also rallied dramatically during the period. (For details, see “Portfolio highlights.”)

•

Within the consumer discretionary group, the Fund benefited from holding elite growth stocks. Online retailer Amazon.com and casino machine manufacturer International Game Technology added to relative performance by outpacing the market. (For details, see “Portfolio highlights.”)

•	Stock selection in the health care sector contributed positively to Fund returns.

•

Some of the top performers for the Fund were Alcon, Allergan and Express Scripts. Alcon manufactures equipment and supplies for Lasik surgeries. The shares rose during the period in anticipation of Alcon’s eventual acquisition by Novartis in early 2010. Shares of Allergan, the maker of Botox, proved resilient despite the challenging economic environment. (For details, see “Portfolio highlights.”)

64

UBS U.S. Large Cap Growth Equity Relationship Fund

What didn’t work

•

The Fund was overweight to the energy sector, which detracted from relative returns. Though commodity prices were higher in 2009, the Fund’s energy stocks demonstrated considerable price volatility. Weatherford International* and Chevron*, in particular, hindered performance.

•	Stock selection in the materials sector hindered Fund performance. In particular, the Fund’s position in Monsanto disappointed during the 12 month period.

•

The Fund’s cash position was a drag on relative performance. The Fund does not employ cash as a tactical allocation. Rather, we keep 1% to 2% of assets in cash in order to fund new purchases. This position detracted from returns as the market rose sharply.

Portfolio highlights

•

Apple shares gained on strong quarterly results led by robust global adoption of the company’s iPhone line. A newly refreshed iPhone software and hardware platform, coupled with market share gains for Mac, buoyed investor confidence.

•

The Fund’s positions in Visa and MasterCard were positive for performance. Both are payment networks which allow banks to issue credit and debit cards that can be accepted worldwide. They benefit from the global shift from cash to plastic, and from increased cross-border transactions. The stocks outperformed due to commentary that payment volume growth had improved, and the fact that long term growth prospects are likely greater than those implied by recent valuations.

•

The Fund’s position in Amazon.com contributed to relative returns. Amazon.com was able to outperform in a difficult economy as cost-conscious customers continued to choose the website over traditional shopping venues. This resulted in growth rates greater than those currently implied by our estimate of the company’s valuation.

•

The Fund held Express Scripts, one of the three largest pharmacy benefit managers in the United States. Express Scripts has an uncommon level of earnings growth visibility that we find extremely attractive in any cycle. The company’s earnings benefit when its clients save money due to increasing utilization of generic drugs. With some major drugs coming off patent during the next five years, the company is well-positioned to benefit from this secular trend.

•

Microsoft* was one of the largest stock-specific detractors. The Fund did not own Microsoft as the company recovered strongly from its March lows. Because Microsoft makes up a large portion of our benchmark index, its absence detracted from relative returns.

*	As of December 31, 2009, this position was no longer held by the Fund.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

65

UBS U.S. Large Cap Growth Equity Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	Inception(1)
UBS U.S. Large Cap Growth Equity Relationship Fund	48.70%	3.69%
Russell 1000 Growth Index(2)	37.21	1.24

(1)	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.

(2)

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Large Cap Growth Equity Relationship Fund and the Russell 1000 Growth Index from November 7, 2005, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

66

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)

As of December 31, 2009(1)

Percentage of net assets
Apple, Inc.	5.8%
Google, Inc., Class A	5.4
Visa, Inc., Class A	4.7
Allergan, Inc.	4.3
MasterCard, Inc., Class A	4.2
Amazon.com, Inc.	4.1
QUALCOMM, Inc.	4.0
Alcon, Inc.	3.6
Cisco Systems, Inc.	3.5
McDonald’s Corp.	3.2
Total	42.8%

(1)	Figures represent the direct investments of UBS U.S. Large Cap Growth Equity Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

Industry diversification (unaudited)(2)

As a percentage of net assets

As of December 31, 2009

Common stocks
Aerospace & defense	2.60%
Biotechnology	1.42
Capital markets	1.74
Chemicals	5.56
Communications equipment	7.53
Computers & peripherals	5.78
Diversified consumer services	1.59
Diversified financial services	4.21
Energy equipment & services	0.73
Food & staples retailing	1.28
Food products	1.83
Health care equipment & supplies	8.83
Health care providers & services	2.36
Hotels, restaurants & leisure	5.09
Household products	1.78
Internet & catalog retail	5.93
Internet software & services	5.45
IT services	8.94
Machinery	1.34
Media	1.73
Oil, gas & consumable fuels	5.09
Pharmaceuticals	4.29
Professional services	1.99
Road & rail	3.10
Software	4.91
Specialty retail	2.01
Wireless telecommunication services	1.03

Total common stocks	98.14
Investment company iShares Russell 1000 Growth Index Fund	0.83
Short-term investment	0.56

Total investments	99.53
Cash and other assets, less liabilities	0.47

Net assets	100.00%

(2)

Figures represent the industry breakdown of direct investments of the UBS U.S. Large Cap Growth Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company industry diversification was included.

67

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 98.14%
Aerospace & defense — 2.60%
General Dynamics Corp.	19,800	$1,349,766
United Technologies Corp.	29,700	2,061,477

		3,411,243

Biotechnology — 1.42%
Talecris Biotherapeutics Holdings Corp.*	83,255	1,854,089

Capital markets — 1.74%
BlackRock, Inc.	9,800	2,275,560

Chemicals — 5.56%
Monsanto Co.	45,600	3,727,800
Praxair, Inc.	44,200	3,549,702

		7,277,502

Communications equipment — 7.53%
Cisco Systems, Inc.*	192,600	4,610,844
QUALCOMM, Inc.	113,400	5,245,884

		9,856,728

Computers & peripherals — 5.78%
Apple, Inc.*	35,900	7,569,874

Diversified consumer services — 1.59%
DeVry, Inc.	36,600	2,076,318

Diversified financial services — 4.21%
CME Group, Inc.	9,600	3,225,120
IntercontinentalExchange, Inc.*	12,200	1,370,060
MSCI, Inc., Class A*	28,900	919,020

		5,514,200

Energy equipment & services — 0.73%
Schlumberger Ltd.	14,700	956,823

Food & staples retailing — 1.28%
Wal-Mart Stores, Inc.	31,400	1,678,330

Food products — 1.83%
Kellogg Co.	45,100	2,399,320

Health care equipment & supplies — 8.83%
Alcon, Inc.	28,700	4,716,845
Covidien PLC	83,400	3,994,026
Zimmer Holdings, Inc.*	48,200	2,849,102

		11,559,973

Health care providers & services — 2.36%
Express Scripts, Inc.*	35,700	3,086,265

Hotels, restaurants & leisure — 5.09%
International Game Technology	131,500	2,468,255
McDonald’s Corp.	67,200	4,195,968

		6,664,223

Household products — 1.78%
Colgate-Palmolive Co.	28,400	2,333,060

Internet & catalog retail — 5.93%
Amazon.com, Inc.*	40,300	5,421,156
priceline.com, Inc.*	10,700	2,337,950

		7,759,106

Security description	Shares	Value

Internet software & services — 5.45%
Google, Inc., Class A*	11,500	$7,129,770

IT services — 8.94%
MasterCard, Inc., Class A	21,651	5,542,223
Visa, Inc., Class A	70,405	6,157,621

		11,699,844

Machinery — 1.34%
Parker Hannifin Corp.	32,700	1,761,876

Media — 1.73%
Time Warner Cable, Inc.	54,600	2,259,894

Oil, gas & consumable fuels — 5.09%
EOG Resources, Inc.	15,800	1,537,340
Southwestern Energy Co.*	75,900	3,658,380
Suncor Energy, Inc.	41,600	1,468,896

		6,664,616

Pharmaceuticals — 4.29%
Allergan, Inc.	89,100	5,614,191

Professional services — 1.99%
Verisk Analytics, Inc., Class A*	85,900	2,601,052

Road & rail — 3.10%
Union Pacific Corp.	63,600	4,064,040

Software — 4.91%
Adobe Systems, Inc.*	64,500	2,372,310
Oracle Corp.	95,900	2,353,386
Red Hat, Inc.*	12,900	398,610
Salesforce.com, Inc.*	17,600	1,298,352

		6,422,658

Specialty retail — 2.01%
Sherwin-Williams Co.	42,700	2,632,455

Wireless telecommunication services — 1.03%
American Tower Corp., Class A*	31,100	1,343,831

Total common stocks (cost $104,972,125)		128,466,841

Investment company — 0.83%
iShares Russell 1000 Growth Index Fund (cost $926,395)	22,000	1,096,700

Short-term investment — 0.56%
Investment company — 0.56%
UBS Cash Management Prime Relationship Fund, 0.120%(1),(2) (cost $726,786)	726,786	726,786

Total investments — 99.53% (cost $106,625,306)		130,290,327
Cash and other assets, less liabilities — 0.47%		613,964

Net assets — 100.00%		$130,904,291

68

UBS U.S. Large Cap Growth Equity Relationship Fund—Portfolio of investments December 31, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $112,815,278; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$17,531,250
Gross unrealized depreciation	(56,201)

Net unrealized appreciation of investments	$17,475,049

*	Non-income producing security.
(1)	Investment in affiliated investment company. See notes to financial statements for additional information.
(2)	The rate shown reflects the yield at December 31, 2009.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$128,466,841	$—	$—	$128,466,841
Investment company	1,096,700	—	—	1,096,700
Short-term investment	—	726,786	—	726,786

Total	$129,563,541	$726,786	$—	$130,290,327

See accompanying notes to financial statements.	69

UBS Corporate Bond Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS Corporate Bond Relationship Fund (the “Fund”) returned 15.73%. For comparison purposes, the Barclays Capital US Credit Index (the “Index”) returned 16.04% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund performed largely in line with its benchmark during the period.

Portfolio performance summary

What worked

•

The Fund’s exposure to financials contributed to performance. While financials performed poorly early in the fiscal year, they subsequently rallied and their spreads significantly narrowed. This was due, in part, to improving sentiment given the government’s initiatives to support the banking industry. The Fund was further aided by increasing its exposure to financials as the reporting period progressed. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

•	Security selection, overall, benefited performance during the 12-month reporting period. In particular, the Fund’s holdings in the industrials, utility and financial sectors were rewarded.

•

The Fund’s positioning from a quality perspective enhanced its results. During the fiscal year, investor risk aversion abated as the market stabilized and the economic environment improved. Against this backdrop, the Fund benefited from having a relatively lower quality bias versus the benchmark.

What didn’t work

•	Early in the reporting period, our conservative stance in the corporate bond market hurt the Fund’s performance.

•

Given our concerns regarding the economy and the potential for rising corporate defaults, the Fund was conservatively positioned during the first part of the fiscal year. This was a drag on performance, as corporate bond spreads started to narrow in the first quarter of 2009. In addition, the Fund’s exposure to more defensive sectors was a negative as they lagged their cyclical counterparts.

•

As the reporting period progressed, we increased both the Fund’s cyclical exposure (i.e., in industrials) and its weighting to lower quality securities. This helped the Fund recoup much of its earlier underperformance

•

Our exposure to non-corporate securities was not rewarded. During the 12-month reporting period, the non-corporate portion of the benchmark returned 4.71%, whereas the corporate segment of the Index gained 18.68%.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

70

UBS Corporate Bond Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	Inception(1)
UBS Corporate Bond Relationship Fund	15.73%	3.44%	4.22%
Barclays Capital US Credit Index(2)	16.04	4.67	4.94

(1)	Inception date of UBS Corporate Bond Relationship Fund is September 15, 2003.

(2)

The Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) is a sub-index of the Barclays Capital US Government/Credit Index, (formerly known as the Lehman Brothers US Government/Credit Index) which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Corporate Bond Relationship Fund and the Barclays Capital US Credit Index (formerly known as the Lehman Brothers US Credit Index) from September 15, 2003, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

71

UBS Corporate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Federal National Mortgage Association Pools, #AA7681, 4.500%, due 06/01/39	4.4%
Citigroup, Inc., 6.125%, due 05/15/18	2.4
Morgan Stanley, 6.625%, due 04/01/18	2.4
Bear Stearns Cos. LLC, 7.250%, due 02/01/18	2.4
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	2.3
General Electric Capital Corp., 5.875%, due 01/14/38	1.7
Wells Fargo & Co., 4.375%, due 01/31/13	1.3
Time Warner, Inc., 6.875%, due 05/01/12	1.2
Comcast Corp., 6.300%, due 11/15/17	1.2
Telecom Italia Capital SA, 5.250%, due 11/15/13	1.2
Total	20.5%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Bonds
Corporate bonds
Aerospace & defense	1.32%
Automobiles	0.44
Beverages	1.02
Biotechnology	0.21
Capital markets	5.78
Chemicals	0.87
Commercial banks	10.71
Commercial services & supplies	1.29
Communications equipment	0.41
Computers & peripherals	1.30
Construction materials	0.19
Consumer finance	1.41
Diversified financial services	11.94
Diversified telecommunication services	8.21
Electric utilities	6.58
Energy equipment & services	0.32
Environmental control	0.20
Food & staples retailing	1.56
Food products	1.07
Health care equipment & supplies	0.27
Health care providers & services	2.55
Hotels, restaurants & leisure	0.24
Household products	0.42
Industrial conglomerates	0.28
Insurance	3.95
Machinery	0.42
Media	5.01
Metals & mining	1.75
Multi-utilities	1.00
Office electronics	0.69
Oil, gas & consumable fuels	8.31
Paper & forest products	0.08
Pharmaceuticals	2.95
Real estate investment trust (REIT)	1.31
Road & rail	0.85
Software	0.52
Tobacco	1.41
Wireless telecommunication services	0.48

Total corporate bonds	87.32
Asset-backed security	0.24
Commercial mortgage-backed security	0.46
Mortgage & agency debt security	4.37
Municipal bonds	1.06
US government obligations	1.57
Non US-government obligations	3.17

Total bonds	98.19
Preferred stock
Diversified financial services	0.01
Short-term investment	0.51

Total investments	98.71
Cash and other assets, less liabilities	1.29

Net assets	100.00%

72

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — 98.19%
Corporate bonds — 87.32%
Australia — 0.61%
BHP Billiton Finance USA Ltd., 6.500%, due 04/01/19	$2,125,000	$2,437,496
Rio Tinto Finance USA Ltd., 9.000%, due 05/01/19	800,000	1,012,471

Total Australia corporate bonds		3,449,967

Austria — 0.67%
Oesterreichische Kontrollbank AG, 1.875%, due 03/21/12	3,750,000	3,766,807

Canada — 1.76%
Barrick Gold Corp., 6.950%, due 04/01/19	1,100,000	1,238,537
Canadian Natural Resources Ltd., 5.850%, due 02/01/35	1,375,000	1,346,444
Cenovus Energy, Inc., 4.500%, due 09/15/14(1)	2,950,000	3,045,129
EnCana Corp., 6.500%, due 05/15/19	1,815,000	2,030,326
Potash Corp of Saskatchewan, Inc., 6.500%, due 05/15/19	875,000	969,109
TransCanada PipeLines Ltd., 7.625%, due 01/15/39	1,015,000	1,250,081

Total Canada corporate bonds		9,879,626

Cayman Islands — 1.58%
Hutchison Whampoa International Ltd., 6.250%, due 01/24/14(1)	1,450,000	1,579,713
Petrobras International Finance Co., 5.875%, due 03/01/18	4,100,000	4,134,481
Santander Central Hispano Issuances Ltd., 7.625%, due 09/14/10	1,300,000	1,362,735
Transocean, Inc., 6.800%, due 03/15/38	1,625,000	1,817,072

Total Cayman Islands corporate bonds		8,894,001

France — 0.69%
EDF SA, 6.500%, due 01/26/19(1)	2,400,000	2,694,281
France Telecom SA, 4.375%, due 07/08/14	1,120,000	1,170,357

Total France corporate bonds		3,864,638

Germany — 0.45%
Deutsche Bank AG, 3.875%, due 08/18/14	2,500,000	2,552,892

Ireland — 0.20%
Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14(1)	1,100,000	1,104,973

Luxembourg — 1.72%
Enel Finance International SA, 3.875%, due 10/07/14(1)	3,000,000	3,036,531
Telecom Italia Capital SA, 5.250%, due 11/15/13	6,300,000	6,626,283

Total Luxembourg corporate bonds		9,662,814

Security description	Face amount	Value

Corporate bonds — (continued)
Malaysia — 0.28%
Petronas Capital Ltd., 5.250%, due 08/12/19(1)	$1,555,000	$1,568,271

Netherlands — 1.36%
Deutsche Telekom International Finance BV, 6.750%, due 08/20/18	2,800,000	3,134,821
E.ON International Finance BV, 6.650%, due 04/30/38(1)	1,525,000	1,734,064
Shell International Finance BV, 6.375%, due 12/15/38	1,250,000	1,409,223
Siemens Financieringsmaatschappij NV, 6.125%, due 08/17/26(1)	1,300,000	1,377,294

Total Netherlands corporate bonds		7,655,402

Qatar — 0.35%
Qtel International Finance Ltd., 7.875%, due 06/10/19(1)	1,775,000	1,989,727

South Korea — 0.84%
Export-Import Bank of Korea, 5.875%, due 01/14/15	4,475,000	4,743,500

Spain — 0.43%
Telefonica Emisiones SAU, 6.221%, due 07/03/17	2,225,000	2,452,415

Sweden — 0.49%
Svenska Handelsbanken AB, 2.875%, due 09/14/12(1)	2,725,000	2,741,811

Switzerland — 0.91%
Credit Suisse, 6.000%, due 02/15/18	4,900,000	5,127,056

United Kingdom — 2.95%
Abbey National PLC, 7.950%, due 10/26/29	1,375,000	1,538,864
Anglo American Capital PLC, 9.375%, due 04/08/19(1)	2,250,000	2,857,973
AstraZeneca PLC, 6.450%, due 09/15/37	1,100,000	1,238,922
Barclays Bank PLC, 6.750%, due 05/22/19	2,650,000	2,955,895
BP Capital Markets PLC, 3.875%, due 03/10/15	3,100,000	3,184,983
Royal Bank of Scotland Group PLC, 6.400%, due 10/21/19	2,100,000	2,093,259
Vodafone Group PLC, 5.450%, due 06/10/19	1,000,000	1,035,513
5.625%, due 02/27/17	1,575,000	1,672,915

Total United Kingdom corporate bonds		16,578,324

United States — 72.03%
Aetna, Inc., 6.750%, due 12/15/37	4,465,000	4,655,785
Alabama Power Co., 6.000%, due 03/01/39	1,275,000	1,343,775
Alcoa, Inc., 5.950%, due 02/01/37	2,700,000	2,317,199

73

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Allergan, Inc., 5.750%, due 04/01/16	$3,000,000	$3,235,053
Allied Waste North America, Inc., 6.375%, due 04/15/11	925,000	965,646
6.875%, due 06/01/17	2,300,000	2,440,875
Allstate Corp., 7.450%, due 05/16/19	785,000	912,030
Altria Group, Inc., 9.950%, due 11/10/38	2,090,000	2,724,336
Ameren Corp., 8.875%, due 05/15/14	1,000,000	1,123,223
American Express Credit Corp., 5.125%, due 08/25/14	2,000,000	2,107,466
5.875%, due 05/02/13	3,025,000	3,246,306
American General Finance Corp., Series I, 4.875%, due 07/15/12	1,700,000	1,393,446
American International Group, Inc., 6.250%, due 05/01/36	3,475,000	2,580,243
American Transmission Systems, Inc., 5.250%, due 01/15/22(1)	1,525,000	1,505,861
Amgen, Inc., 6.400%, due 02/01/39	1,090,000	1,196,020
Anadarko Petroleum Corp., 5.950%, due 09/15/16	1,575,000	1,703,673
6.450%, due 09/15/36	1,140,000	1,190,580
Anheuser-Busch InBev Worldwide, Inc., 4.125%, due 01/15/15(1)	2,250,000	2,284,540
AT&T, Inc., 5.800%, due 02/15/19	2,750,000	2,931,393
6.500%, due 09/01/37	1,000,000	1,036,500
BAE Systems Holdings, Inc., 4.950%, due 06/01/14(1)	1,150,000	1,197,431
6.375%, due 06/01/19(1)	1,000,000	1,075,669
Bank of America Corp., 5.420%, due 03/15/17	5,840,000	5,764,676
7.375%, due 05/15/14	2,000,000	2,269,428
7.625%, due 06/01/19	5,275,000	6,102,368
Bear Stearns Cos. LLC, 7.250%, due 02/01/18	11,575,000	13,286,398
Boeing Co., 4.875%, due 02/15/20	1,300,000	1,303,524
5.000%, due 03/15/14	2,125,000	2,287,667
Bottling Group LLC, 6.950%, due 03/15/14	3,000,000	3,451,824
Bristol-Myers Squibb Co., 5.875%, due 11/15/36	1,025,000	1,065,288
Browning-Ferris Industries, Inc., 7.400%, due 09/15/35	980,000	1,081,318
Capital One Bank USA NA, 8.800%, due 07/15/19	2,570,000	3,036,884
Capital One Capital VI, 8.875%, due 05/15/40	1,050,000	1,118,250
Capital One Financial Corp., 7.375%, due 05/23/14	1,020,000	1,154,877
CareFusion Corp., 5.125%, due 08/01/14(1)	1,425,000	1,497,980

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Caterpillar Financial Services Corp., 5.450%, due 04/15/18	$1,400,000	$1,458,208
6.125%, due 02/17/14	2,425,000	2,710,034
CenturyTel, Inc., Series P, 7.600%, due 09/15/39	725,000	743,007
Chevron Corp., 3.950%, due 03/03/14	1,205,000	1,258,040
Cisco Systems, Inc., 5.900%, due 02/15/39	2,265,000	2,290,110
Citigroup, Inc., 6.125%, due 05/15/18	13,400,000	13,472,467
8.125%, due 07/15/39	1,270,000	1,433,382
8.500%, due 05/22/19	850,000	981,540
CNA Financial Corp., 7.350%, due 11/15/19	525,000	525,613
Comcast Corp., 6.300%, due 11/15/17	6,300,000	6,893,567
ConocoPhillips, 5.750%, due 02/01/19	2,500,000	2,736,367
6.500%, due 02/01/39	1,590,000	1,764,649
COX Communications, Inc., 5.450%, due 12/15/14	785,000	841,011
CRH America, Inc., 6.000%, due 09/30/16	1,002,000	1,046,550
CSX Corp., 7.450%, due 04/01/38	2,450,000	2,896,223
CVS Caremark Corp., 6.125%, due 09/15/39	1,400,000	1,387,539
6.250%, due 06/01/27	800,000	813,560
Daimler Finance North America LLC, 8.500%, due 01/18/31	2,000,000	2,457,686
DCP Midstream LLC, 9.750%, due 03/15/19(1)	500,000	615,228
Deere & Co., 5.375%, due 10/16/29	600,000	598,861
DirecTV Financing Co., Inc., 7.625%, due 05/15/16	2,880,000	3,146,400
Discover Bank, 8.700%, due 11/18/19	550,000	589,245
Dominion Resources, Inc., 5.200%, due 08/15/19	315,000	319,911
Series B, 5.950%, due 06/15/35	1,575,000	1,566,552
Series 06-B, 6.300%, due 09/30/66(2)	630,000	554,400
Dow Chemical Co., 8.550%, due 05/15/19	1,800,000	2,147,661
DTE Energy Co., 6.350%, due 06/01/16	1,400,000	1,454,762
Duke Energy Carolinas LLC, Series A, 6.000%, due 12/01/28	1,550,000	1,595,837
EI du Pont de Nemours & Co., 6.000%, due 07/15/18	1,600,000	1,745,870
Enterprise Products Operating LLC, Series D, 6.875%, due 03/01/33	2,800,000	2,962,660
ERAC USA Finance Co., 7.000%, due 10/15/37(1)	1,690,000	1,654,186
8.000%, due 01/15/11(1)	1,070,000	1,121,902

74

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
ERP Operating LP, REIT, 5.750%, due 06/15/17	$1,500,000	$1,500,169
Exelon Generation Co. LLC, 5.350%, due 01/15/14	1,060,000	1,119,035
Express Scripts, Inc., 6.250%, due 06/15/14	1,985,000	2,165,893
FirstEnergy Solutions Corp., 6.800%, due 08/15/39	1,700,000	1,716,997
Fortune Brands, Inc., 6.375%, due 06/15/14	1,000,000	1,070,955
FPL Group Capital, Inc., 6.650%, due 06/15/67(2)	1,000,000	935,000
General Electric Capital Corp., 5.875%, due 01/14/38	10,525,000	9,744,919
5.900%, due 05/13/14	4,250,000	4,594,556
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	1,050,000	1,163,270
GMAC, Inc., 6.875%, due 09/15/11(1)	585,000	576,225
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	12,000,000	12,845,988
Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	2,600,000	2,531,820
Hewlett-Packard Co., 4.750%, due 06/02/14	2,500,000	2,669,643
HSBC Bank USA NA, 5.625%, due 08/15/35	2,800,000	2,589,028
HSBC Finance Corp., 6.750%, due 05/15/11	1,000,000	1,056,878
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,550,000	1,731,896
International Business Machines Corp., 5.700%, due 09/14/17	2,175,000	2,377,947
5.875%, due 11/29/32	2,225,000	2,282,935
International Lease Finance Corp., 6.625%, due 11/15/13	2,550,000	2,052,712
International Paper Co., 9.375%, due 05/15/19	365,000	448,647
Jefferies Group, Inc., 8.500%, due 07/15/19	550,000	601,221
JP Morgan Chase Capital XXII, Series V, 6.450%, due 02/02/37	415,000	380,860
JP Morgan Chase Capital XXV, Series Y, 6.800%, due 10/01/37	2,240,000	2,225,579
Kellogg Co., 4.450%, due 05/30/16	1,505,000	1,549,804
Kinder Morgan Energy Partners LP, 5.800%, due 03/15/35	2,165,000	2,005,855
Kraft Foods, Inc., 6.750%, due 02/19/14	4,000,000	4,423,332
Kroger Co., 6.900%, due 04/15/38	1,025,000	1,140,680
Lehman Brothers Holdings, Inc., 6.875%, due 05/02/18(3)	7,380,000	1,531,350
Lockheed Martin Corp., 5.500%, due 11/15/39	1,625,000	1,592,216
Loews Corp., 6.000%, due 02/01/35	325,000	311,198

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Marathon Oil Corp., 7.500%, due 02/15/19	$1,275,000	$1,471,499
Massachusetts Mutual Life Insurance Co., 8.875%, due 06/01/39(1)	1,175,000	1,441,078
McDonald’s Corp., 6.300%, due 03/01/38	1,200,000	1,323,668
Mead Johnson Nutrition Co., 3.500%, due 11/01/14(1)	1,500,000	1,482,904
Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	4,475,000	4,821,535
MetLife, Inc., 6.400%, due 12/15/36	1,000,000	875,000
10.750%, due 08/01/39	700,000	861,998
MidAmerican Energy Holding Co., 5.950%, due 05/15/37	1,900,000	1,902,130
Morgan Stanley, 6.625%, due 04/01/18	12,325,000	13,325,396
National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	330,000	437,275
Nationwide Mutual Insurance Co., 8.250%, due 12/01/31(1)	1,500,000	1,442,706
New Cingular Wireless Services, Inc., 8.750%, due 03/01/31	1,420,000	1,835,079
News America, Inc., 6.200%, due 12/15/34	2,800,000	2,814,042
NGPL Pipeco LLC, 6.514%, due 12/15/12(1)	1,000,000	1,086,885
Nisource Finance Corp., 10.750%, due 03/15/16	3,225,000	3,973,793
Norfolk Southern Corp., 5.750%, due 04/01/18	880,000	930,881
NuStar Logistics LP, 7.650%, due 04/15/18	3,030,000	3,322,965
Oncor Electric Delivery Co. LLC, 6.800%, due 09/01/18	1,975,000	2,193,789
ONEOK Partners LP, 8.625%, due 03/01/19	950,000	1,146,453
ONEOK, Inc., 6.000%, due 06/15/35	1,070,000	998,658
Oracle Corp., 5.750%, due 04/15/18	2,700,000	2,919,202
Pacific Bell Telephone Co., 7.125%, due 03/15/26	4,000,000	4,356,596
Pacific Gas & Electric Co., 6.050%, due 03/01/34	1,675,000	1,748,757
Pacific Life Insurance Co., 9.250%, due 06/15/39(1)	1,300,000	1,501,157
Pemex Project Funding Master Trust, 5.750%, due 03/01/18	2,950,000	2,982,822
Pfizer, Inc., 6.200%, due 03/15/19	3,235,000	3,596,097
Philip Morris International, Inc., 5.650%, due 05/16/18	2,175,000	2,287,187
PPL Energy Supply LLC, Series A, 6.400%, due 11/01/11	5,500,000	5,909,871
Principal Financial Group, Inc., 7.875%, due 05/15/14	3,900,000	4,304,407

75

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Procter & Gamble Co., 4.700%, due 02/15/19	$1,275,000	$1,305,198
Progress Energy, Inc., 7.050%, due 03/15/19	1,700,000	1,901,872
ProLogis, REIT, 5.625%, due 11/15/15	3,050,000	2,900,211
7.375%, due 10/30/19	605,000	596,775
Prudential Financial, Inc., 3.625%, due 09/17/12	930,000	943,757
Prudential Financial, Inc., Series C, 5.400%, due 06/13/35	850,000	741,979
Series D, 7.375%, due 06/15/19	1,000,000	1,121,167
PSEG Power LLC, 6.950%, due 06/01/12	2,000,000	2,184,910
Qwest Corp., 6.875%, due 09/15/33	2,075,000	1,826,000
7.625%, due 06/15/15	605,000	626,175
Reynolds American, Inc., 7.625%, due 06/01/16	2,700,000	2,943,478
Roche Holdings, Inc., 5.000%, due 03/01/14(1)	1,400,000	1,497,772
Safeway, Inc., 5.800%, due 08/15/12	2,000,000	2,160,088
Schering-Plough Corp., 6.550%, due 09/15/37	2,350,000	2,668,911
Simon Property Group LP, REIT, 5.375%, due 06/01/11	2,275,000	2,361,602
Southern California Edison Co., Series 08-A, 5.950%, due 02/01/38	1,300,000	1,365,654
Southwestern Electric Power Co., 6.450%, due 01/15/19	2,250,000	2,409,840
Spectra Energy Capital LLC, 6.250%, due 02/15/13	1,900,000	2,042,901
Sprint Capital Corp., 6.875%, due 11/15/28	3,835,000	3,187,844
Swiss Re Solutions Holding Corp., 7.000%, due 02/15/26	1,230,000	1,201,776
Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39(1)	800,000	826,990
Time Warner Cable, Inc., 6.750%, due 07/01/18	5,100,000	5,602,671
8.750%, due 02/14/19	630,000	767,828
Time Warner, Inc., 6.875%, due 05/01/12	6,350,000	6,951,618
7.625%, due 04/15/31	1,000,000	1,161,628
Unilever Capital Corp., 4.800%, due 02/15/19	1,000,000	1,026,459
Union Pacific Corp., 7.875%, due 01/15/19	800,000	968,001
UnitedHealth Group, Inc., 6.875%, due 02/15/38	3,625,000	3,746,622
Valero Energy Corp., 6.625%, due 06/15/37	3,000,000	2,814,996
7.500%, due 04/15/32	1,880,000	1,933,356
Verizon Communications, Inc., 5.250%, due 04/15/13	2,650,000	2,856,621

Security description	Face amount	Value

Corporate bonds — (concluded)
United States — (concluded)
Verizon Communications, Inc., 6.900%, due 04/15/38	$2,575,000	$2,853,983
Verizon New York, Inc., Series B, 7.375%, due 04/01/32	2,320,000	2,499,111
Verizon Wireless Capital LLC, 5.550%, due 02/01/14	5,550,000	6,023,293
Wachovia Bank NA, 5.850%, due 02/01/37	4,950,000	4,735,195
Wachovia Capital Trust III, 5.800%, due 03/15/11(2),(4)	1,000,000	765,000
Wal-Mart Stores, Inc., 6.500%, due 08/15/37	2,935,000	3,339,968
Washington Mutual Bank, 0.000%, due 05/20/13(3)	1,325,000	6,625
5.500%, due 01/15/13(3)	12,075,000	60,375
Washington Mutual Preferred Funding LLC, 9.750%, due 12/15/17(1),(2),(3),(4),(5),(6)	8,300,000	8,300
Waste Management, Inc., 7.375%, due 05/15/29	1,025,000	1,142,227
WellPoint, Inc., 6.800%, due 08/01/12	4,000,000	4,413,284
Wells Fargo & Co., 4.375%, due 01/31/13	7,200,000	7,478,496
Wells Fargo Bank NA, 5.950%, due 08/26/36	1,150,000	1,122,438
Wells Fargo Capital XIII, 7.700%, due 03/26/13(2),(4)	1,525,000	1,479,250
Xerox Corp., 6.350%, due 05/15/18	3,700,000	3,859,574

Total United States corporate bonds		405,032,817

Total corporate bonds (cost $489,317,533)		491,065,041

Asset-backed security — 0.24%
United States — 0.24%
Continental Airlines, Inc., Series A, 7.250%, due 11/10/19 (cost $1,350,000)	1,350,000	1,373,625

Commercial mortgage-backed security — 0.46%
United States — 0.46%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.805%, due 08/10/45(2) (cost $2,536,897)	3,000,000	2,575,934

Mortgage & agency debt security — 4.37%
United States — 4.37%
Federal National Mortgage Association Pools, #AA7681, 4.500%, due 06/01/39† (cost $24,921,569)	24,603,212	24,582,710

Municipal bonds — 1.06%
Illinois State Taxable Pension, 5.100%, due 06/01/33	1,500,000	1,253,805
New Jersey State Turnpike Authority Revenue Bonds, 7.414%, due 01/01/40	500,000	563,600

76

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (concluded)
Municipal bonds — (concluded)
New York State Urban Development Corp. Revenue Bonds, 5.770%, due 03/15/39	$1,115,000	$1,104,006
State of California General Obligation Bonds, 7.300%, due 10/01/39	1,385,000	1,308,936
7.550%, due 04/01/39	1,740,000	1,709,515

Total municipal bonds (cost $6,175,984)		5,939,862

US government obligations — 1.57%
US Treasury Notes, 0.750%, due 11/30/11	4,000,000	3,973,908
1.000%, due 12/31/11	2,205,000	2,198,800
2.125%, due 11/30/14	2,700,000	2,636,091

Total US government obligations (cost $8,879,968)		8,808,799

Non US-government obligations — 3.17%
Brazil — 0.88%
Brazilian Government International Bond, 10.500%, due 07/14/14	3,900,000	4,972,500

Italy — 1.10%
Republic of Italy, 2.125%, due 10/05/12	5,000,000	4,985,350
5.375%, due 06/15/33	1,200,000	1,180,171

		6,165,521

Mexico — 0.76%
United Mexican States, Series A, 5.875%, due 01/15/14	3,900,000	4,260,750

Security description	Face amount	Value

Non US-government obligations — (concluded)
Poland — 0.29%
Republic of Poland, 6.375%, due 07/15/19	$1,500,000	$1,626,750

Qatar — 0.14%
Qatar Government International Bond, 4.000%, due 01/20/15(1)	790,000	790,000

Total non US-government obligations (cost $17,592,198)		17,815,521

Total bonds (cost $550,774,149)		552,161,492

	Shares
Preferred stock — 0.01%
United States — 0.01%
GMAC, Inc., 7.000%(1),(7) (cost $100,933)	124	81,731

Short-term investment — 0.51%
Investment company — 0.51%
UBS Cash Management Prime Relationship Fund, 0.120%(8),(9) (cost $2,855,486)	2,855,486	2,855,486

Total investments — 98.71% (cost $553,730,568)		555,098,709
Cash and other assets, less liabilities — 1.29%		7,236,835

Net assets — 100.00%		$562,335,544

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $554,381,994; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$29,678,342
Gross unrealized depreciation	(28,961,627)

Net unrealized appreciation of investments	$716,715

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $45,418,312 or 8.08% of net assets.

(2)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(3)	Security is in default.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Security is illiquid. At December 31, 2009, the value of these securities amounted to $8,300 or 0.00% of net assets.

77

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

(6)	This security, which represents 0.00% of net assets as of December 31, 2009, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17	10/18/07	$2,475,000	0.44%	$2,400	0.00	%(a)
9.750%, due 12/15/17	10/19/07	1,735,313	0.31	1,700	0.00	(a)
9.750%, due 12/15/17	10/25/07	1,475,000	0.26	1,500	0.00	(a)
9.750%, due 12/15/17	10/26/07	198,000	0.04	200	0.00	(a)
9.750%, due 12/15/17	10/30/07	495,000	0.09	500	0.00	(a)
9.750%, due 12/15/17	11/01/07	679,000	0.12	700	0.00	(a)
9.750%, due 12/15/17	11/02/07	1,215,500	0.21	1,300	0.00	(a)

		$8,272,813	1.47%	$8,300	0.00	%(a)

(a)	Amount represents less than 0.005%.

(7)	This security is subject to a perpetual call and may be called in full or partially on or anytime after December 31, 2011.
(8)	Investment in affiliated investment company. See notes to financial statements for additional information.
(9)	The rate shown reflects the yield at December 31, 2009.
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
REIT	Real estate investment trust

Futures contracts

UBS Corporate Bond Relationship Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
2 Year US Treasury Notes, 305 contracts (USD)	March 2010	$66,294,218	$65,961,016	$(333,202)

US Treasury futures sell contracts:
5 Year US Treasury Notes, 135 contracts (USD)	March 2010	(15,557,484)	(15,441,680)	115,804
10 Year US Treasury Notes, 455 contracts (USD)	March 2010	(53,608,897)	(52,531,172)	1,077,725

Net unrealized appreciation on futures contracts				$860,327

Currency type abbreviations:

USD	United States Dollar

Swap agreements

UBS Corporate Bond Relationship Fund had outstanding interest rate swap contracts with the following terms as of December 31, 2009:

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Deutsche Bank AG	USD	4,000,000	12/15/38	4.6250	%(1)	0.2538	%(2)	$—	$(92,386)	$(92,386)
Deutsche Bank AG	USD	7,050,000	12/21/39	4.2890	(1)	0.2538	(2)	—	234,328	234,328
Deutsche Bank AG	USD	10,100,000	12/18/19	3.6640	(1)	0.2538	(2)	—	226,832	226,832
JPMorgan Chase Bank	USD	3,560,000	12/21/39	4.1600	(1)	0.2538	(2)	—	195,145	195,145

									$563,919	$563,919

(1)	Payments made are based on the notional amount.
(2)	Rate based on 3 month LIBOR (USD BBA).
BBA	British Banking Association
LIBOR	London Interbank Offered Rate

Currency type abbreviation:

USD	United States Dollar

78

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

UBS Corporate Bond Relationship Fund had outstanding credit default swap contracts with the following terms as of December 31, 2009:

Credit default swaps on corporate and sovereign issues – Buy protection(1)

Counterparty	Notional amount		Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)
Goldman Sachs International	USD	2,500,000	06/20/17	0.8600	%(2)	—	(3)	$—	$209,660	$209,660
Goldman Sachs International	USD	2,900,000	12/20/12	2.5200	(2)	—	(4)	—	(88,097)	(88,097)
Goldman Sachs International	USD	3,000,000	06/20/12	0.6200	(2)	—	(5)	—	58,829	58,829
Goldman Sachs International	USD	4,350,000	12/20/14	1.0000	(2)	—	(6)	158,875	(135,861)	23,014
Goldman Sachs International	USD	5,000,000	12/20/13	0.5500	(2)	—	(7)	—	(38,932)	(38,932)
Goldman Sachs International	USD	5,000,000	09/20/17	0.3700	(2)	—	(8)	—	81,164	81,164
Goldman Sachs International	USD	6,000,000	09/20/14	5.0000	(2)	—	(9)	(1,075,000)	(280,525)	(1,355,525)

								$(916,125)	$(193,762)	$(1,109,887)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	Payments made are based on the notional amount.
(3)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Alcoa Inc. 6.500% bond, due 06/01/11.
(4)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Ryland Group 5.375% bond, due 01/15/15.
(5)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Masco Corporation 5.875% bond, due 07/15/12.
(6)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the McKesson HBOC Inc. 7.650% bond, due 03/01/27.
(7)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Walt Disney Company 5.625% bond, due 09/15/16.
(8)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Aetna Inc. 6.625% bond, due 06/15/36.
(9)	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Brunswick Corp. 7.125% bond, due 08/01/27.

Currency type abbreviation:

USD	United States Dollar

Credit default swaps on corporate and sovereign issues – Sell protection(1)

Counterparty	Notional amount	Termination dates	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation/ (depreciation)	Credit spread(2)
Goldman Sachs International	USD2,050,000	09/20/14	—	(3)	5.0000	%(4)	$(222,900)	$312,102	$89,202	1.620%
Goldman Sachs International	USD4,350,000	12/20/14	—	(5)	1.0000	(4)	(156,675)	141,038	(15,637)	0.190
JPMorgan Chase Bank	USD6,000,000	06/20/11	—	(6)	3.1500	(4)	—	226,734	226,734	0.790

							$(379,575)	$679,874	$300,299

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

79

UBS Corporate Bond Relationship Fund—Portfolio of investments December 31, 2009

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Metlife Inc. 5.000% bond, due 06/15/15.
(4)	Payments received are based on the notional amount.
(5)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Johnson & Johnson 3.800% bond, due 05/15/13.
(6)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the HSBC Finance Corp. 7.000% bond, due 05/15/12.

Currency type abbreviation:

USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$491,056,741	$8,300	$491,065,041
Asset-backed security	—	1,373,625	—	1,373,625
Commercial mortgage-backed security	—	2,575,934	—	2,575,934
Mortgage & agency debt security	—	24,582,710	—	24,582,710
Municipal bonds	—	5,939,862	—	5,939,862
US government obligations	—	8,808,799	—	8,808,799
Non US-government obligations	—	17,815,521	—	17,815,521
Preferred stock	—	81,731	—	81,731
Short-term investment	—	2,855,486	—	2,855,486
Other financial instruments(1)	860,327	(245,669)	—	614,658

Total	$860,327	$554,844,740	$8,300	$555,713,367

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Total
Assets
Beginning balance	$—	$—
Total gains or losses (realized/unrealized) included in earnings(a)	—	—
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	8,300	8,300

Ending balance	$8,300	$8,300

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$7,335	$7,335

(a)	Does not include unrealized gains of $7,335 related to transferred assets, presented at their end of period values.

80	See accompanying notes to financial statements.

UBS Global Aggregate Bond Relationship Fund

Portfolio performance

For the period from its inception on September 30, 2009 through December 31, 2009, UBS Global Aggregate Bond Relationship Fund (the “Fund”) returned 1.09%. For comparison purposes, the Barclays Capital Global Aggregate Index (the “Index”), declined 0.85%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance was largely due to our sector positioning and an overweight to corporate bonds in the financial sector.

Portfolio performance summary

What worked

•

Our strategy to allocate all of the Fund’s assets in corporate bonds was the main contributor to performance. Continuing the trend that began earlier in the year, corporate bond spreads* further narrowed during the reporting period. This was due to a variety of factors, including improving economic and corporate fundamentals and increased investor risk appetites. Having an overweight to investment grade corporate bonds was a positive for performance as they substantially outperformed government securities during the reporting period.

•

Sector positioning within the corporate bond market was a positive for results. Within the corporate bond sector, the Fund had an overweight in financials. This area had performed poorly in 2008 given the continued fallout from the credit crisis and heightened investor risk aversion. Against this backdrop, their spreads had moved to historically wide levels. However, their spreads subsequently narrowed and they generated outstanding results as banks reduced risk and various government and central bank support mechanisms took effect.

•	An underweight to sovereign fixed income securities was rewarded as government yields generally increased during the reporting period.

What didn’t work

•	There were no significant detractors from the Fund’s relative performance during the reporting period.

*	The spread is the difference between the yield paid on US Treasury bonds and higher risk securities.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

81

UBS Global Aggregate Bond Relationship Fund

Performance at a glance (unaudited)

Total returns for periods ended December 31, 2009	Inception(1)
UBS Global Aggregate Bond Relationship Fund	1.09%
Barclays Capital Global Aggregate Index(2)	(0.85)

(1)	Inception date of UBS Global Aggregate Bond Relationship Fund is September 30, 2009.

(2)

The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization weighted index which measures the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS Global Aggregate Bond Relationship Fund and the Barclays Capital Global Aggregate Index from September 30, 2009, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

82

UBS Global Aggregate Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Citigroup, Inc., 6.000%, due 08/15/17	2.4%
Bank of America Corp., 7.375%, due 05/15/14	2.2
Goldman Sachs Group, Inc., 6.150%, due 04/01/18	1.8
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16	1.7
Japan Government Ten Year Bond, 1.500%, due 03/20/19	1.7
Altria Group, Inc., 9.250%, due 08/06/19	1.7
CRH Finance BV, 7.375%, due 05/28/14	1.6
Province of Ontario Canada, 4.200%, due 03/08/18	1.6
Credit Suisse/London, 6.125%, due 05/16/14	1.5
JPMorgan Chase & Co., 6.300%, due 04/23/19	1.4
Total	17.6%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
United States	45.5%
United Kingdom	11.7
Netherlands	7.2
Italy	5.0
France	3.9
Total	73.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Bonds
Corporate bonds
Agriculture	0.76%
Beverages	1.70
Building materials	2.25
Capital markets	2.41
Chemicals	0.94
Commercial banks	19.85
Commercial services & supplies	0.71
Computers & peripherals	0.48
Diversified financial services	17.98
Diversified operations	1.21
Diversified telecommunication services	3.98
Electric utilities	6.15
Energy equipment & services	0.23
Environmental control	0.85
Food & staples retailing	2.39
Gas utilities	0.52
Insurance	5.35
Iron/steel	0.73
Media	4.32
Metals & mining	2.05
Miscellaneous manufacturing	0.88
Multiline retail	0.16
Multi-utilities	0.15
Oil, gas & consumable fuels	4.78
Pharmaceuticals	1.17
Pipelines	1.33
Real estate investment trust (REIT)	0.28
Real estate management & development	0.39
Savings & loans	0.16
Thrifts & mortgage finance	0.28
Tobacco	3.96
Transportation	0.93
Water utilities	0.51
Wireless telecommunication services	1.31

Total corporate bonds	91.15
Non-US government obligations	3.32
Sovereign/supranational bond	0.85

Total bonds	95.32
Short-term investment	0.52

Total investments	95.84
Cash and other assets, less liabilities	4.16

Net assets	100.00%

83

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount		Value
Bonds — 95.32%
Corporate bonds — 91.15%
Australia — 2.33%
BHP Billiton Finance Ltd., 4.750%, due 04/04/12	EUR	800,000	$1,206,877
Commonwealth Bank of Australia, 3.750%, due 10/15/14(1)		$850,000	852,067
National Australia Bank Ltd., 4.500%, due 06/23/16(2)	EUR	500,000	723,086
Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14		$2,100,000	2,516,432
Westpac Banking Corp., 4.200%, due 02/27/15		200,000	203,590
Westpac Banking Corp., 4.875%, due 04/13/11	GBP	300,000	502,483

Total Australia corporate bonds			6,004,535

Belgium — 0.50%
Anheuser-Busch InBev NV, 7.375%, due 01/30/13	EUR	800,000	1,291,227

Canada — 0.13%
EnCana Corp., 6.500%, due 05/15/19		$300,000	335,591

Cayman Islands — 1.90%
Hutchison Whampoa International Ltd., 7.625%, due 04/09/19(1)		2,700,000	3,102,489
Principal Financial Global Funding II LLC, 4.500%, due 01/26/17	EUR	800,000	1,000,983
Transocean, Inc., 6.800%, due 03/15/38		$400,000	447,279
Vale Overseas Ltd., 6.875%, due 11/10/39		340,000	342,286

Total Cayman Islands corporate bonds			4,893,037

China — 0.21%
Standard Chartered Bank Hong Kong Ltd., 0.534%, due 04/13/17(2)		$600,000	536,361

Denmark — 0.42%
Dong Energy A/S, 5.500%, due 12/31/49(2)	EUR	800,000	1,072,272

France — 3.93%
Areva SA, 4.875%, due 09/23/24		100,000	146,232
Autoroutes du Sud de la France, 5.625%, due 07/04/22		500,000	762,502
AXA SA, 6.667%, due 12/31/49(2),(3)	GBP	850,000	1,140,897
Banque Federative du Credit Mutuel/France, 0.451%, due 09/27/16(2)		$1,000,000	892,997
Banque PSA Finance, 8.500%, due 05/04/12	EUR	700,000	1,104,387
BNP Paribas, 4.730%, due 12/31/49(2),(3)		450,000	512,853
5.750%, due 01/24/22	GBP	1,050,000	$1,731,236
BNP Paribas, 0.467%, due 11/23/15(2)		$350,000	341,594

Security description	Face amount	Value
Corporate bonds — (continued)
France — (concluded)
Casino Guichard Perrachon SA, 5.500%, due 01/30/15	EUR450,000	$688,087
Credit Agricole SA, 4.130%, due 12/31/49(2),(3)	1,200,000	1,272,992
Electricite de France, 6.950%, due 01/26/39(1)	$600,000	709,607
Societe Generale, 0.895%, due 06/07/17(2)	EUR350,000	479,325
Vivendi SA, 7.750%, due 01/23/14	200,000	330,562

Total France corporate bonds		10,113,271

Germany — 2.01%
Bayer AG, 5.000%, due 07/29/05(2)	600,000	792,180
Deutsche Bank AG, 5.125%, due 08/31/17	750,000	1,148,493
EWE AG, 5.250%, due 07/16/21	750,000	1,125,275
Hypo Real Estate Bank AG, 0.841%, due 02/09/10(2)	500,000	713,973
IKB Deutsche Industriebank AG, 0.787%, due 03/19/10(2)	500,000	707,610
Muenchener Rueckversicherungs AG, 6.750%, due 06/21/23(2)	450,000	686,525

Total Germany corporate bonds		5,174,056

Ireland — 1.22%
GE Capital European Funding, 4.875%, due 03/06/13	2,100,000	3,152,085

Italy — 4.97%
Assicurazioni Generali SpA, 5.125%, due 09/16/24	650,000	950,967
Banca Monte dei Paschi di Siena SpA, 5.750%, due 09/30/16	GBP350,000	497,482
Intesa Sanpaolo SpA, 0.965%, due 02/20/18(2)	EUR850,000	1,116,937
5.000%, due 09/23/19	2,250,000	3,284,969
Telecom Italia SpA, 1.510%, due 06/07/16(2)	850,000	1,131,855
5.625%, due 12/29/15	GBP650,000	1,068,830
8.250%, due 03/21/16	EUR1,575,000	2,740,970
UniCredit SpA, 4.875%, due 02/12/13	600,000	906,828
6.700%, due 06/05/18	750,000	1,092,658

Total Italy corporate bonds		12,791,496

Jersey, Channel Islands — 0.37%
HSBC Capital Funding LP, 5.369%, due 12/31/49(2),(3)	800,000	963,346

Luxembourg — 2.40%
ArcelorMittal, 7.000%, due 10/15/39	$450,000	473,811
9.000%, due 02/15/15	1,200,000	1,417,315
Enel Finance International SA, 5.625%, due 08/14/24	GBP550,000	869,377
Gaz Capital SA for Gazprom, 6.580%, due 10/31/13	350,000	562,493

84

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value
Bonds — (continued)
Corporate bonds — (continued)
Luxembourg — (concluded)
Holcim Finance Luxembourg SA, 9.000%, due 03/26/14	EUR 650,000	$1,119,911
Holcim US Finance Sarl & Cie SCS, 6.000%, due 12/30/19(1)	$500,000	520,446
Tyco International Finance SA, 8.500%, due 01/15/19	1,000,000	1,207,748

Total Luxembourg corporate bonds		6,171,101

Netherlands — 7.18%
ABN Amro Bank NV, 0.968%, due 06/08/15(2)	EUR500,000	631,393
Alliander Finance BV, 5.500%, due 04/20/16	600,000	941,059
Allianz Finance II BV, 4.750%, due 07/22/19	1,000,000	1,482,332
CRH Finance BV, 7.375%, due 05/28/14	2,550,000	4,143,057
E.ON International Finance BV, 6.000%, due 10/30/19	GBP1,000,000	1,715,683
EDP Finance BV, 4.750%, due 09/26/16	EUR700,000	1,050,521
ELM BV for Elsevier Finance SA, 6.500%, due 04/02/13	650,000	1,028,501
ELM BV for Swiss Reinsurance Co., 5.252%, due 12/31/49(2),(3)	1,050,000	1,241,813
ING Bank NV, 3.500%, due 09/16/20(2)	850,000	1,079,381
Koninklijke KPN NV, 4.750%, due 01/17/17	350,000	516,544
Rabobank Nederland NV, 4.000%, due 09/10/15	GBP650,000	1,060,103
5.875%, due 05/20/19	EUR1,600,000	2,532,705
Siemens Financieringsmaatschappij NV, 5.250%, due 09/14/66(2)	750,000	1,050,971

Total Netherlands corporate bonds		18,474,063

Norway — 0.59%
DnB NOR Bank ASA, 4.500%, due 05/29/14	1,000,000	1,504,772

Qatar — 0.71%
Qtel International Finance Ltd., 6.500%, due 06/10/14(1)	$1,700,000	1,838,378

South Korea — 0.63%
Hyundai Capital Services, Inc., 6.000%, due 05/05/15(1)	1,550,000	1,618,454

Spain — 1.69%
Abertis Infraestructuras SA, 4.625%, due 10/14/16	EUR500,000	741,524
Gas Natural Capital Markets SA, 5.250%, due 07/09/14	1,550,000	2,369,637
Santander Issuances S.A Unipersonal, 1.108%, due 07/25/17(2)	800,000	1,081,728
Telefonica Emisiones SAU, 5.431%, due 02/03/14	100,000	154,266

Total Spain corporate bonds		4,347,155

Security description	Face amount	Value
Corporate bonds — (continued)
Sweden — 1.29%
Nordea Bank AB, 4.625%, due 09/21/15(2)	GBP500,000	$804,679
Skandinaviska Enskilda Banken AB, 6.625%, due 07/09/14	500,000	851,751
Svenska Handelsbanken AB, 4.194%, due 12/31/49(2),(3)	EUR350,000	437,770
4.875%, due 03/25/14	650,000	991,482
Vattenfall Treasury AB, 4.250%, due 05/19/14	150,000	224,644

Total Sweden corporate bonds		3,310,326

Switzerland — 1.48%
Credit Suisse/London, 6.125%, due 05/16/14	2,400,000	3,812,667

United Kingdom — 11.72%
Anglo American Capital PLC, 9.375%, due 04/08/14(1)	$1,000,000	1,199,938
Aviva PLC, 6.125%, due 11/16/26(2)	GBP600,000	860,907
6.875%, due 05/22/38(2)	EUR450,000	625,745
Barclays Bank PLC, 7.500%, due 12/15/10(2),(3)	1,400,000	1,926,691
Barclays Bank PLC, 0.462%, due 05/25/15(2)	$350,000	330,094
5.750%, due 09/14/26	GBP600,000	888,731
British Sky Broadcasting Group PLC, 9.500%, due 11/15/18(1)	$550,000	705,119
HBOS PLC, 1.018%, due 09/01/16(2)	EUR850,000	956,575
HSBC Holdings PLC, 6.500%, due 09/15/37	$2,200,000	2,298,542
HSBC Holdings PLC, 6.500%, due 05/20/24	GBP100,000	175,306
Imperial Tobacco Finance PLC, 8.375%, due 02/17/16	EUR 2,600,000	4,509,732
JTI UK Finance PLC, 5.750%, due 02/06/13	GBP500,000	867,152
Lloyds TSB Bank PLC, 5.625%, due 03/05/18(2)	EUR800,000	1,085,521
National Grid Gas PLC, 6.000%, due 06/07/17	GBP300,000	507,247
Nationwide Building Society, 3.375%, due 08/17/15(2)	EUR300,000	410,312
Old Mutual PLC, 4.500%, due 01/18/17(2)	400,000	437,691
Royal Bank of Scotland Group PLC, 5.250%, due 05/15/13	450,000	665,310
Royal Bank of Scotland PLC, 4.875%, due 08/25/14(1)	$900,000	912,316
5.375%, due 09/30/19	EUR 1,000,000	1,399,075
SABMiller PLC, 4.500%, due 01/20/15	850,000	1,250,150
Standard Chartered Bank, 1.006%, due 03/28/18(2)	600,000	771,260
Tesco PLC, 6.125%, due 02/24/22	GBP 1,200,000	2,027,723

85

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount		Value
Bonds — (continued)
Corporate bonds — (continued)
United Kingdom — (concluded)
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	GBP	900,000	$1,314,515
Vodafone Group PLC, 5.750%, due 03/15/16		$1,200,000	1,290,720
Wales & West Utilities Finance PLC, 6.250%, due 11/30/21		GBP500,000	815,762
WPP PLC, 6.625%, due 05/12/16		EUR1,250,000	1,938,948

Total United Kingdom corporate bonds			30,171,082

United States — 45.47%
Abbott Laboratories, 6.000%, due 04/01/39		$400,000	421,654
Allied Waste North America, Inc., 7.250%, due 03/15/15		2,100,000	2,194,500
Altria Group, Inc., 9.250%, due 08/06/19		3,600,000	4,387,061
American Honda Finance Corp., 3.875%, due 09/16/14	EUR	1,350,000	1,971,540
American International Group, Inc., 4.250%, due 05/15/13		$1,450,000	1,339,375
American International Group, Inc., 0.883%, due 04/26/11(2)		EUR450,000	589,325
Anadarko Petroleum Corp., 7.625%, due 03/15/14		$2,100,000	2,418,041
Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19(1)		1,550,000	1,814,732
Baltimore Gas & Electric Co., 6.125%, due 07/01/13		650,000	702,366
Bank of America Corp., 6.000%, due 09/01/17		2,000,000	2,075,848
7.375%, due 05/15/14		4,900,000	5,560,099
BNP Paribas Capital Trust III, 6.625%, due 10/23/11(2),(3)		EUR950,000	1,273,351
CBS Corp., 8.200%, due 05/15/14		$1,200,000	1,364,182
Citigroup, Inc., 4.750%, due 05/31/17(2)		EUR450,000	559,156
Citigroup, Inc., 5.625%, due 08/27/12		$750,000	771,427
6.000%, due 08/15/17		6,150,000	6,147,645
Comcast Cable Holdings LLC, 9.800%, due 02/01/12		1,000,000	1,131,805
Comcast Corp., 5.700%, due 07/01/19		600,000	629,426
ConocoPhillips, 4.600%, due 01/15/15		1,900,000	2,017,781
CSX Corp., 7.375%, due 02/01/19		2,100,000	2,399,074
DirecTV Holdings LLC, 7.625%, due 05/15/16		600,000	655,500
Dominion Resources, Inc., 5.200%, due 08/15/19		380,000	385,925
Dow Chemical Co./The, 5.900%, due 02/15/15		1,500,000	1,611,864

Security description	Face amount	Value
Corporate bonds — (continued)
United States — (continued)
Energy Transfer Partners LP, 9.700%, due 03/15/19	$800,000	$988,082
Enterprise Products Operating LLC, 9.750%, due 01/31/14	800,000	954,782
Enterprise Products Operating LP, 5.600%, due 10/15/14	700,000	745,381
FirstEnergy Solutions Corp., 6.050%, due 08/15/21	450,000	453,963
Florida Power & Light Co., 5.650%, due 02/01/37	650,000	655,287
General Electric Capital Corp., 0.373%, due 12/20/13(2)	450,000	426,337
6.000%, due 08/07/19	2,700,000	2,802,657
General Electric Capital Corp., Series A, 3.750%, due 11/14/14	1,150,000	1,147,992
General Electric Capital Corp., Series A, 6.750%, due 03/15/32	2,700,000	2,752,825
Georgia Power Co., 5.950%, due 02/01/39	350,000	365,350
GlaxoSmithKline Capital, Inc., 6.375%, due 05/15/38	300,000	332,363
Goldman Sachs Group, Inc., 3.625%, due 08/01/12	1,500,000	1,545,457
6.150%, due 04/01/18	4,350,000	4,656,671
Hartford Life Institutional Funding, 5.375%, due 01/17/12	GBP 200,000	315,649
Hewlett-Packard Co., 6.125%, due 03/01/14	$400,000	446,955
HSBC Finance Corp., 0.552%, due 04/24/12(2)	350,000	337,569
0.604%, due 09/14/12(2)	1,100,000	1,058,430
0.634%, due 07/19/12(2)	250,000	241,078
International Business Machines Corp., 7.625%, due 10/15/18	650,000	793,744
JPMorgan Chase & Co., 5.150%, due 10/01/15	3,390,000	3,510,498
6.300%, due 04/23/19	3,350,000	3,685,258
Kinder Morgan Energy Partners LP, 9.000%, due 02/01/19	600,000	738,301
Kraft Foods, Inc., 5.625%, due 11/01/11	2,500,000	2,655,162
Kroger Co./The, 6.400%, due 08/15/17	700,000	764,697
Marathon Oil Corp., 7.500%, due 02/15/19	2,250,000	2,596,763
MetLife, Inc., 7.717%, due 02/15/19	500,000	587,567
Metropolitan Life Global Funding I, 5.125%, due 06/10/14(1)	650,000	687,893
Morgan Stanley, 5.950%, due 12/28/17	1,300,000	1,340,872
Morgan Stanley, 5.450%, due 01/09/17	3,100,000	3,133,220
New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	1,200,000	1,289,275
8.750%, due 03/01/31	2,150,000	2,778,464

86

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value
Bonds — (concluded)
Corporate bonds — (continued)
United States — (continued)
News America, Inc., 6.900%, due 03/01/19	$500,000	$563,382
Nisource Finance Corp., 10.750%, due 03/15/16	600,000	739,310
Ohio Power Co., Series H, 4.850%, due 01/15/14	1,000,000	1,044,800
Oncor Electric Delivery Co. LLC, 6.375%, due 01/15/15	2,100,000	2,290,760
ONEOK Partners LP, 8.625%, due 03/01/19	600,000	724,076
Pacific Gas & Electric Co., 6.050%, due 03/01/34	550,000	574,219
PacifiCorp, 6.000%, due 01/15/39	1,200,000	1,261,151
Philip Morris International, Inc., 5.650%, due 05/16/18	1,250,000	1,314,475
PPL Electric Utilities Corp., 6.250%, due 05/15/39	350,000	375,110
Principal Financial Group, Inc., 7.875%, due 05/15/14	500,000	551,847
8.875%, due 05/15/19	200,000	230,704
Prudential Financial, Inc., Series B, 4.500%, due 07/15/13	650,000	657,351
Reynolds American, Inc., 7.750%, due 06/01/18	1,000,000	1,087,280
SanPaolo IMI Capital, 8.126%, due 11/10/10(2),(3)	EUR 750,000	1,059,035
Schering-Plough Corp., 6.550%, due 09/15/37	$750,000	851,780
Simon Property Group LP, REIT, 6.125%, due 05/30/18	700,000	711,192
SLM Corp., 0.964%, due 11/15/11(2)	EUR650,000	796,695
Swiss Re Treasury US Corp., 6.000%, due 05/18/12	450,000	684,042
Time Warner Cable, Inc., 6.750%, due 06/15/39	$400,000	418,922
8.250%, due 04/01/19	2,000,000	2,382,188
Valero Energy Corp., 10.500%, due 03/15/39	2,000,000	2,569,548
Verizon Wireless Capital LLC, 7.625%, due 12/19/11	EUR 500,000	788,424
Virginia Electric and Power Co., 8.875%, due 11/15/38	$500,000	705,786
Wachovia Corp., 5.500%, due 05/01/13	1,900,000	2,018,433
Wal-Mart Stores, Inc., 4.875%, due 09/21/29	EUR300,000	423,083
Waste Management, Inc., 6.125%, due 11/30/39	$320,000	318,005
WEA Finance LLC, 5.750%, due 09/02/15(1)	950,000	1,001,718
Wells Fargo & Co., 4.375%, due 01/31/13	900,000	934,812
5.625%, due 12/11/17	1,300,000	1,352,203

Security description	Face amount	Value

Corporate bonds — (concluded)
United States — (concluded)
Wyeth, 5.500%, due 02/01/14	$1,300,000	$1,416,316

Total United States corporate bonds		117,056,866

Total corporate bonds (cost $236,215,104)		234,632,141

Non-US government obligations — 3.32%
Canada — 1.58%
Province of Ontario Canada, 4.200%, due 03/08/18	CAD4,200,000	4,074,946

Japan — 1.74%
Japan Government Bond, 1.500%, due 03/20/19	JPY405,000,000	4,471,763

Total non US-government obligations (cost $8,680,234)		8,546,709

Sovereign/supranational bond — 0.85%
European Investment Bank, 1.400%, due 06/20/17 (cost $2,274,958)	200,000,000	2,199,616

Total bonds (cost $247,170,296)		245,378,466

	Shares
Short-term investment — 0.52%
Investment company — 0.52%
UBS Cash Management Prime Relationship Fund, 0.120%(4),(5) (cost $1,350,767)	1,350,767	1,350,767

Total investments — 95.84% (cost $248,521,063)		246,729,233
Cash and other assets, less liabilities — 4.16%		10,698,728

Net assets — 100.00%		$257,427,961

87

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $248,521,063; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$1,196,434
Gross unrealized depreciation	(2,988,264)

Net unrealized depreciation of investments	$(1,791,830)

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $14,963,157 or 5.81% of net assets.

(2)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(3)	Perpetual bond security. The maturity date reflects the next call date.
(4)	Investment in affiliated investment company. See notes to financial statements for additional information.
(5)	The rate shown reflects the yield at December 31, 2009.
REIT	Real estate investment trust

Currency type abbreviations:

CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen

Forward foreign currency contracts

UBS Global Aggregate Bond Relationship Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Canadian Dollar	4,125,000	USD	3,939,565	03/03/10	$(4,596)
Euro	61,845,000	USD	92,583,419	03/03/10	3,931,086
Great Britain Pound	12,990,000	USD	21,689,563	03/03/10	714,220
Japanese Yen	599,200,000	USD	6,833,006	03/03/10	397,540
United States Dollar	2,729,674	EUR	1,810,000	03/03/10	(135,111)
United States Dollar	1,811,068	GBP	1,090,000	03/03/10	(51,012)

Net unrealized appreciation on forward foreign currency contracts					$4,852,127

Currency type abbreviations:

EUR	Euro
GBP	Great Britain Pound
USD	United States Dollar

Futures contracts

UBS Global Aggregate Bond Relationship Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation
US Treasury futures sell contracts:
5 Year US Treasury Notes, 71 contracts (USD)	March 2010	$(8,281,924)	$(8,121,180)	$160,744

Interest rate futures sell contracts:
Euro-Bund, 42 contracts (EUR)	March 2010	(7,413,083)	(7,296,741)	116,342

Net unrealized appreciation on futures contracts				$277,086

Currency type abbreviations:

EUR	Euro
USD	United States Dollar

88

UBS Global Aggregate Bond Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$234,632,141	$—	$234,632,141
Non-US government obligations	—	8,546,709	—	8,546,709
Sovereign/supranational bond	—	2,199,616	—	2,199,616
Short-term investment	—	1,350,767	—	1,350,767
Other financial instruments(1)	277,086	4,852,127	—	5,129,213

Total	$277,086	$251,581,360	$—	$251,858,446

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

See accompanying notes to financial statements.	89

UBS High Yield Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS High Yield Relationship Fund (the “Fund”) returned 39.17%. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 56.78% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

While the Fund posted a strong absolute return during the fiscal year, it lagged the benchmark. The Fund’s more conservative positioning during the first part of the reporting period was not rewarded as lower quality securities generated superior results. In addition, overall sector positioning and security selection were drags on the Fund’s relative performance.

Portfolio performance summary

What worked

•	Positioning in a number of sectors positively contributed to performance during the reporting period.

•

Our holdings in the financial sector enhanced the Fund’s results. We initially had an underweight exposure to the sector given the ongoing fallout from the subprime mortgage market and the credit crunch. However, as the market began to function better, the economy stabilized and risk aversion abated. We increased the Fund’s exposure to the sector. This was beneficial for results when the sector generated very strong performance during the fiscal year.

•

Increasing the Fund’s exposures to the gaming, broadcasting and technology sectors, among others, were rewarded as their spreads narrowed from their elevated levels during the period. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

•	Moving from an overweight to an underweight in telecommunications was a positive for results as this defensive sector lagged the benchmark during the fiscal year.

What didn’t work

•	Early in the reporting period, our conservative stance in the high yield market hurt the Fund’s relative performance.

•

Given our concerns regarding the economy and the potential for rising high yield defaults, the Fund was conservatively positioned during the first part of the fiscal year. This was a drag on relative performance, as high yield spreads started to narrow in the first quarter of 2009.

•

Our conservative positioning was expressed through our exposures in defensive industries and an underweight in distressed securities. Overall, this positioning detracted from relative performance as risk aversion was replaced by an increased appetite for riskier assets. During the 12-month reporting period, the distressed sector gained roughly 150%. In contrast, less risky B rated bonds gained 48.5% over the same period.

90

UBS High Yield Relationship Fund

•

Positioning in several sectors negatively impacted relative performance. The Fund initially had overweights in telecommunications, utilities, gaming and energy. While these sectors generated positive returns during the year, they underperformed lower-quality, more cyclical securities. We subsequently decreased the Fund’s exposures in these areas.

•

Overall, security selection was a negative for relative performance. Our emphasis on more defensive areas of the market in the early part of the review period, as well as a lack of exposure to the distressed sector, caused our overall security selection to detract from relative performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

91

UBS High Yield Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	5 years	10 years
UBS High Yield Relationship Fund	39.17%	4.30%	5.35%
Merrill Lynch US High Yield Cash Pay Constrained Index(1)	56.78	6.24	6.89

(1)

The Merrill Lynch US High Yield Cash Pay Constrained Index is an index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS High Yield Relationship Fund and the Merrill Lynch US High Yield Cash Pay Constrained Index over the 10 years ended December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

92

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Ford Motor Credit Co. LLC, 9.875%, due 08/10/11	1.7%
First Data Corp., 9.875%, due 09/24/15	1.6
Teck Resources Ltd., 10.250%, due 05/15/16	1.4
FireKeepers Development Authority, 13.875%, due 05/01/15	1.4
Tube City IMS Corp., 9.750%, due 02/01/15	1.1
SunGard Data Systems, Inc., 10.250%, due 08/15/15	1.0
Harrahs Operating Escrow LLC, 11.250%, due 06/01/17	1.0
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	1.0
Biomet, Inc., 11.625%, due 10/15/17	0.9
GMAC, Inc., 7.250%, due 03/02/11	0.9
Total	12.0%

93

UBS High Yield Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Bonds
Corporate bonds
Aerospace/defense	1.00%
Airlines	0.42
Apparel/textiles	0.50
Auto loans	1.85
Auto parts & equipment	0.88
Automakers	1.32
Banking	4.99
Beverage	0.46
Brokerage	0.64
Building & construction	1.65
Building materials	1.62
Chemicals	1.31
Consumer/commercial lease financing	2.78
Consumer-products	0.74
Diversified capital goods	1.53
Electric-generation	4.21
Electric-integrated	1.07
Electronics	1.44
Energy — exploration & production	4.72
Environmental	0.27
Food — wholesale	1.49
Food & drug retailers	2.01
Forestry/paper	2.19
Gaming	6.25
Gas distribution	4.10
Health services	5.78
Hotels	0.26
Investments & misc financial services	0.14
Leisure	0.25
Life/health insurance	0.24
Machinery	0.61
Media-broadcast	2.20
Media-services	1.56
Media-cable	1.92
Metals/mining excluding steel	3.25
Multi-line insurance	1.94
Non-food & drug retailers	3.77
Oil field equipment & services	1.66
Oil refining & marketing	0.05
Packaging	1.68
Pharmaceuticals	1.10
Printing & publishing	1.99
Property & casualty insurance	0.82
Real estate investment trust (REIT)	0.56
Real estate management & development	0.66
Restaurants	0.14
Software/services	3.21
Steel producers/products	2.20
Support-services	2.84
Technology	0.20
Telecom — fixed line	0.31
Telecom — integrated/services	3.63
Telecom — wireless	3.47
Theaters & entertainment	0.30
Transportation excluding air/rail	0.88

Total corporate bonds	97.06

Asset-backed securities	0.41%
Commercial mortgage-backed security	0.04

Total bonds	97.51
Preferred stock
Media-broadcast	0.00	(1)
Common stocks
Media-broadcast	0.01
Printing & publishing	0.00

Total common stocks	0.01
Warrants	0.00	(1)
Short-term investment	0.48

Total investments	98.00
Cash and other assets, less liabilities	2.00

Net assets	100.00%

(1)	Amount represents less than 0.005%.

94

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — 97.51%
Corporate bonds — 97.06%
Bermuda — 1.48%
Intelsat Bermuda Ltd., 11.250%, due 02/04/17(1),(2)	$1,150,000	$1,152,875
Intelsat Jackson Holdings Ltd., 11.250%, due 06/15/16	3,020,000	3,269,150
Ship Finance International Ltd., 8.500%, due 12/15/13	710,000	670,063

Total Bermuda corporate bonds		5,092,088

Canada — 3.01%
Bombardier, Inc., 6.750%, due 05/01/12(1)	600,000	619,500
Cascades, Inc., 7.750%, due 12/15/17(1)	275,000	277,750
Nova Chemicals Corp., 8.625%, due 11/01/19(1)	625,000	635,938
Novelis, Inc., 7.250%, due 02/15/15	750,000	714,375
OPTI Canada, Inc., 8.250%, due 12/15/14	650,000	535,437
9.000%, due 12/15/12(1)	600,000	613,500
Reliance Intermediate Holdings LP, 9.500%, due 12/15/19(1)	700,000	728,875
Teck Resources Ltd., 10.250%, due 05/15/16	4,100,000	4,776,500
10.750%, due 05/15/19	1,225,000	1,463,875

Total Canada corporate bonds		10,365,750

Cayman Islands — 0.22%
XL Capital Ltd., Series E, 6.500%, due 12/31/49(3),(4)	990,000	747,450

France — 0.13%
Cie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	450,000	446,625

Germany — 0.09%
UPC Germany GmbH, 8.125%, due 12/01/17(1)	300,000	303,375

Ireland — 0.15%
Elan Corp. PLC, 8.750%, due 10/15/16(1)	550,000	525,250

Liberia — 0.25%
Royal Caribbean Cruises Ltd., 6.875%, due 12/01/13	400,000	393,000
7.500%, due 10/15/27	580,000	477,775

Total Liberia corporate bonds		870,775

Luxembourg — 0.61%
Expro Finance Luxembourg SCA, 8.500%, due 12/15/16(1)	770,000	764,225
Steel Capital SA, 9.750%, due 07/29/13(1)	450,000	453,375
Wind Acquisition Finance SA, 11.750%, due 07/15/17(1)	825,000	901,312

Total Luxembourg corporate bonds		2,118,912

Security description	Face amount	Value

Corporate bonds — (continued)
Netherlands — 0.39%
ING Groep NV, 5.775%, due 12/31/49(3),(4)	$970,000	$716,530
NXP BV, 7.875%, due 10/15/14	700,000	635,250

Total Netherlands corporate bonds		1,351,780

Russia — 0.22%
Evraz Group SA, 9.500%, due 04/24/18(1)	750,000	746,250

United Kingdom — 1.76%
Global Aviation Holdings Ltd., 14.000%, due 08/15/13(1)	675,000	670,781
Global Crossing UK Finance PLC, 10.750%, due 12/15/14	750,000	768,750
Hanson Ltd., 6.125%, due 08/15/16	675,000	644,625
HBOS Capital Funding LP, 6.071%, due 12/31/49(1),(3),(4)	715,000	464,750
Ineos Group Holdings PLC, 8.500%, due 02/15/16(1)	729,000	490,253
Royal Bank of Scotland Group PLC, Series U, 7.640%, due 09/29/17(3),(4)	3,605,000	1,946,700
Vedanta Resources PLC, 9.500%, due 07/18/18(1)	400,000	406,000
Virgin Media Finance PLC, Series 1, 9.500%, due 08/15/16	600,000	644,250

Total United Kingdom corporate bonds		6,036,109

United States — 88.75%
AAC Group Holding Corp., 10.250%, due 10/01/12(1),(2)	1,330,000	1,333,325
ACCO Brands Corp., 10.625%, due 03/15/15(1)	275,000	302,500
Advanced Micro Devices, Inc., 8.125%, due 12/15/17(1)	510,000	508,088
AES Corp., 7.750%, due 03/01/14	600,000	609,000
8.000%, due 06/01/20	610,000	620,675
Affinion Group, Inc., 10.125%, due 10/15/13	1,260,000	1,294,650
AK Steel Corp., 7.750%, due 06/15/12	1,275,000	1,287,750
Allison Transmission, Inc., 11.000%, due 11/01/15(1)	550,000	577,500
AMC Entertainment, Inc., 8.750%, due 06/01/19	1,020,000	1,040,400
American Axle & Manufacturing Holdings, Inc., 9.250%, due 01/15/17(1)	500,000	507,500
American General Finance Corp. Series H, 4.000%, due 03/15/11	885,000	800,138
4.875%, due 05/15/10	340,000	335,297
Series H, 5.375%, due 10/01/12	1,575,000	1,266,475
5.625%, due 08/17/11	675,000	588,790
5.850%, due 06/01/13	1,295,000	1,023,305
6.900%, due 12/15/17	2,885,000	2,003,211

95

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
American International Group, Inc., 6.250%, due 03/15/37	$2,565,000	$1,410,750
8.175%, due 05/15/58(3)	2,835,000	1,871,100
Ameristar Casinos, Inc., 9.250%, due 06/01/14(1)	875,000	907,813
Apria Healthcare Group, Inc., 11.250%, due 11/01/14(1)	2,205,000	2,419,988
12.375%, due 11/01/14(1)	500,000	550,000
Aquilex Holdings LLC, 11.125%, due 12/15/16(1)	260,000	259,350
ARAMARK Corp., 8.500%, due 02/01/15	2,620,000	2,698,600
Arch Coal, Inc., 8.750%, due 08/01/16(1)	640,000	676,800
ArvinMeritor, Inc., 8.125%, due 09/15/15	520,000	496,600
Ashland, Inc., 9.125%, due 06/01/17(1)	645,000	707,888
Atlas Pipeline Partners LP, 8.125%, due 12/15/15	1,180,000	1,044,300
8.750%, due 06/15/18	825,000	730,125
Axcan Intermediate Holdings, Inc., 9.250%, due 03/01/15	1,025,000	1,105,719
12.750%, due 03/01/16	1,945,000	2,173,538
BAC Capital Trust XI, 6.625%, due 05/23/36	635,000	567,417
Baker & Taylor, Inc., 11.500%, due 07/01/13(1)	425,000	228,969
Baldor Electric Co., 8.625%, due 02/15/17	460,000	470,350
BankAmerica Capital II, 8.000%, due 12/15/26	1,421,000	1,392,580
Beazer Homes USA, Inc., 6.875%, due 07/15/15	330,000	249,150
8.125%, due 06/15/16	500,000	377,500
8.375%, due 04/15/12	450,000	423,000
Belden, Inc., 9.250%, due 06/15/19(1)	230,000	242,937
Berry Plastics Escrow LLC, 8.250%, due 11/15/15(1)	550,000	552,750
8.875%, due 09/15/14(1)	400,000	389,000
Biomet, Inc., 10.375%, due 10/15/17(5)	1,765,000	1,915,025
11.625%, due 10/15/17	2,777,000	3,068,585
Bio-Rad Laboratories, Inc., 8.000%, due 09/15/16(1)	335,000	353,425
Blockbuster, Inc., 11.750%, due 10/01/14(1)	450,000	427,500
Boise Cascade LLC, 7.125%, due 10/15/14	250,000	225,312
Boise Paper Holdings LLC, 9.000%, due 11/01/17(1)	280,000	290,150
Bon-Ton Department Stores, Inc., 10.250%, due 03/15/14	375,000	345,937
Brunswick Corp., 11.250%, due 11/01/16(1)	275,000	309,375

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Building Materials Corp of America, 7.750%, due 08/01/14	$550,000	$544,500
Bumble Bee Foods LLC, 7.750%, due 12/15/15(1)	500,000	501,250
C10 Capital SPV Ltd., 6.722%, due 12/31/16(1),(3),(4)	950,000	669,598
Cablevision Systems Corp., 8.625%, due 09/15/17(1)	1,150,000	1,197,438
Calpine Construction Finance Co. LP, 8.000%, due 06/01/16(1)	835,000	860,050
Carriage Services, Inc., 7.875%, due 01/15/15	1,115,000	1,056,462
Case New Holland, Inc., 7.750%, due 09/01/13(1)	1,000,000	1,022,500
CB Richard Ellis Services, Inc., 11.625%, due 06/15/17	775,000	860,250
Cellu Tissue Holdings, Inc., 11.500%, due 06/01/14	1,675,000	1,859,250
Cemex Finance LLC, 9.500%, due 12/14/16(1)	275,000	288,063
Cengage Learning Acquisitions, Inc., 10.500%, due 01/15/15(1)	550,000	525,937
Chesapeake Energy Corp., 6.625%, due 01/15/16	2,250,000	2,227,500
7.250%, due 12/15/18	80,000	80,600
9.500%, due 02/15/15	1,660,000	1,821,850
Cincinnati Bell, Inc., 8.250%, due 10/15/17	800,000	812,000
CIT Group, Inc., 7.000%, due 05/01/17	2,005,000	1,739,338
10.250%, due 05/01/14	715,000	727,512
10.250%, due 05/01/16	860,000	864,300
Citigroup Capital XXI, 8.300%, due 12/21/57(3)	2,360,000	2,271,500
Clean Harbors, Inc., 7.625%, due 08/15/16	925,000	937,719
Clear Channel Communications, Inc., 7.250%, due 10/15/27	515,000	253,638
10.750%, due 08/01/16	750,000	588,750
Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17(1)	510,000	524,300
Clearwire Communications LLC, 12.000%, due 12/01/15(1)	1,680,000	1,705,200
CMP Susquehanna Corp., 16.612%, due 05/15/14(6),(7)	60,000	27,600
Coleman Cable, Inc., 9.875%, due 10/01/12	2,000,000	2,005,000
Community Health Systems, Inc., 8.875%, due 07/15/15	1,535,000	1,588,725
Comstock Resources, Inc., 8.375%, due 10/15/17	410,000	419,225
Constellation Brands, Inc., Series B, 8.125%, due 01/15/12	115,000	115,431
8.375%, due 12/15/14	1,385,000	1,475,025
Continental Resources, Inc., 8.250%, due 10/01/19(1)	500,000	525,000
CPM Holdings, Inc., 10.625%, due 09/01/14(1)	550,000	580,250

96

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Cricket Communications, Inc., 10.000%, due 07/15/15	$1,475,000	$1,495,281
CSC Holdings LLC, 7.625%, due 07/15/18	925,000	952,750
DAE Aviation Holdings, Inc., 11.250%, due 08/01/15(1)	1,260,000	1,064,700
Delta Air Lines, Inc., 12.250%, due 03/15/15(1)	1,430,000	1,430,000
Deluxe Corp., 5.000%, due 12/15/12	1,180,000	1,137,225
Denbury Resources, Inc., 9.750%, due 03/01/16	625,000	667,188
Developers Diversified Realty Corp., REIT, 5.375%, due 10/15/12	750,000	704,891
5.500%, due 05/01/15	715,000	629,861
DISH DBS Corp., 6.625%, due 10/01/14	165,000	166,444
7.125%, due 02/01/16	160,000	163,400
7.750%, due 05/31/15	2,730,000	2,859,675
Dollar General Corp., 11.875%, due 07/15/17(5)	1,335,000	1,541,925
Domtar Corp. , 7.875%, due 10/15/11	77,000	80,465
Drummond Co., Inc., 9.000%, due 10/15/14(1)	155,000	162,556
DuPont Fabros Technology LP, REIT, 8.500%, due 12/15/17(1)	575,000	584,344
Dycom Investments, Inc., 8.125%, due 10/15/15	600,000	552,000
Dynegy Holdings, Inc., 7.750%, due 06/01/19	3,250,000	2,819,375
E*Trade Financial Corp., 7.375%, due 09/15/13	850,000	791,562
12.500%, due 11/30/17(5)	1,227,000	1,394,179
Edgen Murray Corp., 12.250%, due 01/15/15(1)	500,000	491,250
Edison Mission Energy, 7.000%, due 05/15/17	2,400,000	1,896,000
7.625%, due 05/15/27	1,000,000	677,500
El Paso Corp., 7.750%, due 01/15/32	1,000,000	945,613
7.800%, due 08/01/31	1,950,000	1,835,794
8.250%, due 02/15/16	665,000	709,888
12.000%, due 12/12/13	510,000	597,975
Encore Acquisition Co., 9.500%, due 05/01/16	390,000	411,450
Energy Future Holdings Corp., 10.875%, due 11/01/17	2,700,000	2,207,250
Exopack Holding, Inc., 11.250%, due 02/01/14	1,655,000	1,681,894
Ferrell Gas Partners-LP, 6.750%, due 05/01/14	1,480,000	1,457,800
8.750%, due 06/15/12	2,695,000	2,728,688
9.125%, due 10/01/17(1)	1,200,000	1,269,000
FireKeepers Development Authority, 13.875%, due 05/01/15(1)	4,100,000	4,653,500

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
First Data Corp., 9.875%, due 09/24/15	$5,825,000	$5,424,313
Ford Motor Credit Co. LLC, 8.000%, due 12/15/16	500,000	500,664
8.700%, due 10/01/14	1,660,000	1,735,517
9.875%, due 08/10/11	5,600,000	5,863,323
12.000%, due 05/15/15	1,100,000	1,275,591
Forest Oil Corp., 8.500%, due 02/15/14(1)	560,000	585,200
Freedom Group, Inc., 10.250%, due 08/01/15(1)	1,080,000	1,146,150
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	1,505,000	1,647,975
Freescale Semiconductor, Inc., 10.125%, due 12/15/16	1,300,000	1,046,500
Frontier Communications Corp., 7.875%, due 01/15/27	1,050,000	966,000
9.000%, due 08/15/31	2,545,000	2,500,462
Gannett Co., Inc., 9.375%, due 11/15/17(1)	500,000	516,250
Genworth Financial, Inc., 6.150%, due 11/15/66(3)	300,000	212,250
Geo Group, Inc., 7.750%, due 10/15/17(1)	350,000	358,312
Geokinetics Holdings, Inc., 9.750%, due 12/15/14(1)	765,000	751,613
Georgia Gulf Corp., 9.000%, due 01/15/17(1)	125,000	126,250
Georgia-Pacific LLC, 8.250%, due 05/01/16(1)	980,000	1,038,800
8.875%, due 05/15/31	630,000	667,800
Glen Meadow Pass-Through Trust, 6.505%, due 02/12/67(1),(3)	1,140,000	837,900
GMAC, Inc., 6.750%, due 12/01/14(1)	1,090,000	1,035,500
7.250%, due 03/02/11(1)	3,059,000	3,028,410
8.000%, due 11/01/31(1)	765,000	688,500
7.250%, due 03/02/11	2,710,000	2,704,797
8.000%, due 11/01/31	1,235,000	1,111,158
Goodyear Tire & Rubber Co., 10.500%, due 05/15/16	1,360,000	1,502,800
Graham Packaging Co. LP, 9.875%, due 10/15/14	2,505,000	2,555,100
Graphic Packaging International, Inc., 9.500%, due 08/15/13	730,000	753,725
9.500%, due 06/15/17	50,000	53,000
Great Atlantic & Pacific Tea Co., 11.375%, due 08/01/15(1)	1,225,000	1,289,312
Gulfmark Offshore, Inc., 7.750%, due 07/15/14	1,725,000	1,716,375
GXS Worldwide, Inc., 9.750%, due 06/15/15(1)	700,000	687,750
Harland Clarke Holdings Corp., 6.000%, due 05/15/15(3)	1,275,000	1,042,313
9.500%, due 05/15/15	1,600,000	1,486,000
Harrah’s Operating Co., Inc., 10.000%, due 12/15/18(1)	2,350,000	1,885,875

97

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
Harrah’s Operating Escrow LLC, 11.250%, due 06/01/17(1)	$3,170,000	$3,316,612
Hartford Financial Services Group, Inc., 8.125%, due 06/15/38(3)	685,000	657,600
HCA, Inc., 9.125%, due 11/15/14	1,120,000	1,181,600
9.250%, due 11/15/16	1,955,000	2,099,181
9.625%, due 11/15/16(5)	2,148,014	2,325,225
Headwaters, Inc., 11.375%, due 11/01/14(1)	255,000	265,838
Helix Energy Solutions Group, Inc., 9.500%, due 01/15/16(1)	1,480,000	1,517,000
Hertz Corp., 10.500%, due 01/01/16	1,040,000	1,110,200
Hexion US Finance Corp., 9.750%, due 11/15/14	525,000	514,500
Host Hotels & Resorts LP, 9.000%, due 05/15/17(1)	825,000	892,031
Huntsman International LLC, 5.500%, due 06/30/16(1)	600,000	532,500
ILFC E-Capital Trust I, 5.900%, due 12/21/65(1),(3)	400,000	208,000
Inergy LP, 8.250%, due 03/01/16	1,545,000	1,568,175
8.750%, due 03/01/15	1,250,000	1,284,375
ING Capital Funding Trust III, 8.439%, due 12/31/10(3),(4)	785,000	675,100
Ingles Markets, Inc., 8.875%, due 05/15/17	1,715,000	1,783,600
Interface, Inc., Series B, 11.375%, due 11/01/13	420,000	469,350
Iron Mountain, Inc., 8.375%, due 08/15/21	1,350,000	1,393,875
iStar Financial, Inc., 6.000%, due 12/15/10	525,000	435,750
Jabil Circuit, Inc., 8.250%, due 03/15/18	500,000	535,000
Jacobs Entertainment, Inc., 9.750%, due 06/15/14	1,650,000	1,538,625
JC Penney Corp., Inc., 7.125%, due 11/15/23	600,000	594,750
K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16(1)	615,000	642,675
KB Home, 5.750%, due 02/01/14	155,000	145,700
5.875%, due 01/15/15	320,000	296,000
6.250%, due 06/15/15	920,000	857,900
Key Energy Services, Inc., 8.375%, due 12/01/14	1,450,000	1,453,625
Land O’Lakes Capital Trust I, 7.450%, due 03/15/28(1)	1,250,000	1,100,000
Landry’s Restaurants, Inc., 11.625%, due 12/01/15(1)	465,000	492,900
Lennar Corp., Series B, 5.125%, due 10/01/10	340,000	341,700
Levi Strauss & Co., 9.750%, due 01/15/15	1,210,000	1,270,500

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Liberty Mutual Group, Inc., 7.800%, due 03/15/37(1)	$800,000	$660,000
10.750%, due 06/15/58(1),(3)	1,325,000	1,404,500
Limited Brands, Inc., 7.600%, due 07/15/37	425,000	378,250
8.500%, due 06/15/19(1)	725,000	788,437
LIN Television Corp., 6.500%, due 05/15/13	1,850,000	1,785,250
Series B, 6.500%, due 05/15/13	350,000	332,500
Lincoln National Corp., 7.000%, due 05/17/66(3)	825,000	684,750
Linn Energy LLC, 11.750%, due 05/15/17(1)	630,000	707,175
Macy’s Retail Holdings, Inc., 5.900%, due 12/01/16	2,280,000	2,223,000
Massey Energy Co., 6.875%, due 12/15/13	750,000	749,062
McJunkin Red Man Corp., 9.500%, due 12/15/16(1)	1,500,000	1,466,250
Mediacom LLC, 9.125%, due 08/15/19(1)	275,000	280,500
Meritage Homes Corp., 6.250%, due 03/15/15	275,000	253,000
7.000%, due 05/01/14	160,000	152,800
MetLife Capital Trust X, 9.250%, due 04/08/38(1),(3)	390,000	440,700
MetroPCS Wireless, Inc., 9.250%, due 11/01/14	2,025,000	2,050,313
MGM Mirage, Inc., 7.625%, due 01/15/17	750,000	583,125
13.000%, due 11/15/13	376,000	431,460
11.125%, due 11/15/17(1)	1,560,000	1,727,700
Michaels Stores, Inc., 11.375%, due 11/01/16	750,000	789,375
Mirant Americas Generation LLC, 8.500%, due 10/01/21	2,075,000	1,971,250
9.125%, due 05/01/31	525,000	472,500
Mirant North America LLC, 7.375%, due 12/31/13	480,000	474,600
Mobile Mini, Inc., 9.750%, due 08/01/14	550,000	572,000
Momentive Performance Materials, Inc., 9.750%, due 12/01/14	270,000	259,875
10.125%, due 12/01/14(5)	75,661	71,121
12.500%, due 06/15/14(1)	300,000	330,000
Murray Energy Corp., 10.250%, due 10/15/15(1)	550,000	547,250
Nalco Co., 8.875%, due 11/15/13	800,000	824,000
Navios Maritime Holdings, Inc., 8.875%, due 11/01/17(1)	645,000	669,994
Navistar International Corp., 8.250%, due 11/01/21	550,000	563,750
NB Capital Trust II, 7.830%, due 12/15/26	1,450,000	1,348,500
Neiman Marcus Group, Inc., 9.000%, due 10/15/15(5)	348,011	340,181

98

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (continued)
Corporate bonds — (continued)
United States — (continued)
10.375%, due 10/15/15	$375,000	$367,500
NewPage Corp., 11.375%, due 12/31/14(1)	935,000	944,350
Nexstar Broadcasting, Inc., 7.000%, due 01/15/14(1),(5)	185	139
Nextel Communications, Inc., Series E, 6.875%, due 10/31/13	750,000	727,500
Series D, 7.375%, due 08/01/15	1,680,000	1,633,800
Nielsen Finance LLC, 0.000%, due 08/01/16(2)	1,720,000	1,569,500
11.625%, due 02/01/14	450,000	505,688
North American Energy Alliance LLC , 10.875%, due 06/01/16(1)	815,000	865,937
NRG Energy, Inc., 7.375%, due 02/01/16	1,685,000	1,687,106
8.500%, due 06/15/19	235,000	240,875
Owens-Brockway Glass Container, Inc., 7.375%, due 05/15/16	275,000	283,937
Peninsula Gaming LLC, 8.375%, due 08/15/15(1)	350,000	349,125
10.750%, due 08/15/17(1)	400,000	402,000
PetroHawk Energy Corp., 7.875%, due 06/01/15	900,000	909,000
10.500%, due 08/01/14	1,470,000	1,605,975
Pinnacle Entertainment, Inc., 8.625%, due 08/01/17(1)	300,000	306,000
Pinnacle Foods Finance LLC, 10.625%, due 04/01/17	985,000	1,024,400
Plains Exploration & Production Co., 7.625%, due 06/01/18	528,000	539,880
10.000%, due 03/01/16	1,520,000	1,664,400
PLY Gem Industries, Inc., 11.750%, due 06/15/13	1,400,000	1,400,000
Pokagon Gaming Authority, 10.375%, due 06/15/14(1)	1,606,000	1,670,240
Prospect Medical Holdings, Inc., 12.750%, due 07/15/14	350,000	367,500
Quicksilver Resources, Inc., 9.125%, due 08/15/19	750,000	783,750
11.750%, due 01/01/16	525,000	595,875
Quiksilver, Inc., 6.875%, due 04/15/15	540,000	442,800
Qwest Capital Funding, Inc., 7.750%, due 02/15/31	750,000	637,500
Qwest Corp., 8.375%, due 05/01/16	1,000,000	1,072,500
RBS Global, Inc., 9.500%, due 08/01/14	490,000	491,225
Realogy Corp., 10.500%, due 04/15/14	1,210,000	1,046,650
12.375%, due 04/15/15	495,000	384,863
Residential Capital LLC, 9.625%, due 05/15/15	555,000	471,750
Reynolds Group Issuer, Inc., 7.750%, due 10/15/16(1)	325,000	332,313

Security description	Face amount	Value

Corporate bonds — (continued)
United States — (continued)
Rite Aid Corp., 9.500%, due 06/15/17	$1,500,000	$1,305,000
10.375%, due 07/15/16	1,075,000	1,139,500
River Rock Entertainment Authority, 9.750%, due 11/01/11	130,000	122,525
RRI Energy, Inc., 6.750%, due 12/15/14	1,402,000	1,430,040
Ryerson, Inc., 12.000%, due 11/01/15	655,000	684,475
Salem Communications Corp., 9.625%, due 12/15/16(1)	520,000	544,700
Sally Holdings LLC, 10.500%, due 11/15/16	495,000	532,125
SandRidge Energy, Inc., 8.750%, due 01/15/20(1)	750,000	750,000
9.875%, due 05/15/16(1)	725,000	763,063
Sanmina-SCI Corp., 8.125%, due 03/01/16	1,905,000	1,900,237
Scientific Games International, Inc., 9.250%, due 06/15/19(1)	610,000	640,500
Sealy Mattress Co., 10.875%, due 04/15/16(1)	540,000	600,750
Sheridan Group, Inc., 10.250%, due 08/15/11	2,225,000	2,077,594
Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15(1)	1,460,000	1,109,600
Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	1,475,000	1,441,812
Sinclair Television Group, Inc., 9.250%, due 11/01/17(1)	285,000	296,400
Smithfield Foods, Inc., 7.000%, due 08/01/11	760,000	758,100
10.000%, due 07/15/14(1)	400,000	434,000
Spirit Aerosystems, Inc., 7.500%, due 10/01/17(1)	550,000	541,750
Sprint Capital Corp., 8.750%, due 03/15/32	1,485,000	1,399,612
Sprint Nextel Corp., 8.375%, due 08/15/17	1,150,000	1,173,000
SPX Corp., 7.625%, due 12/15/14	950,000	978,500
Standard Pacific Corp., 9.250%, due 04/15/12	545,000	525,925
Standard Pacific Escrow LLC, 10.750%, due 09/15/16(1)	450,000	459,000
SunGard Data Systems, Inc., 10.250%, due 08/15/15	3,190,000	3,397,350
10.625%, due 05/15/15	397,000	437,196
SUPERVALU, Inc., 8.000%, due 05/01/16	1,390,000	1,410,850
Susser Holdings LLC, 10.625%, due 12/15/13	730,000	761,025
Swift Energy Co., 8.875%, due 01/15/20	525,000	538,125
Tenneco, Inc., Series B, 10.250%, due 07/15/13	345,000	356,644

99

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — (concluded)
Corporate bonds — (continued)
United States — (continued)
Terremark Worldwide, Inc., 12.000%, due 06/15/17(1)	$380,000	$419,900
Tesoro Corp., 9.750%, due 06/01/19	180,000	186,300
Texas Competitive Electric Holdings Co. LLC, Series A, 10.250%, due 11/01/15	1,600,000	1,296,000
Texas Industries, Inc., 7.250%, due 07/15/13	620,000	609,150
Toll Brothers Finance Corp., 8.910%, due 10/15/17	470,000	533,616
Toys R Us Property Co. LLC, 8.500%, due 12/01/17(1)	650,000	661,375
TransDigm, Inc., 7.750%, due 07/15/14(1)	305,000	309,575
Trimas Corp., 9.750%, due 12/15/17(1)	100,000	98,125
Triumph Group, Inc., 8.000%, due 11/15/17(1)	225,000	226,969
Tropicana Entertainment LLC, 9.625%, due 12/15/14(8)	1,250,000	6,250
TRW Automotive, Inc., 7.000%, due 03/15/14(1)	610,000	597,800
Tube City IMS Corp., 9.750%, due 02/01/15	4,050,000	3,913,312
Tunica-Biloxi Gaming Authority, 9.000%, due 11/15/15(1)	1,450,000	1,306,813
Tyson Foods, Inc., 10.500%, due 03/01/14	490,000	559,825
Umbrella Acquisition, Inc., 9.750%, due 03/15/15(1),(5)	1,999,750	1,752,281
Unisys Corp., 12.750%, due 10/15/14(1)	1,175,000	1,357,125
United Rentals North America, Inc., 7.750%, due 11/15/13	1,685,000	1,583,900
Universal Hospital Services, Inc., 8.500%, due 06/01/15(5)	125,000	123,125
US Concrete, Inc., 8.375%, due 04/01/14	1,090,000	655,362
US Oncology, Inc., 9.125%, due 08/15/17	550,000	577,500
Vanguard Health Holding Co. II LLC, 9.000%, due 10/01/14	2,145,000	2,222,756
Verso Paper Holdings LLC, Series B, 9.125%, due 08/01/14	1,450,000	1,384,750
Vertis, Inc., 13.500%, due 04/01/14(5)	268,476	88,933
Viasystems, Inc., 12.000%, due 01/15/15(1)	320,000	342,800
Viskase Cos., Inc., 9.875%, due 01/15/18(1)	700,000	705,250
West Corp., 9.500%, due 10/15/14	600,000	609,000
11.000%, due 10/15/16	700,000	731,500

Security description	Face amount	Value

Corporate bonds — (concluded)
United States — (concluded)
Wind Acquisition Finance SA, 12.000%, due 12/01/15(1)	$850,000	$909,500
Windstream Corp., 8.625%, due 08/01/16	1,765,000	1,795,887
WMG Acquisition Corp., 9.500%, due 06/15/16(1)	1,595,000	1,708,644
Yankee Acquisition Corp., Series B, 8.500%, due 02/15/15	1,145,000	1,136,412
9.750%, due 02/15/17	980,000	965,300
Yonkers Racing Corp., 11.375%, due 07/15/16(1)	500,000	525,000
Zions Bancorp., 5.500%, due 11/16/15	850,000	600,938

Total United States corporate bonds		305,326,310

Total corporate bonds (cost $302,133,546)		333,930,674

Asset-backed securities — 0.41%
United States — 0.41%
Ameriquest Mortgage Securities, Inc., Series 2005-R6, Class A2, 0.431%, due 08/25/35(3)	536,722	473,339
Citibank Credit Card Issuance Trust, Series 2006-C4, Class C4, 0.455%, due 01/09/12(3)	400,000	399,901
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A1, 0.281%, due 03/25/37(3)	201,662	200,600
Series 2006-20, Class 2A1, 0.281%, due 04/25/47(3)	150,649	146,106
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A1B, 0.331%, due 08/25/46(3)	195,076	191,780

Total asset-backed securities (cost $1,320,939)		1,411,726

Commercial mortgage-backed security — 0.04%
United States — 0.04%
GS Mortgage Securities Corp. II, Series 2007-GG10, Class C, 5.805%, due 08/10/45(3) (cost $157,500)	875,000	140,818

Total bonds (cost $303,611,985)		335,483,218

100

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

Security description	Shares	Value

Common stocks — 0.01%
United States — 0.01%
Media-broadcast — 0.01%
Pegasus Communications Corp., Class A*	1	$189
Xanadoo Co., Class A*	23	16,100
Printing & publishing — 0.00%
Vertis Holdings, Inc.*(6),(7)	12,614	0

Total common stocks (cost $86,272)		16,289

Preferred stock — 0.00%(9)
United States — 0.00%(9)
Media-broadcast — 0.00%(9)
CMP Susquehanna Radio Holdings Corp., Series A, 0.000%(1),(3),(4),(6),(7),(10) (cost $162)	13,993	140

Security description	Number of warrants	Value

Warrants — 0.00%(9)
United States — 0.00%(9)
CNB Capital Trust I, strike @ USD 0.01, expires 03/26/19*(6),(7)	15,990	$160
Pliant Corp., strike @ USD 0.01, expires 06/01/10*(6),(7)	5	0

Total warrants (cost $162)		160

	Shares
Short-term investment — 0.48%
Investment company — 0.48%
UBS Cash Management Prime Relationship Fund, 0.120%(11),(12) (cost $1,656,649)	1,656,649	1,656,649

Total investments — 98.00% (cost $305,355,230)		337,156,456
Cash and other assets, less liabilities — 2.00%		6,889,700

Net assets — 100.00%		$344,046,156

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $306,196,950; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$34,677,040
Gross unrealized depreciation	(3,717,534)

Net unrealized appreciation of investments	$30,959,506

*	Non-income producing security.
(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $93,250,851 or 27.10% of net assets.

(2)	Step bond — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2009. Maturity date disclosed is the ultimate maturity date.
(3)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	PIK — Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(6)	Security is illiquid. At December 31, 2009, the value of these securities amounted to $27,900 or 0.01% of net assets.
(7)	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2009, the value of these securities amounted to $27,900 or 0.01% of net assets.
(8)	Security is in default.
(9)	Amount represents less than 0.005%.
(10)	This security, which represent 0.00% of net assets as of December 31, 2009, is considered restricted. (See restricted security table below for more information.)

Restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net assets	12/31/09 Market value	12/31/09 Market value as a percentage of net assets
CMP Susquehanna Radio Holdings Corp., Series A, 0.000%	03/30/09	$162	0.00%(a)	$140	0.00	%(a)

(a)	Amount represents less than 0.005%.

(11)	Investment in affiliated investment company. See notes to financial statements for additional information.

101

UBS High Yield Relationship Fund—Portfolio of investments December 31, 2009

(12)	The rate shown reflects the yield at December 31, 2009.
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs

Currency type abbreviation:

USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$16,289	$—	$0	$16,289
Corporate bonds	—	333,903,074	27,600	333,930,674
Asset-backed securities	—	1,411,726	—	1,411,726
Commercial mortgage-backed security	—	140,818	—	140,818
Warrants	—	—	160	160
Preferred stock	—	—	140	140
Short-term investment	—	1,656,649	—	1,656,649

Total	$16,289	$337,112,267	$27,900	$337,156,456

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Warrants	Common stocks	Preferred stocks	Total
Assets
Beginning balance	$15,500	$—	$0	$—	$15,500
Total gains or losses (realized/unrealized) included in earnings(a)	—	—	—	—	—
Purchases, sales, issuances, and settlements (net)	—	—	—	—	—
Transfers in and/or out of Level 3	12,100	160	—	140	12,400

Ending balance	$27,600	$160	$0	$140	$27,900

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	($405,793)	($2)	$0	($22)	($405,817)

(a)	Does not include unrealized loss of $405,817 related to transferred assets, presented at their end of period values.

102	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

For the 12 months ended December 31, 2009, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 60.82%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 28.18%, and the Emerging Markets Debt Benchmark Index* (the “Index”) returned 26.90%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the fiscal year, the Fund generated a strong absolute return.

Portfolio performance summary

What worked

•

The Fund’s exposure to debt issued by Argentina was one of the largest contributors to performance. Our substantial position in Argentina significantly enhanced the Fund’s results during the 12-month reporting period. A key factor triggering its strong performance was changing perceptions regarding re-nationalization of the country’s private pension funds. While investors were initially concerned about this development, they subsequently viewed it as a positive, believing that it would serve to stabilize Argentina’s financial situation and help the country meet its debt obligations, at least in the shorter term. In addition, the reform-friendly outcome of mid-term elections supported Argentine debt during the summer. Sentiment regarding the country further improved late in the period, as there were indications that Argentina’s Central Bank reserves may be used to buy back some of its outstanding debt. This was broadly viewed as an easing in fiscal conditions.

•

Certain local currency-denominated debt exposures were positive for the Fund’s performance. We continued to seek opportunities in local currency-denominated debt, as our analysis showed that fundamentals were improving and interest rates were relatively high.

•

Our exposure to Brazil local currency-denominated debt was rewarded during the reporting period. Our longer-dated securities rallied as their spreads narrowed in April and May 2009 due, in part, to lower inflation and central bank interest rate cuts. As some investments in local markets are inflation-protected, they continued to contribute positively, despite increasing inflation fears.

•

During the second half of the reporting period, our meaningful exposure to Indonesia—mainly in US dollar-dominated debt—was beneficial for performance. Due to expected fundamental improvements, spreads significantly tightened during the last six months of the year, and supported overall performance. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries.)

*	For a description of the Index, please see page 105.

103

UBS Opportunistic Emerging Markets Debt Relationship Fund

What didn’t work

•

Having a short duration was a modest detractor from results. Interest rates declined during the review period, and especially during the first half of the period. Although US yields started to rise toward the end of the reporting period, the Fund’s short duration was, overall, a negative contributor to performance. (A portfolio’s duration can be used to infer how the value of a portfolio would change in response to changes in interest rates.)

•

Our currency positioning was a modest drag on performance. In April, July and September 2009, we increased the Fund’s currency exposure. However, we did not fully participate in the US dollar’s depreciation, especially during the summer months.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

104

UBS Opportunistic Emerging Markets Debt Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	Inception(1)
UBS Opportunistic Emerging Markets Debt Relationship Fund	60.82%	9.58%
J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)(2)	28.18	8.57
Emerging Markets Debt Benchmark Index(3)	26.90	9.99

(1)	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.

(2)

The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

(3)

The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: From inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); From 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); From 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); From 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); From 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); From 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $1,000,000 investment in the UBS Opportunistic Emerging Markets Debt Relationship Fund and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and the Emerging Markets Debt Benchmark Index from May 31, 2006, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

105

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings (unaudited)

As of December 31, 2009

Percentage of net assets
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45	12.6%
Majapahit Holding BV, 7.875%, due 06/29/37	6.9
Majapahit Holding BV, 7.750%, due 10/17/16	6.0
Government of Turkey, 12.000%, due 08/14/13	5.4
Qtel International Finance Ltd., 7.875%, due 06/10/19	5.4
Johor Corp., 1.000%, due 07/31/12	5.4
State of Qatar, 6.400%, due 01/20/40	5.4
Republic of Turkey, 10.000%, due 02/15/12	5.2
Republic of Argentina, 7.000%, due 03/28/11	5.0
Notas do Tesouro Nacional, Series F, 10.000%, due 01/01/13	5.0
Total	62.3%

Country exposure, top five (unaudited)

As of December 31, 2009

Percentage of net assets
Brazil	17.6%
Indonesia	12.8
Turkey	10.7
Venezuela	10.6
Argentina	6.6
Total	58.3%

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Bonds
Corporate bonds
Chemicals	0.84%
Diversified financial services	3.93
Electric utilities	12.84
Metals & mining	0.43
Real estate management & development	5.38
Telecommunications	5.40

Total corporate bonds	28.82
Non US-government obligations	56.37
Credit-linked note	2.80

Total bonds	87.99
Short-term investment	9.17

Total investments	97.16
Cash and other assets, less liabilities	2.84

Net assets	100.00%

106

UBS Opportunistic Emerging Markets Debt Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — 87.99%
Corporate bonds — 28.82%
Bermuda — 5.41%
Qtel International Finance Ltd., 7.875%, due 06/10/19(1)	$1,700,000	$1,921,000

Cayman Islands — 4.76%
ADCB Finance Cayman Ltd., 4.750%, due 10/08/14(2)	1,500,000	1,395,000
Lumena Resources Corp., 12.000%, due 10/27/14(2)	350,000	297,500

Total Cayman Islands corporate bonds		1,692,500

Indonesia — 12.84%
Majapahit Holding BV, 7.750%, due 10/17/16(1)	2,000,000	2,125,000
7.875%, due 06/29/37(1)	2,500,000	2,437,500

Total Indonesia corporate bonds		4,562,500

Malaysia — 5.38%
Johor Corp., 1.000%, due 07/31/12(3)	MYR5,600,000	1,913,551

Singapore — 0.43%
Prime Dig Pte Ltd., 11.750%, due 11/03/14(2)	$150,000	151,500

Total corporate bonds (cost $9,360,687)		10,241,051

Non US-government obligations — 56.37%
Argentina — 6.61%
Argentina Prestamos Garantizadad, 4.000%, due 04/15/10(4),(5)	ARS1,800,000	140,011
Republic of Argentina, 7.000%, due 03/28/11	$1,800,000	1,785,600
11.000%, due 12/04/05(5),(6)	940,000	423,000

		2,348,611

Brazil — 17.56%
Notas do Tesouro Nacional, Series B, 6.000%, due 05/15/45	BRL4,450,000	4,481,260
Series F, 10.000%, due 01/01/13	3,100,000	1,761,671

		6,242,931

Hungary — 1.01%
Hungary Government Bond, 6.500%, due 06/24/19	HUF 75,000,000	358,330

Poland — 4.58%
Poland Government Bond, 5.750%, due 04/25/14	PLN4,650,000	1,626,007

Qatar — 5.36%
State of Qatar, 6.400%, due 01/20/40(2)	$1,900,000	1,904,750

Security description	Face amount	Value

Non US-government obligations — (concluded)
Turkey — 10.67%
Government of Turkey, 12.000%, due 08/14/13	TRY 2,331,000	$1,932,350
Republic of Turkey, 10.000%, due 02/15/12	2,496,292	1,860,346

		3,792,696

Venezuela — 10.58%
Republic of Venezuela, 5.375%, due 08/07/10(1)	$400,000	391,520
5.750%, due 02/26/16(1)	1,800,000	1,170,000
7.650%, due 04/21/25	200,000	119,000
7.750%, due 10/13/19(1)	800,000	524,000
8.250%, due 10/13/24(1)	2,500,000	1,556,250

		3,760,770

Total non US-government obligations (cost $19,073,833)		20,034,095

Credit-linked note — 2.80%
China — 2.80%
Hong Kong & Shanghai Bank, 9.454%, due 08/20/10(7) (cost $990,479)	1,050,000	996,461

Total bonds (cost $29,424,999)		31,271,607

	Shares
Short-term investment — 9.17%
Investment company — 9.17%
UBS Cash Management Prime Relationship Fund, 0.120%(8),(9) (cost $3,260,751)	3,260,751	3,260,751

Total investments — 97.16% (cost $32,685,750)		34,532,358
Cash and other assets, less liabilities — 2.84%		1,010,214

Net assets — 100.00%		$35,542,572

107

UBS Opportunistic Emerging Markets Debt Relationship Fund—Portfolio of investments December 31, 2009

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $32,558,595; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,923,857
Gross unrealized depreciation	(950,094)

Net unrealized appreciation of investments	$1,973,763

(1)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2009, the value of these securities amounted to $10,125,270 or 28.49% of net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $3,748,750 or 10.55% of net assets.

(3)	Security is illiquid. At December 31, 2009, the value of this security amounted to $1,913,551 or 5.38% of net assets.
(4)	Floating rate security — The interest rates shown are the current rates as of December 31, 2009.
(5)	Security is in default.
(6)	Security purchased after stated maturity date as defaulted debt. Bond is being traded based on a potential future claim.
(7)	Rate shown reflects annualized yield at December 31, 2009 on a zero coupon bond.
(8)	Investment in affiliated investment company. See notes to financial statements for additional information.
(9)	The rate shown reflects the yield at December 31, 2009.

Currency type abbreviations:

ARS	Argentine Peso
BRL	Brazilian Real
HUF	Hungarian Forint
MYR	Malaysian Ringgit
PLN	Polish Zloty
TRY	Turkish Lira

Forward foreign currency contracts

UBS Opportunistic Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of December 31, 2009:

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation/ (depreciation)
Brazilian Real	10,076,450	USD	5,733,338	03/04/10	$12,536
Brazilian Real	440,000	USD	244,853	03/04/10	(4,953)
Euro	252,628	HUF	68,500,000	03/04/10	(1,289)
Euro	2,690,000	USD	4,000,568	03/01/10	144,543
Hungarian Forint	215,000,000	EUR	792,919	03/04/10	4,045
Hungarian Forint	305,000,000	USD	1,687,320	03/04/10	80,651
Malaysian Ringgit	6,690,000	USD	1,974,115	03/04/10	24,894
Polish Zloty	4,850,000	USD	1,762,675	03/04/10	75,247
Russian Ruble	7,300,000	USD	236,552	03/04/10	(2,061)
South African Rand	2,660,000	USD	348,692	03/04/10	(7,824)
Turkish Lira	4,660,000	USD	3,077,195	03/04/10	(15,388)
United States Dollar	2,298,066	BRL	4,040,000	03/04/10	(4,397)
United States Dollar	3,910,380	EUR	2,610,000	03/01/10	(169,032)
United States Dollar	2,086,253	HUF	387,000,000	03/04/10	(47,627)
United States Dollar	2,423,962	MXN	31,600,000	03/04/10	(24,662)
United States Dollar	2,805,337	RUB	82,000,000	03/04/10	(125,027)
United States Dollar	1,672,174	TRY	2,530,000	03/04/10	6,845
United States Dollar	2,798,630	ZAR	21,250,000	03/04/10	49,483

Net unrealized depreciation on forward foreign currency contracts					$(4,016)

108

UBS Opportunistic Emerging Markets Debt Relationship Fund—Portfolio of investments December 31, 2009

Currency type abbreviations:

BRL	Brazilian Real
CZK	Czech Koruna
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Swap Agreements:

UBS Opportunistic Emerging Markets Debt Relationship Fund had an outstanding interest rate swap agreement with the following terms as of December 31, 2009.

Counterparty	Notional amount		Termination date	Payment made by the Fund		Payment received by the Fund		Upfront payment (made)/ received	Value	Unrealized depreciation
Citigroup Global Markets Ltd.	MYR	12,000,000	11/23/14	2.1700	%(1)	3.7050	%(2)	$—	$(13,965)	$(13,965)

(1)	Rate based on 3 month Malaysia Interbank Lending Rate.
(2)	Payment received is based on the notional amount.

Currency type abbreviation:

MYR	Malaysian Ringgit

UBS Opportunistic Emerging Markets Debt Relationship Fund had an outstanding credit default swap agreement with the following terms as of December 31, 2009.

Credit default swap on corporate and sovereign issues — sell protection(1)

Counterparty	Notional amount		Termination date	Payments made by the Fund		Payments received by the Fund		Upfront payments (made)/ received	Value	Unrealized appreciation	Credit spread(2)
Credit Suisse International	USD	2,000,000	02/20/10	—	%(3)	41.5000	%(4)	$—	$401,153	$401,153	8.750%

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.

(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Republic of Argentina 8.280% bond, due 12/31/33.
(4)	Payment received is based on the notional amount.

Currency type abbreviation:

USD	United States Dollar

109

UBS Opportunistic Emerging Markets Debt Relationship Fund—Portfolio of investments December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$8,327,500	$1,913,551	$10,241,051
Non US-government obligations	—	20,034,095	—	20,034,095
Credit-linked note	—	996,461	—	996,461
Short-term investment	—	3,260,751	—	3,260,751
Other financial instruments(1)	—	383,172	—	383,172

Total	$—	$33,001,979	$1,913,551	$34,915,530

(1)	Other financial instruments may include open futures contracts, swap agreements, options and forward foreign currency contracts.

Level 3 Rollforward Disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

	Corporate bonds	Non US-government obligations	Total
Assets
Beginning balance	$2,975,873	$3,556,875	$6,532,748
Total gains or losses (realized/unrealized) included in earnings	2,750,930	(727,274)	2,023,656
Purchases, sales, issuances, and settlements (net)	(2,801,252)	(1,254,601)	(4,055,853)
Transfers in and/or out of Level 3	(1,012,000)	(1,575,000)	(2,587,000)

Ending balance	$1,913,551	$—	$1,913,551

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/09	$2,725,073	$—	$2,725,073

110	See accompanying notes to financial statements.

UBS Cash Management Prime Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.57%, compared to the 0.09% return of the Citigroup US Treasury Bills 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•

We adjusted the Fund’s maturity stance during the reporting period. Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by initially investing a significant portion of its new investments in shorter-dated money market securities maturing within one to three months. As the reporting period progressed and the credit markets stabilized, we increased the Fund’s weighted average maturity significantly, bringing it to 29 days at the end of the reporting period.

•

The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the security level, we maintained a greater than usual level of diversification over the reporting period by investing in smaller positions. While the Fund is generally able to hold up to 5.00% in any one issuer (subject to certain exceptions), we typically purchased no more than 1.00% to 2.00% in any one nongovernment issuer, as part of our efforts to reduce risk and keep the Fund highly liquid.

•

We increased the Fund’s exposure to repurchase agreements and asset-backed commercial paper (ABCP) during the fiscal year. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) In contrast, we decreased the Fund’s exposure to US Treasury and agency obligations, certificates of deposit and short-term corporate obligations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

111

UBS Cash Management Prime Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Short-term investments — 99.99%
Certificates of deposit — 11.67%
Banco Bilbao Vizcaya Argentaria, 0.210%, due 02/25/10	$5,000,000	$5,000,000
Bank of Montreal, 0.100%, due 02/01/10	17,000,000	17,000,000
Bank of Nova Scotia, 1.100%, due 05/11/10	2,000,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.200%, due 01/19/10	7,000,000	7,000,000
BNP Paribas, 0.370%, due 03/03/10	3,250,000	3,250,000
Fortis Bank SA, 0.230%, due 01/11/10	2,000,000	2,000,000
National Bank of Canada, 0.190%, due 02/24/10	7,000,000	7,000,000
Natixis, 0.270%, due 01/11/10	6,000,000	6,000,000
0.300%, due 03/05/10	7,000,000	6,999,939
Royal Bank of Scotland PLC, 0.270%, due 01/19/10	5,000,000	5,000,000
UniCredit SpA, 0.250%, due 01/04/10	9,000,000	9,000,000
0.250%, due 01/12/10	3,500,000	3,500,000
Westpac Banking Corp., 0.160%, due 04/15/10	1,500,000	1,500,000
0.190%, due 05/28/10	1,250,000	1,250,000
0.200%, due 04/15/10	1,000,000	1,000,000
0.200%, due 06/02/10	2,000,000	2,000,000

Total certificates of deposit (cost $79,499,939)		79,499,939

Commercial paper — 43.44%
Amsterdam Funding Corp., 0.170%, due 01/14/10(1),(2)	8,000,000	7,999,509
Atlantic Asset Securitization LLC, 0.200%, due 02/25/10(1),(2)	8,000,000	7,997,556
Banco Bilbao Vizcaya Argentaria SA, 0.230%, due 03/03/10(1),(2)	5,000,000	4,998,051
Barclays US Funding Corp., 0.210%, due 02/09/10(2)	5,000,000	4,998,863
0.230%, due 01/29/10(2)	4,000,000	3,999,284
BNP Paribas Finance, Inc., 0.240%, due 02/03/10(2)	2,000,000	1,999,560
Bryant Park Funding LLC, 0.170%, due 01/04/10(1),(2)	10,000,000	9,999,858
Calyon North America, Inc., 0.150%, due 01/28/10(2)	15,000,000	14,998,313
CBA Delaware Finance, Inc., 0.100%, due 01/06/10(2)	5,000,000	4,999,931
0.100%, due 01/07/10(2)	3,400,000	3,399,943
Chariot Funding LLC, 0.160%, due 01/08/10(1),(2)	10,000,000	9,999,689
Clipper Receivables Co. LLC, 0.300%, due 01/07/10(1),(2)	16,000,000	15,999,200
Coca-Cola Co., 0.180%, due 03/16/10(1),(2)	4,000,000	3,998,520
Danske Corp., Series A, 0.190%, due 01/05/10(1),(2)	5,000,000	4,999,894

Security description	Face amount	Value

Commercial paper — (concluded)
Dexia Delaware LLC, 0.250%, due 01/05/10(2)	$8,000,000	$7,999,778
Falcon Asset Securitization Co. LLC, 0.150%, due 01/25/10(1),(2)	10,000,000	9,999,000
General Electric Capital Corp., 0.200%, due 01/11/10(2)	7,000,000	6,999,611
Grampian Funding LLC, 0.250%, due 01/15/10(1),(2)	5,000,000	4,999,514
0.300%, due 02/25/10(1),(2)	6,000,000	5,997,250
0.350%, due 02/02/10(1),(2)	5,000,000	4,998,444
ING US Funding LLC, 0.511%, due 01/08/10(2)	3,000,000	2,999,702
Intesa Funding LLC, 0.140%, due 01/19/10(2)	5,000,000	4,999,650
Liberty Street Funding LLC, 0.170%, due 01/08/10(1),(2)	10,000,000	9,999,669
Market Street Funding LLC, 0.170%, due 02/10/10(1),(2)	10,000,000	9,998,111
Nestle Capital Corp., 0.070%, due 01/25/10(1),(2)	10,000,000	9,999,534
0.654%, due 02/16/10(1),(2)	1,500,000	1,498,754
Nordea North America, Inc, 0.220%, due 01/15/10(2)	11,000,000	10,999,059
Old Line Funding LLC, 0.190%, due 02/22/10(1),(2)	4,000,000	3,998,902
0.220%, due 02/12/10(1),(2)	11,024,000	11,021,171
Rabobank USA Financial Corp., 0.280%, due 01/25/10(2)	6,000,000	5,998,880
Royal Bank of Scotland Group plc, 0.350%, due 02/23/10(1),(2)	9,000,000	8,995,362
Sanpaulo IMI US Financial Co., 0.170%, due 01/28/10(2)	10,000,000	9,998,725
Sheffield Receivables Corp., 0.190%, due 02/05/10(1),(2)	8,000,000	7,998,522
Societe Generale North America, Inc., 0.245%, due 02/12/10(2)	8,000,000	7,997,713
Svenska Handelsbanken, Inc., 0.190%, due 03/29/10(2)	13,000,000	12,994,031
Toyota Motor Credit Corp., 0.200%, due 02/03/10(2)	7,000,000	6,998,717
Variable Funding Capital Co. LLC, 0.160%, due 01/08/10(1),(2)	12,000,000	11,999,627
Windmill Funding I Corp., 0.170%, due 01/14/10(1),(2)	8,000,000	7,999,509
0.170%, due 01/15/10(1),(2)	8,000,000	7,999,471

Total commercial paper (cost $295,876,877)		295,876,877

US master note — 2.64%
Bank of America Securities LLC, 0.213%, due 12/01/24(3) (cost $18,000,000)	18,000,000	18,000,000

Short-term corporate obligations — 1.61%
Commonwealth Bank of Australia, 0.301%, due 11/22/10(3),(4)	1,000,000	1,000,000
PACCAR Financial Corp., 0.180%, due 02/16/10	10,000,000	9,997,700

Total short-term corporate obligations (cost $10,997,700)		10,997,700

112

UBS Cash Management Prime Relationship Fund—Portfolio of investments December 31, 2009

Security description	Face amount	Value

Short-term investments — (concluded)
Mortgage & agency debt securities — 5.49%
Federal Home Loan Bank, 0.470%, due 01/12/10(3)	$14,000,000	$14,001,361
0.500%, due 10/15/10	2,675,000	2,674,865
0.500%, due 12/28/10	4,000,000	4,000,000
0.750%, due 09/30/10	5,000,000	5,009,078
Federal Home Loan Mortgage Corp., 0.570%, due 01/08/10†(3)	10,000,000	10,000,000
Federal National Mortgage Association, 2.875%, due 10/12/10†	1,650,000	1,680,321

Total mortgage & agency debt securities (cost $37,365,625)		37,365,625

US government obligations — 2.46%
US Treasury Bills, 0.424%, due 12/16/10(2)	5,000,000	4,979,520
0.498%, due 07/29/10(2)	6,500,000	6,481,289
US Treasury Notes, 2.000%, due 02/28/10	5,250,000	5,264,764

Total US government obligations (cost $16,725,573)		16,725,573

Security description	Face amount	Value

Repurchase agreements — 32.68%
Repurchase agreement dated 12/31/09 with Deutsche Bank, 0.010%, due 01/04/10 collateralized by $120,180,000, various Government Agencies, 0.420% to 6.210%, due 01/03/11 to 06/05/36; (value — $125,053,094); proceeds: $122,600,136	$122,600,000	$122,600,000
Repurchase agreement dated 12/31/09 with Barclay’s Capital, Inc., 0.000%, due 01/04/10 collateralized by $101,591,200 US Treasury Notes, 2.375%, due 08/31/14; (value — $102,000,018); proceeds: $100,000,000	100,000,000	100,000,000

Total repurchase agreements (cost $222,600,000)		222,600,000

Total investments — 99.99% (cost $681,065,714)(5)		681,065,714
Cash and other assets, less liabilities — 0.01%		94,426

Net assets — 100.00%		$681,160,140

Notes to portfolio of investments

†

On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by these organizations.

(1)

Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $183,495,117, or 26.94% of net assets.

(2)	Interest rate shown is the discount rate at date of purchase.
(3)	Variable rate securities — The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of December 31, 2009 and reset periodically.
(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2009, the value of these securities amounted to $1,000,000 or 0.15% of net assets.

(5)	Aggregate cost for federal income tax purposes, which was the same for book purposes.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Certificates of deposit	$—	$79,499,939	$—	$79,499,939
Commercial paper	—	295,876,877	—	295,876,877
US master note	—	18,000,000	—	18,000,000
Short-term corporate obligations	—	10,997,700	—	10,997,700
Mortgage & agency debt securities	—	37,365,625	—	37,365,625
US government obligations	—	16,725,573	—	16,725,573
Repurchase agreements	—	222,600,000	—	222,600,000

Total	$—	$681,065,714	$—	$681,065,714

See accompanying notes to financial statements.	113

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance

For the 12 months ended December 31, 2009, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 10.39%. For comparison purposes, the Citigroup Inflation Linked Securities Index (the “Index”) returned 10.12% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s outperformance versus its benchmark was largely due to security selection. Its duration positioning also modestly contributed to results, whereas yield curve positioning was a slight drag on performance.

Portfolio performance summary

•

Security selection enhanced the Fund’s performance. During the first half of the reporting period, the Fund’s off-the-run[1] Treasury inflation-protected securities (TIPS) performed well. These securities were purchased late in 2008, as we found them to be attractively valued given fears of deflation. When deflation was no longer a concern to us, we pared these positions as their valuations became less attractive, in our view.

•	A small out-of-index exposure to AAA-rated asset-backed credit card securities was a positive for performance as they generated strong returns.[2]

•

Late in the reporting period, our overweight to conventional (non-TIP) Treasuries versus TIPS detracted from performance. During this time, TIPS outperformed nominal Treasuries as inflationary concerns continued to increase beyond expectations.

•

Overall, our duration positioning enhanced the Fund’s performance. During the first half of the year, the Fund had a long duration position, which detracted from performance as yields moved higher. Later in the period, we adjusted the Fund’s duration to a short position versus the benchmark. This benefited performance as rates moved sharply higher toward the end of 2009. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

•

Our yield curve positioning produced mixed results and was a modest detractor during the fiscal year. During the first half of the reporting period, overweight exposures to TIPS with two- and five-year maturities, and an underweight to TIPS with 10-year maturities, was a positive for performance. However, this positioning later gave back some of these gains as longer-term TIPS outperformed as economic conditions improved and inflation concerns rose.

[1]	Once a new Treasury security of any maturity is issued, the previously issued security with the same maturity becomes the off-the-run bond or note.
[2]	Bonds which are rated AAA are judged to be of the best quality.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2009. The views and opinions in the letter were current as of February 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

114

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Performance at a glance (unaudited)

Average annual total returns for periods ended December 31, 2009	1 year	Inception(1)
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	10.39%	7.92%
Citigroup Inflation Linked Securities Index(2)	10.12	6.77

(1)	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.

(2)

The Citigroup Inflation Linked Securities Index is a broad based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

Comparison of change in value of a $15,000,000 investment in the UBS U.S. Treasury Inflation Protected Securities Relationship Fund and the Citigroup Inflation Linked Securities Index from July 27, 2007, which is the inception date of the Fund, through December 31, 2009

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

115

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)

As a percentage of net assets

As of December 31, 2009

Bonds
Asset-backed security	0.58%
US government obligations	96.06

Total bonds	96.64
Short-term investment	2.77

Total investments	99.41
Cash and other assets, less liabilities	0.59

Net assets	100.00%

116

UBS U.S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments December 31, 2009

Security description	Face amount	Value

Bonds — 96.64%
Asset-backed security — 0.58%
United States — 0.58%
Bank of America Credit Card Trust, Series 2008-A1, Class A1, 0.813%, due 04/15/13(1) (cost $69,708)	$70,000	$69,841

US government obligations — 96.06%
US Treasury Inflation Indexed Bonds (TIPS), 1.875%, due 07/15/19	1,050,000	1,103,436
2.000%, due 01/15/26	700,000	765,702
2.500%, due 01/15/29	2,025,000	2,186,914
3.375%, due 04/15/32	185,000	278,541
US Treasury Inflation Indexed Notes (TIPS), 1.250%, due 04/15/14	1,000,000	1,033,516
1.625%, due 01/15/15	1,000,000	1,177,426
1.875%, due 07/15/13	1,200,000	1,487,569
2.375%, due 04/15/11	700,000	784,905
2.500%, due 07/15/16	1,200,000	1,398,831
3.000%, due 07/15/12	850,000	1,098,779
US Treasury Notes, 3.375%, due 11/15/19	205,000	197,186

Total US government obligations (cost $11,123,133)		11,512,805

Total bonds (cost $11,192,841)		11,582,646

Security description	Shares	Value

Short-term investment — 2.77%
Investment company — 2.77%
UBS Cash Management Prime Relationship Fund, 0.120%(2),(3) (cost $331,720)	331,720	$331,720

Total investments — 99.41% (cost $11,524,561)		11,914,366
Cash and other assets, less liabilities — 0.59%		71,045

Net assets — 100.00%		$11,985,411

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was $11,548,779; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$380,848
Gross unrealized depreciation	(15,261)

Net unrealized appreciation of investments	$365,587

(1)	Floating rate security — The interest rate shown is the current rate as of December 31, 2009.
(2)	Investment in affiliated investment company. See notes to financial statements for additional information.
(3)	The rate shown reflects the yield at December 31, 2009.
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Futures contracts

UBS U.S. Treasury Inflation Protected Securities Relationship Fund had the following open futures contracts as of December 31, 2009:

	Expiration dates	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
US Long Bonds, 2 contracts (USD)	March 2010	$240,548	$230,750	$(9,798)

US Treasury futures sell contracts:
5 Year US Treasury Notes, 6 contracts (USD)	March 2010	(695,381)	(686,297)	9,084

Net unrealized depreciation on futures contracts				$(714)

117

UBS U.S. Treasury Inflation Protected Securities Relationship Fund— Portfolio of investments December 31, 2009

Currency type abbreviation:

USD	United States Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments:

Measurements at 12/31/09

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Asset-backed security	$—	$69,841	$—	$69,841
US government obligations	—	11,512,805	—	11,512,805
Short-term investment	—	331,720	—	331,720
Other financial instruments(1)	(714)	—	—	(714)

Total	$(714)	$11,914,366	$—	$11,913,652

(1)	Other financial instruments may include open futures contracts.

118	See accompanying notes to financial statements.

UBS Relationship Funds December 31, 2009

Explanation of expense disclosure (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 to December 31, 2009.

Actual expenses (unaudited)

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Please note, that the UBS Global Aggregate Bond Relationship Fund commenced operations on September 30, 2009, therefore “Actual” expenses paid during the period reflect activity from September 30, 2009 through December 31, 2009.

Hypothetical example for comparison purposes (unaudited)

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2009 to December 31, 2009.

119

UBS Relationship Funds December 31, 2009

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09-12/31/09	Expense ratio during period
UBS Global Securities Relationship Fund
Actual	$1,000.00	$1,218.00	$0.30	0.0543%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.93	0.28	0.0543%

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	1,341.00	1.61	0.2723%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.83	1.39	0.2723%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Actual	1,000.00	1,184.70	0.74	0.1340%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.53	0.68	0.1340%

UBS International Equity Relationship Fund
Actual	1,000.00	1,254.20	1.14	0.2000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	1.02	0.2000%

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	1,294.70	0.69	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,266.50	4.69	0.8206%
Hypothetical (5% annual return before expenses)	1,000.00	1,021.07	4.18	0.8206%

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	1,255.00	0.68	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	1,273.50	0.69	0.1200%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200%

UBS Corporate Bond Relationship Fund
Actual	1,000.00	1,089.00	0.53	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000%

UBS Global Aggregate Bond Relationship Fund(1)
Actual	1,000.00	1,010.90	0.51	0.2000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.20	1.02	0.2000%

UBS High Yield Relationship Fund
Actual	1,000.00	1,192.70	0.68	0.1226%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.59	0.63	0.1226%

(1)

The Fund commenced operations on September 30, 2009. Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 93 divided by 365 (to reflect actual days in the period for the actual example) and multiplied by 184 divided by 365 (to reflect the one-half year period for the hypothetical example).

120

UBS Relationship Funds December 31, 2009

	Beginning account value July 1, 2009	Ending account value December 31, 2009	Expenses paid during period* 07/01/09-12/31/09	Expense ratio during period
UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	$1,000.00	$1,109.60	$2.66	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000%

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,001.20	0.20	0.0400%
Hypothetical (5% annual return before expenses)	1,000.00	1,025.00	0.20	0.0400%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,049.10	0.52	0.1000%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000%

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

121

UBS Relationship Funds—Financial Statements

Statement of assets and liabilities December 31, 2009	UBS Relationship Funds
	Global Securities	Emerging Markets Equity	Global (ex-U.S.) All Cap Growth	International Equity
Assets:
Investments, at cost:
Unaffiliated issuers	$984,368,404	$403,634,065	$424,030,589	$42,534,954
Affiliated issuers	551,212,007	9,251,400	3,354,805	533,051
Investments of cash collateral in affiliated issuers received from securities loaned, at cost	34,843,584	—	—	—
Foreign currency, at cost	4,912,880	3,848,196	3,709,153	417,968

	$1,575,336,875	$416,733,661	$431,094,547	$43,485,973

Investments, at value:
Unaffiliated issuers	$1,102,941,736	$551,835,897	$506,730,699	$48,897,834
Affiliated issuers	672,552,018	9,251,400	3,354,805	533,051
Investments of cash collateral in affiliated issuers received from securities loaned, at value(1)	34,843,584	—	—	—
Foreign currency, at value	4,874,476	3,869,286	3,691,118	411,457
Cash	22,479	93,364	—	—
Receivables:
Fund shares sold	3,514,902	—	—	—
Interest	2,193,751	105,935	1,887	58
Variation margin	—	—	—	—
Investment securities sold	1,488,917	931,545	997,376	—
Dividends	869,370	280,965	224,201	81,398
Due from advisor	—	—	—	37,368
Cash collateral for futures contracts	24,360,318	—	—	—
Cash collateral for short positions	—	—	—	—
Outstanding swap agreements, at value(3)	178,479	—	—	—
Unrealized appreciation on forward foreign currency contracts	6,290,129	—	10,477	356,695
Other assets	113,725	32,038	29,421	2,814

Total assets	1,854,243,884	566,400,430	515,039,984	50,320,675

Liabilities:
Payables:
Cash collateral from securities loaned	34,843,584	—	—	—
Investment securities purchased	1,116,191	1,394,406	927,684	32,168
Fund shares redeemed	832,623	3,489	—	—
Variation margin	691,370	—	—	—
Custody and fund accounting fees	99,646	183,522	67,827	9,075
Trustees’ fees	32,015	13,078	12,541	5,258
Fund administration fees	15,000	15,000	15,000	15,000
Dividends payable for investments sold short	—	—	—	—
Accrued expenses	79,989	81,762	50,343	61,471
Deferred capital gain country tax	—	178,091	—	—
Investments sold short, at value(2)	—	—	—	—
Outstanding swap agreements, at value(3)	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	10,662,918	5,090	321	216,628

Total liabilities	48,373,336	1,874,438	1,073,716	339,600

Net assets	$1,805,870,548	$564,525,992	$513,966,268	$49,981,075

Shares outstanding	57,613,101	16,772,392	38,690,995	3,016,855

Net asset value, offering and redemption proceeds per share(4)	$31.3448	$33.6580	$13.2839	$16.5673

(1)	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of December 31, 2009 was $104,346,636 and $2,657,405, respectively.
(2)	Proceeds from investments sold short for UBS U.S. Equity Alpha Relationship Fund were $65,356,465.
(3)	Net upfront payments made by UBS Corporate Bond Relationship Fund were $1,295,700.
(4)

Maximum offering price per share for UBS Emerging Markets Equity Relationship Fund is $33.9104 (net asset value, plus 0.75% of offering price.) Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $33.4056 (net asset value, less 0.75% of net asset value).

122	See accompanying notes to financial statements.

UBS Relationship Funds—Financial Statements

UBS Relationship Funds
Small-Cap Equity	U.S. Equity Alpha	U.S. Large Cap Equity	U.S. Large Cap Growth Equity	Corporate Bond	Global Aggregate Bond

$115,373,061	$325,711,572	$52,430,853	$105,898,520	$550,875,082	$247,170,296
5,049,080	2,989,526	713,789	726,786	2,855,486	1,350,767

2,723,230	—	—	—	—	—
—	—	—	—	—	858,415

$123,145,371	$328,701,098	$53,144,642	$106,625,306	$553,730,568	$249,379,478

$135,454,032	$365,825,699	$60,186,428	$129,563,541	$552,243,223	$245,378,466
5,049,080	2,989,526	713,789	726,786	2,855,486	1,350,767

2,723,230	—	—	—	—	—
—	—	—	—	—	857,890
—	45,575	—	—	—	—

—	53,635	—	—	—	—
696	589	190	202	8,144,773	5,062,658
—	—	—	—	159,570	20,523
2,866,380	59,821	—	1,028,172	—	—
123,468	387,178	52,279	38,567	—	—
16,962	—	32,702	22,258	4,314	12,332
—	—	—	—	764,944	2,219
—	1,122,123	—	—	—	—
—	—	—	—	1,685,832	—
—	—	—	—	—	5,042,846
10,728	19,010	3,458	5,807	35,619	13,570

146,244,576	370,503,156	60,988,846	131,385,333	565,893,761	257,741,271

2,723,230	—	—	—	—	—
—	93,976	—	402,189	2,198,705	—
913,381	1,867	—	2,270	600,000	—
—	—	—	—	—	—
10,638	20,523	6,668	7,611	41,449	20,337
7,126	9,696	5,406	6,198	14,054	8,200
15,000	15,000	15,000	15,000	15,000	15,000
—	33,774	—	—	—	—
49,294	100,381	47,965	47,774	53,208	79,054
—	—	—	—	—	—
—	72,110,842	—	—	—	—
—	—	—	—	635,801	—
—	—	—	—	—	190,719

3,718,669	72,386,059	75,039	481,042	3,558,217	313,310

$142,525,907	$298,117,097	$60,913,807	$130,904,291	$562,335,544	$257,427,961

3,517,454	28,820,292	3,570,755	11,262,020	43,356,223	25,465,461

$40.5196	$10.3440	$17.0591	$11.6235	$12.9701	$10.1089

123

UBS Relationship Funds—Financial Statements

Statement of assets and liabilities December 31, 2009	UBS Relationship Funds
	High Yield	Opportunistic Emerging Markets Debt	Cash Management Prime	U.S. Treasury Inflation Protected Securities
Assets:
Investments, at cost:
Unaffiliated issuers	$303,698,581	$29,424,999	$458,465,714	$11,192,841
Affiliated issuers	1,656,649	3,260,751	—	331,720
Repurchase agreements, at cost	—	—	222,600,000	—
Foreign currency, at cost	—	134,635	—	—

	$305,355,230	$32,820,385	$681,065,714	$11,524,561

Investments, at value:
Unaffiliated issuers	$335,499,807	$31,271,607	$458,465,714	$11,582,646
Affiliated issuers	1,656,649	3,260,751	—	331,720
Repurchase agreements, at value	—	—	222,600,000	—
Foreign currency, at value	—	135,546	—	—
Cash	—	—	38,965	—
Receivables:
Interest	6,828,573	559,379	128,568	98,709
Fund shares sold	—	—	20,908	—
Variation margin	—	—	—	734
Due from advisor	—	26,976	29,269	44,430
Due from broker	140,693	—	—	—
Cash collateral for futures contracts	—	—	—	960
Outstanding swap agreements, at value	—	401,153	—	—
Unrealized appreciation on forward foreign currency contracts	—	398,244	—	—
Other assets	20,580	1,158	23,865	701

Total assets	344,146,302	36,054,814	681,307,289	12,059,900

Liabilities:
Payables:
Custody and fund accounting fees	21,493	17,631	12,283	6,667
Fund administration fees	15,000	15,000	15,000	15,000
Trustees’ fees	9,760	5,077	12,297	4,665
Dividends payable to shareholders	—	—	74,993	—
Accrued expenses	53,893	58,309	32,576	48,157
Outstanding swap agreements, at value	—	13,965	—	—
Unrealized depreciation on forward foreign currency contracts	—	402,260	—	—

Total liabilities	100,146	512,242	147,149	74,489

Net assets	$344,046,156	$35,542,572	$681,160,140	$11,985,411

Shares outstanding	14,839,573	2,560,499	681,081,078	995,988

Net asset value, per share	$23.1844	$13.8811	$1.00	$12.0337

124	See accompanying notes to financial statements.

This page intentionally left blank.

125

UBS Relationship Funds—Financial Statements

Statement of operations for the year ended December 31, 2009	UBS Relationship Funds
	Global Securities	Emerging Markets Equity	Global (ex-U.S.) All Cap Growth*	International Equity
Investment income:
Dividends	$20,050,294	$12,782,255	$6,433,277	$1,362,343
Interest and other	5,992,707	77,849	—	208
Affiliated interest	400,221	31,144	24,773	1,299
Securities lending-net	865,336	221	—	58
Foreign tax withheld	(1,555,432)	(958,633)	(667,460)	(185,122)

Total income	25,753,126	11,932,836	5,790,590	1,178,786

Expenses:
Administration	90,000	90,000	60,000	90,000
Custodian and fund accounting	484,622	871,332	247,294	72,455
Professional services	109,315	113,579	60,819	81,662
Shareholder reports	16,649	9,547	6,005	9,829
Trustees	126,100	49,500	37,100	19,800
Insurance	92,660	23,332	1,349	2,387
Dividend and interest expense for investments sold short	—	—	—	—
Other	76,857	29,915	12,443	25,608

Total operating expenses	996,203	1,187,205	425,010	301,741

Expenses reimbursed by advisor	—	—	—	(221,351)

Net expenses	996,203	1,187,205	425,010	80,390

Net investment income	24,756,923	10,745,631	5,365,580	1,098,396

Net realized gain (loss) on:
Investments in unaffiliated issuers	(353,630,993)	(960,453)	40,309,757	(12,847,758)
Investments in affiliated issuers	(23,303,533)	—	—	—
Futures contracts	45,452,312	—	—	—
Options written	289,641	—	—	—
Securities sold short	—	—	—	—
Swap agreements	5,790,092	—	—	—
Foreign currency transactions	41,646,056	809,268	(102,412)	561,154

Net realized gain (loss)	(283,756,425)	(151,185)	40,207,345	(12,286,604)

Change in net unrealized appreciation (depreciation) on:
Investments	791,665,098	264,594,468 (1)	82,700,110	25,564,560
Futures contracts	309,209	—	—	—
Options written	(282,640)	—	—	—
Securities sold short	—	—	—	—
Swap agreements	(3,923,373)	—	—	—
Forward foreign currency contracts	(4,327,004)	(5,090)	10,156	369,071
Translation of other assets and liabilities denominated in foreign currency	(928,312)	14,786	(16,943)	(7,151)

Change in net unrealized appreciation	782,512,978	264,604,164	82,693,323	25,926,480

Net realized and unrealized gain	498,756,553	264,452,979	122,900,668	13,639,876

Net increase in net assets resulting from operations	$523,513,476	$275,198,610	$128,266,248	$14,738,272

*	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
**	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
(1)	Net of deferred India capital gains taxes of $178,091.

126	See accompanying notes to financial statements.

UBS Relationship Funds—Financial Statements

UBS Relationship Funds
Small-Cap Equity	U.S. Equity Alpha	U.S. Large Cap Equity	U.S. Large Cap Growth Equity	Corporate Bond	Global Aggregate Bond**

$1,996,480	$6,072,853	$1,055,174	$928,204	$7,730	$—
—	—	—	—	22,959,490	2,583,302
57,312	17,304	6,876	11,683	54,441	3,853
151,111	—	—	3,180	—	—
—	—	—	(8,575)	(15,772)	(90,628)

2,204,903	6,090,157	1,062,050	934,492	23,005,889	2,496,527

90,000	90,000	90,000	90,000	90,000	22,500
54,155	69,913	32,217	29,500	160,200	30,197
69,684	81,044	68,129	68,099	74,899	73,303
9,503	10,699	10,723	9,191	9,708	3,320
27,300	32,000	19,700	21,700	44,200	8,200
11,452	11,936	3,376	4,474	13,180	622
—	2,183,189	—	—	—	—
21,093	21,655	19,946	19,822	23,270	4,669

283,187	2,500,436	244,091	242,786	415,457	142,811

(79,430)	—	(175,673)	(135,653)	(4,765)	(21,888)

203,757	2,500,436	68,418	107,133	410,692	120,923

2,001,146	3,589,721	993,632	827,359	22,595,197	2,375,604

(46,737,329)	(46,489,447)	(13,807,309)	(9,218,394)	(2,562,033)	333,205
—	—	—	—	—	—
—	—	257,166	—	774,045	(159,565)
—	—	—	—	—	—
—	9,485,932	—	—	—	—
—	—	—	—	4,149,793	—
—	—	—	—	—	(3,411,972)

(46,737,329)	(37,003,515)	(13,550,143)	(9,218,394)	2,361,805	(3,238,332)

107,819,859	141,999,472	28,662,515	44,270,746	49,437,320	(1,791,830)
—	—	—	—	826,409	277,086
—	—	—	—	—	—
—	(19,879,050)	—	—	—	—
—	—	—	—	(8,149,260)	—
—	—	—	—	—	4,852,127

—	—	—	—	—	(46,714)

107,819,859	122,120,422	28,662,515	44,270,746	42,114,469	3,290,669

61,082,530	85,116,907	15,112,372	35,052,352	44,476,274	52,337

$63,083,676	$88,706,628	$16,106,004	$35,879,711	$67,071,471	$2,427,941

127

UBS Relationship Funds—Financial Statements

Statement of operations for the year ended December 31, 2009	UBS Relationship Funds
	High Yield	Opportunistic Emerging Markets Debt	Cash Management Prime	U.S. Treasury Inflation Protected Securities
Investment income:
Dividends	$41,203	$—	$—	$—
Interest and other	43,926,417	2,065,588	2,010,002	160,143
Affiliated interest	212,709	14,091	1,289,110	3,983
Foreign tax withheld	—	(57,422)	—	—

Total income	44,180,329	2,022,257	3,299,112	164,126

Expenses:
Administration	90,000	90,000	90,000	90,000
Custodian and fund accounting	129,423	77,719	125,959	40,753
Professional services	74,869	77,991	61,450	61,966
Shareholder reports	10,119	9,545	12,610	10,125
Trustees	44,000	18,500	54,500	18,300
Insurance	26,777	938	23,093	1,688
Other	23,207	13,211	68,867	20,545

Total operating expenses	398,395	287,904	436,479	243,377

Expenses reimbursed by advisor	—	(177,752)	(257,173)	(229,177)

Net expenses	398,395	110,152	179,306	14,200

Net investment income	43,781,934	1,912,105	3,119,806	149,926

Net realized gain (loss) on:
Investments in unaffiliated issuers	(68,312,245)	(4,566,948)	79,062	833,773
Futures contracts	—	—	—	(8,668)
Swap agreements	(20,451,115)	629,370	—	—
Foreign currency transactions	—	(3,217,508)	—	—

Net realized gain (loss)	(88,763,360)	(7,155,086)	79,062	825,105

Change in net unrealized appreciation (depreciation) on:
Investments	155,456,769	12,321,941	—	804,942
Futures contracts	—	—	—	(714)
Swap agreements	11,789,355	1,475,222	—	—
Forward foreign currency contracts	—	562,858	—	—
Translation of other assets and liabilities denominated in foreign currency	—	28,419	—	—

Change in net unrealized appreciation	167,246,124	14,388,440	—	804,228

Net realized and unrealized gain	78,482,764	7,233,354	—	1,629,333

Net increase in net assets resulting from operations	$122,264,698	$9,145,459	$3,198,868	$1,779,259

128	See accompanying notes to financial statements.

This page intentionally left blank.

129

UBS Relationship Funds—Financial statements

Statement of changes in net assets	UBS Global Securities Relationship Fund		UBS Emerging Markets Equity Relationship Fund
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Operations:
Net investment income	$24,756,923	$57,330,830	$10,745,631	$5,489,981
Net realized gain (loss)	(283,756,425)	(298,489,574)	(151,185)	(25,630,068)
Change in net unrealized appreciation (depreciation)	782,512,978	(706,136,312)	264,604,164	(187,627,233)

Net increase (decrease) in net assets from operations	523,513,476	(947,295,056)	275,198,610	(207,767,320)

Beneficial interest transactions:
Proceeds from shares sold	309,823,570	517,757,696	92,771,366	390,181,552
Transaction charges	—	—	2,152,395	3,528,078
Cost of shares redeemed	(637,421,587)	(1,075,594,510)	(193,203,023)	(81,249,418)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(327,598,017)	(557,836,814)	(98,279,262)	312,460,212

Increase (decrease) in net assets	195,915,459	(1,505,131,870)	176,919,348	104,692,892
Net assets, beginning of year	1,609,955,089	3,115,086,959	387,606,644	282,913,752

Net assets, end of year	$1,805,870,548	$1,609,955,089	$564,525,992	$387,606,644

Share transactions:
Shares sold	11,763,475	17,687,579	3,300,930	17,004,449
Shares redeemed	(23,716,396)	(35,415,111)	(7,717,677)	(2,833,269)

Net increase (decrease) in shares outstanding	(11,952,921)	(17,727,532)	(4,416,747)	14,171,180

	UBS U.S. Large Cap Equity Relationship Fund		UBS U.S. Large Cap Growth Equity Relationship Fund
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Operations:
Net investment income	$993,632	$5,927,417	$827,359	$2,544,929
Net realized gain (loss)	(13,550,143)	(99,246,388)	(9,218,394)	(73,666,226)
Change in net unrealized appreciation (depreciation)	28,662,515	(32,223,782)	44,270,746	(62,874,004)

Net increase (decrease) in net assets from operations	16,106,004	(125,542,753)	35,879,711	(133,995,301)

Beneficial interest transactions:
Proceeds from shares sold	4,300,000	44,860,000	22,000,000	15,295,854
Cost of shares redeemed	(26,122,915)	(320,018,904)	(8,449,594)	(221,528,982)

Net increase (decrease) in net assets resulting from beneficial interest transactions	(21,822,915)	(275,158,904)	13,550,406	(206,233,128)

Increase (decrease) in net assets	(5,716,911)	(400,701,657)	49,430,117	(340,228,429)
Net assets, beginning of year	66,630,718	467,332,375	81,474,174	421,702,603

Net assets, end of year	$60,913,807	$66,630,718	$130,904,291	$81,474,174

Share transactions:
Shares sold	365,032	2,582,800	1,968,628	1,461,421
Shares redeemed	(2,041,809)	(19,473,969)	(1,129,723)	(23,794,452)

Net increase (decrease) in shares outstanding	(1,676,777)	(16,891,169)	838,905	(22,333,031)

130	See accompanying notes to financial statements.

UBS Relationship Funds—Financial statements

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	UBS International Equity Relationship Fund		UBS Small-Cap Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund
Period ended December 31, 2009*	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

$5,365,580	$1,098,396	$1,857,869	$2,001,146	$5,532,214	$3,589,721	$12,071,410
40,207,345	(12,286,604)	(10,672,319)	(46,737,329)	(91,389,514)	(37,003,515)	(233,514,406)
82,693,323	25,926,480	(23,705,935)	107,819,859	(68,571,364)	122,120,422	(85,142,992)

128,266,248	14,738,272	(32,520,385)	63,083,676	(154,428,664)	88,706,628	(306,585,988)

481,700,020	2,200,000	18,425,000	15,600,000	77,016,000	74,981,880	94,609,381
—	—	—	—	—
(96,000,000)	(9,483,000)	(22,822,056)	(138,852,081)	(246,625,109)	(78,059,759)	(390,095,526)

385,700,020	(7,283,000)	(4,397,056)	(123,252,081)	(169,609,109)	(3,077,879)	(295,486,145)

513,966,268	7,455,272	(36,917,441)	(60,168,405)	(324,037,773)	85,628,749	(602,072,133)
—	42,525,803	79,443,244	202,694,312	526,732,085	212,488,348	814,560,481

$513,966,268	$49,981,075	$42,525,803	$142,525,907	$202,694,312	$298,117,097	$212,488,348

46,256,044	167,964	1,182,104	503,520	1,882,870	8,921,474	8,288,245
(7,565,049)	(780,383)	(1,411,736)	(4,359,191)	(5,761,032)	(8,497,125)	(44,099,750)

38,690,995	(612,419)	(229,632)	(3,855,671)	(3,878,162)	424,349	(35,811,505)

UBS Corporate Bond Relationship Fund		UBS Global Aggregate Bond Relationship Fund	UBS High Yield Relationship Fund		UBS Opportunistic Emerging Markets Debt Relationship Fund
Year ended December 31, 2009	Year ended December 31, 2008	Period ended December 31, 2009**	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008

$22,595,197	$36,781,414	$2,375,604	$43,781,934	$41,931,376	1,912,105	$6,942,180
2,361,805	(54,707,917)	(3,238,332)	(88,763,360)	(43,904,321)	(7,155,086)	(4,956,215)
42,114,469	(22,130,719)	3,290,669	167,246,124	(114,794,955)	14,388,440	(15,151,721)

67,071,471	(40,057,222)	2,427,941	122,264,698	(116,767,900)	9,145,459	(13,165,756)

502,075,000	202,925,000	255,000,020	146,675,000	426,300,000	21,000,000	—
(233,724,820)	(616,122,730)	—	(384,353,076)	(246,952,175)	(12,219,403)	(64,825,524)

268,350,180	(413,197,730)	255,000,020	(237,678,076)	179,347,825	8,780,597	(64,825,524)

335,421,651	(453,254,952)	257,427,961	(115,413,378)	62,579,925	17,926,056	(77,991,280)
226,913,893	680,168,845	—	459,459,534	396,879,609	17,616,516	95,607,796

$562,335,544	$226,913,893	$257,427,961	$344,046,156	$459,459,534	35,542,572	$17,616,516

43,087,509	16,920,957	25,465,461	7,363,616	22,066,495	1,536,525	—
(19,983,675)	(52,684,187)	—	(20,157,403)	(12,684,754)	(1,013,332)	(5,947,455)

23,103,834	(35,763,230)	25,465,461	(12,793,787)	9,381,741	523,193	(5,947,455)

*	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
**	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

131

UBS Relationship Funds—Financial statements

Statement of changes in net assets	UBS Cash Management Prime Relationship Fund		UBS U.S. Treasury Inflation Protected Securities Relationship Fund
	Year ended December 31, 2009	Year ended December 31, 2008	Year ended December 31, 2009	Year ended December 31, 2008
Operations:
Net investment income	$3,119,806	$17,417,556	$149,926	$502,726
Net realized gain (loss)	79,062	—	825,105	(1,545,431)
Change in net unrealized appreciation (depreciation)	—	—	804,228	(675,848)

Net increase (decrease) in net assets from operations	3,198,868	17,417,556	1,779,259	(1,718,553)

Distributions to shareholders:
Distributions from net investment income	(3,119,806)	(17,417,556)	—	—

Beneficial interest transactions:
Proceeds from shares sold	6,384,123,442	5,569,616,547	11,000,000	37,768,427
Reinvestment of distributions	454,387	1,143,897	—	—
Cost of shares redeemed	(6,104,452,579)	(5,905,848,967)	(29,877,264)	(12,351,000)

Net increase (decrease) in net assets resulting from beneficial interest transactions	280,125,250	(335,088,523)	(18,877,264)	25,417,427

Increase (decrease) in net assets	280,204,312	(335,088,523)	(17,098,005)	23,698,874
Net assets, beginning of year	400,955,828	736,044,351	29,083,416	5,384,542

Net assets, end of year	$681,160,140	$400,955,828	$11,985,411	$29,083,416

Share transactions:
Shares sold	6,384,123,442	5,569,616,547	971,427	3,317,921
Shares issued on distributions reinvested	454,387	1,143,897	—	—
Shares redeemed	(6,104,452,579)	(5,905,848,967)	(2,643,381)	(1,149,981)

Net increase (decrease) in shares outstanding	280,125,250	(335,088,523)	(1,671,954)	2,167,940

132	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Global Securities Relationship Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$23.1428	$35.6852	$33.7695	$29.3766	$27.3346

Income from investment operations:
Net investment income(1)	0.3844	0.7175	0.7666	0.7303	0.6670
Net realized and unrealized gain (loss)	7.8176	(13.2599)	1.1491	3.6626	1.3750

Total income (loss) from investment operations	8.2020	(12.5424)	1.9157	4.3929	2.0420

Net asset value, end of year	$31.3448	$23.1428	$35.6852	$33.7695	$29.3766

Total investment return(2)	35.44%	(35.14)%	5.67%	14.96%	7.47%
Ratios/supplemental data:
Net assets, end of year (000’s)	$1,805,871	$1,609,955	$3,115,087	$2,923,555	$1,866,277
Ratio of expenses to average net assets	0.0598%	0.0502%	0.0731%	0.1172%	0.0875%
Ratio of net investment income to average net assets	1.49%	2.30%	2.17%	2.34%	2.39%
Portfolio turnover rate	127%	112%	96%	69%	92%
	Year ended December 31,
UBS Emerging Markets Equity Relationship Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$18.2927	$40.3128	$28.3071	$21.7887	$15.8600

Income from investment operations:
Net investment income(1)	0.5743	0.5445	0.5993	0.4260	0.4202
Net realized and unrealized gain (loss)	14.6760	(22.9145)	11.0820	6.0924	5.5068

Total income (loss) from investment operations	15.2503	(22.3700)	11.6813	6.5184	5.9270

Transaction charges	0.1150	0.3499	0.3244	—	—

Net increase from payments by affiliates	—	—	—	—	0.0017

Net asset value, end of year	$33.6580	$18.2927	$40.3128	$28.3071	$21.7887

Total investment return(2)	83.98%	(54.64)%	42.48%	29.91%	37.38	%(3)
Ratios/supplemental data:
Net assets, end of year (000’s)	$564,526	$387,607	$282,914	$915,881	$607,414
Ratio of expenses to average net assets	0.2536%	0.2370%	0.3019%	0.3205%	0.3558%
Ratio of net investment income to average net assets	2.30%	2.02%	1.86%	1.73%	2.39%
Portfolio turnover rate	95%	72%	53%	56%	79%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)

During the fiscal year ended December 31, 2005, the Fund’s total return included a reimbursement by the investment advisor for amounts relating to a trading error. The impact on total return was less than 0.01%.

See accompanying notes to financial statements.	133

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	Period ended December 31, 2009(4)
Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income(1)	0.1288
Net realized and unrealized gain	3.1551

Total income from investment operations	3.2839

Net asset value, end of period	$13.2839

Total investment return(2)	32.84%
Ratios/supplemental data:
Net assets, end of period (000’s)	$513,966
Ratio of expenses to average net assets	0.1242	%(3)
Ratio of net investment income to average net assets	1.57	%(3)
Portfolio turnover rate	82%
	Year ended December 31,
UBS International Equity Relationship Fund	2009		2008	2007	2006	2005
Net asset value, beginning of year	$11.7174		$20.5870	$19.2528	$15.5025	$14.1144

Income from investment operations:
Net investment income(1)	0.3365		0.5152	0.5388	0.3822	0.3261
Net realized and unrealized (loss)	4.5134		(9.3848)	0.7954	3.3681	1.0620

Total income (loss) from investment operations	4.8499		(8.8696)	1.3342	3.7503	1.3881

Net asset value, end of year	$16.5673		$11.7174	$20.5870	$19.2528	$15.5025

Total investment return(2)	41.39%		(43.08)%	6.93%	24.19%	9.84%
Ratios/supplemental data:
Net assets, end of year (000’s)	$49,981		$42,526	$79,443	$918,065	$448,172
Ratio of expenses to average net assets:
Before expense reimbursement	0.6964%		0.4233%	0.1675%	0.1393%	0.1428%
After expense reimbursement	0.1855%		0.1500%	0.1500%	0.1388%	0.0900%
Ratio of net investment income to average net assets	2.53%		3.12%	2.67%	2.22%	2.27%
Portfolio turnover rate	67%		92%	38%	50%	97%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period April 30, 2009 (commencement of operations) to December 31, 2009.

134	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Small-Cap Equity Relationship Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$27.4910	$46.8153	$46.9568	$41.0610	$39.3024

Income from investment operations:
Net investment income(1)	0.3704	0.6115	0.7007	0.5946	0.5270
Net realized and unrealized gain (loss)	12.6582	(19.9358)	(0.8422)	5.3012	1.2316

Total income (loss) from investment operations	13.0286	(19.3243)	(0.1415)	5.8958	1.7586

Net asset value, end of year	$40.5196	$27.4910	$46.8153	$46.9568	$41.0610

Total investment return(2)	47.40%	(41.27)%	(0.31)%	14.36%	4.48%
Ratios/supplemental data:
Net assets, end of year (000’s)	$142,526	$202,694	$526,732	$542,694	$486,945
Ratio of expenses to average net assets:
Before expense reimbursement	0.1668%	0.0967%	0.0800%	0.1037%	0.0547%
After expense reimbursement	0.1200%	0.0967%	0.0800%	0.0995%	0.0375%
Ratio of net investment income to average net assets	1.18%	1.53%	1.41%	1.37%	1.35%
Portfolio turnover rate	77%	92%	110%	95%	63%
	Year ended December 31,				Period ended December 31, 2005(4)
UBS U.S. Equity Alpha Relationship Fund	2009	2008	2007	2006
Net asset value, beginning of year	$7.4831	$12.6864	$12.4603	$10.5373	$10.0000

Income from investment operations:
Net investment income(1)	0.1156	0.2165	0.2311	0.1839	0.0391
Net realized and unrealized gain (loss)	2.7453	(5.4198)	(0.0050)	1.7391	0.4982

Total income (loss) from investment operations	2.8609	(5.2033)	0.2261	1.9230	0.5373

Net asset value, end of year	$10.3440	$7.4831	$12.6864	$12.4603	$10.5373

Total investment return(2)	38.23%	(41.02)%	1.82%	18.26%	5.37%
Ratios/supplemental data:
Net assets, end of year (000’s)	$298,117	$212,488	$814,560	$737,046	$198,022
Ratio of expenses to average net assets:
Before interest and dividend expense for securities sold short	0.1202%	0.0779%	0.0792%	0.1365%	0.2230	%(3)
After interest and dividend expense for securities sold short	0.9474%	0.6196%	0.4551%	0.5639%	1.6836	%(3)
Ratio of net investment income to average net assets	1.36%	1.99%	1.78%	1.63%	1.36	%(3)
Portfolio turnover rate	96%	89%	58%	63%	36%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period September 20, 2005 (commencement of operations) to December 31, 2005.

See accompanying notes to financial statements.	135

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS U.S. Large Cap Equity Relationship Fund	2009	2008	2007	2006	2005
Net asset value, beginning of year	$12.6975	$21.1093	$20.7048	$17.9505	$16.3164

Income from investment operations:
Net investment income(1)	0.2404	0.3738	0.3938	0.3192	0.2885
Net realized and unrealized gain (loss)	4.1212	(8.7856)	0.0107	2.4351	1.3456

Total income (loss) from investment operations	4.3616	(8.4118)	0.4045	2.7543	1.6341

Net asset value, end of year	$17.0591	$12.6975	$21.1093	$20.7048	$17.9505

Total investment return(2)	34.35%	(39.85)%	1.95%	15.35%	10.02%
Ratios/supplemental data:
Net assets, end of year (000’s)	$60,914	$66,631	$467,332	$453,423	$626,253
Ratio of expenses to average net assets:
Before expense reimbursement	0.4281%	0.1069%	0.0871%	0.0997%	0.0752%
After expense reimbursement	0.1200%	0.1069%	0.0871%	0.0987%	0.0475%
Ratio of net investment income to average net assets	1.74%	2.00%	1.82%	1.71%	1.71%
Portfolio turnover rate	56%	63%	39%	88%	85%
	Year ended December 31,				Period ended December 31, 2005(4)
UBS U.S. Large Cap Growth Equity Relationship Fund	2009	2008	2007	2006
Net asset value, beginning of year	$7.8167	$12.8740	$10.9358	$10.3549	$10.0000

Income from investment operations:
Net investment income(1)	0.0859	0.0937	0.1110	0.1053	0.0120
Net realized and unrealized gain (loss)	3.7209	(5.1510)	1.8272	0.4756	0.3429

Total income (loss) from investment operations	3.8068	(5.0573)	1.9382	0.5809	0.3549

Net asset value, end of year	$11.6235	$7.8167	$12.8740	$10.9358	$10.3549

Total investment return(2)	48.70%	(39.28)%	17.72%	5.61%	3.55%
Ratios/supplemental data:
Net assets, end of year (000’s)	$130,904	$81,474	$421,703	$195,945	$76,895
Ratio of expenses to average net assets:
Before expense reimbursement	0.2720%	0.1055%	0.0903%	0.1207%	0.3462	%(3)
After expense reimbursement	0.1200%	0.1055%	0.0903%	0.1200%	0.1200	%(3)
Ratio of net investment income to average net assets	0.93%	0.81%	0.92%	1.02%	0.78	%(3)
Portfolio turnover rate	70%	84%	84%	81%	10%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period November 7, 2005 (commencement of operations) to December 31, 2005.

136	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Corporate Bond Relationship Fund	2009		2008	2007	2006	2005
Net asset value, beginning of year	$11.2043		$12.1425	$11.7609	$11.1079	$10.9528

Income from investment operations:
Net investment income(1)	0.6692		0.8683	0.7432	0.6463	0.5503
Net realized and unrealized gain (loss)	1.0966		(1.8065)	(0.3616)	0.0067	(0.3952)

Total income (loss) from investment operations	1.7658		(0.9382)	0.3816	0.6530	0.1551

Net asset value, end of year	$12.9701		$11.2043	$12.1425	$11.7609	$11.1079

Total investment return(2)	15.73%		(7.70)%	3.25%	5.88%	1.42%
Ratios/supplemental data:
Net assets, end of year (000’s)	$562,336		$226,914	$680,169	$447,861	$365,675
Ratio of expenses to average net assets:
Before expense reimbursement	0.1012%		0.0856%	0.0685%	0.1000%	0.1000%
After expense reimbursement	0.1000%		0.0856%	0.0685%	0.1000%	0.1000%
Ratio of net investment income to average net assets	5.50%		7.28%	6.21%	5.71%	4.99%
Portfolio turnover rate	188%		95%	56%	39%	39%
UBS Global Aggregate Bond Relationship Fund	Period ended December 31, 2009(4)
Net asset value, beginning of period	$10.0000

Income from investment operations:
Net investment income(1)	0.1007
Net realized and unrealized gain	0.0082

Total income from investment operations	0.1089

Net asset value, end of period	$10.1089

Total investment return(2)	1.09%
Ratios/supplemental data:
Net assets, end of period (000’s)	$257,428
Ratio of expenses to average net assets:
Before expense reimbursement	0.2362	%(3)
After expense reimbursement	0.2000	%(3)
Ratio of net investment income to average net assets	3.93	%(3)
Portfolio turnover rate	96%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period September 30, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to financial statements.	137

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS High Yield Relationship Fund	2009	2008	2007	2006		2005
Net asset value, beginning of year	$16.6270	$21.7449	$21.1527	$19.0710		$18.7745

Income from investment operations:
Net investment income(1)	2.1980	1.6945	1.5451	1.7459		1.6062
Net realized and unrealized gain (loss)	4.3594	(6.8124)	(0.9529)	0.3358		(1.3097)

Total income (loss) from investment operations	6.5574	(5.1179)	0.5922	2.0817		0.2965

Net asset value, end of year	$23.1844	$16.6270	$21.7449	$21.1527		$19.0710

Total investment return(2)	39.17%	(23.41)%	2.77%	10.92%		1.58%
Ratios/supplemental data:
Net assets, end of year (000’s)	$344,046	$459,460	$396,880	$127,319		$103,625
Ratio of expenses to average net assets:
Before expense reimbursement	0.1053%	0.0812%	0.0869%	0.1361%		0.0924%
After expense reimbursement	0.1053%	0.0812%	0.0869%	0.1162%		0.0375%
Ratio of net investment income to average net assets	11.57%	8.45%	7.12%	8.68%		8.55%
Portfolio turnover rate	126%	84%	70%	43%		122%
	Year ended December 31,			Period ended December 31, 2006(4)
UBS Opportunistic Emerging Markets Debt Relationship Fund	2009	2008	2007
Net asset value, beginning of year	$8.6470	$11.9738	$10.9901	$10.0000

Income from investment operations:
Net investment income(1)	1.0605	1.2614	0.8397	0.4086
Net realized and unrealized gain (loss)	4.1736	(4.5882)	0.1440	0.5815

Total income (loss) from investment operations	5.2341	(3.3268)	0.9837	0.9901

Net asset value, end of year	$13.8811	$8.6470	$11.9738	$10.9901

Total investment return(2)	60.82%	(27.91)%	8.92%	9.90%
Ratios/supplemental data:
Net assets, end of year (000’s)	$35,543	$17,617	$95,608	$64,776
Ratio of expenses to average net assets:
Before expense reimbursement	1.3068%	0.5194%	0.3077%	0.4999	%(3)
After expense reimbursement	0.5000%	0.5000%	0.3077%	0.4999	%(3)
Ratio of net investment income to average net assets	8.68%	10.83%	7.18%	6.72	%(3)
Portfolio turnover rate	179%	15%	65%	68%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	Annualized.
(4)	For the period May 31, 2006 (commencement of operations) to December 31, 2006.

138	See accompanying notes to financial statements.

UBS Relationship Funds—Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Year ended December 31,
UBS Cash Management Prime Relationship Fund	2009	2008	2007		2006	2005
Net asset value, beginning of year	$1.00	$1.00	$1.00		$1.00	$1.00

Income from investment operations:
Net investment income(1)	0.005	0.026	0.052		0.050	0.032

Distributions from:
Net investment income	(0.005)	(0.026)	(0.052)		(0.050)	(0.032)

Net asset value, end of year	$1.00	$1.00	$1.00		$1.00	$1.00

Total investment return(2)	0.57%	2.71%	5.34%		5.13%	3.29%
Ratios/supplemental data:
Net assets, end of year (000’s)	$681,160	$400,956	$736,044		$607,583	$962,999
Ratio of expenses to average net assets:
Before expense reimbursement	0.0763%	0.0533%	0.0264%		0.0256%	0.0124%
After expense reimbursement	0.0314%	0.0100%	0.0100%		0.0100%	0.0100%
Ratio of net investment income to average net assets	0.55%	2.80%	5.21%		4.96%	3.38%
	Year ended December 31,		Period ended December 31, 2007(3)
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2009	2008
Net asset value, beginning of year	$10.9011	$10.7690	$10.0000

Income from investment operations:
Net investment income(1)	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	1.0424	(0.1974)	0.5927

Total income from investment operations	1.1326	0.1321	0.7690

Net asset value, end of year	$12.0337	$10.9011	$10.7690

Total investment return(2)	10.39%	1.23%	7.69%
Ratios/supplemental data:
Net assets, end of year (000’s)	$11,985	$29,083	$5,385
Ratio of expenses to average net assets:
Before expense reimbursement	1.2938%	1.3381%	4.7333	%(4)
After expense reimbursement	0.0755%	0.0475%	0.0475	%(4)
Ratio of net investment income to average net assets	0.80%	3.00%	3.92	%(4)
Portfolio turnover rate	337%	418%	31%

(1)	Calculated using the average shares method.
(2)

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on the redemption of Fund shares.

(3)	For the period July 27, 2007 (commencement of operations) to December 31, 2007.
(4)	Annualized.

See accompanying notes to financial statements.	139

UBS Relationship Funds—Notes to financial statements

1.	Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Opportunistic Emerging Markets Debt Relationship Fund, which is non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The preparation of financial statements in accordance with US generally accepted accounting principles (“GAAP”) requires the Trust’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification TM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Funds’ financial statements.

A.    Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from

140

UBS Relationship Funds—Notes to financial statements

computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Funds. If a market value is not available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ adoption of use of the practical expedient within ASC Topic 820 that is effective for interim periods ending after December 15, 2009, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

141

UBS Relationship Funds—Notes to financial statements

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical investments.

Level 2 — Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3 — Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging (“ASC 815”), which changes the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure can be found below as well as in the Notes to portfolio of investments. The volume of derivatives that is presented in the Portfolio of Investments of each Fund is consistent with the derivative activity during the year ended December 31, 2009. The Advisor is not aware of any credit-risk contingent features on derivatives contracts held by the Funds.

At December 31, 2009, UBS Global Securities Relationship Fund had the following derivatives:

	Asset derivatives
	Equity risk	Interest rate risk	Foreign exchange risk	Total
Forward contracts(1)	$—	$—	$6,290,129	$6,290,129
Futures contracts(2)	4,132,930	627,567	—	4,760,497
Swap agreements(1)	—	178,479	—	178,479

Total value	$4,132,930	$806,046	$6,290,129	$11,229,105

(1)	Statement of assets and liabilities location: Swap agreements, at value and unrealized appreciation on forward foreign currency contracts.

(2)

Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

142

UBS Relationship Funds—Notes to financial statements

	Liability derivatives
	Equity risk	Interest rate risk	Foreign exchange risk	Total
Forward contracts(1)	$—	$—	$(10,662,918)	$(10,662,918)
Futures contracts(2)	(3,793,314)	(2,134,033)	—	(5,927,347)

Total value	$(3,793,314)	$(2,134,033)	$(10,662,918)	$(16,590,265)

(1)	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

(2)

Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended December 31, 2009, were as follows:

	Interest rate risk	Foreign exchange risk	Equity risk	Total
Realized gain (loss)(1)
Forward contracts	$—	$39,792,888	$—	$39,792,888
Futures contracts	11,014,035	—	34,438,277	45,452,312
Options written	289,641	—	—	289,641
Swap agreements	5,790,092	—	—	5,790,092

Total realized gain (loss)	$17,093,768	$39,792,888	$34,438,277	$91,324,933

Change in unrealized appreciation (depreciation)(2)
Forward contracts	$—	$(4,327,004)	$—	$(4,327,004)
Futures contracts	1,832,326	—	(1,523,117)	309,209
Options written	(282,640)	—	—	(282,640)
Swap agreements	(3,923,373)	—	—	(3,923,373)

Total change in unrealized appreciation (depreciation)	$(2,373,687)	$(4,327,004)	$(1,523,117)	$(8,223,808)

(1)	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and foreign currency transactions.

(2)	Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency transactions.

At December 31, 2009, UBS Corporate Bond Relationship Fund had the following derivatives:

	Asset derivatives
	Interest rate risk	Credit risk	Total
Futures contracts(1)	$1,193,529	$—	$1,193,529
Swap agreements(2)	656,305	1,029,527	1,685,832

Total value	$1,849,834	$1,029,527	$2,879,361

(1)

Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

(2)	Statement of assets and liabilities location: Swap agreements, at value.

	Liability derivatives
	Interest rate risk	Credit risk	Total
Futures contracts(1)	$(333,202)	$—	$(333,202)
Swap agreements(2)	(92,386)	(543,415)	(635,801)

Total value	$(425,588)	$(543,415)	$(969,003)

(1)

Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

(2)	Statement of assets and liabilities location: Swap agreements, at value.

143

UBS Relationship Funds—Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2009, were as follows:

	Interest rate risk	Credit risk	Total
Realized gain/(loss)(1)
Futures contracts	$774,045	$—	$774,045
Swap agreements	—	4,149,793	4,149,793

Total realized gain/(loss)	$774,045	$4,149,793	$4,923,838

Change in unrealized appreciation/(depreciation)(2)			—
Futures contracts	$826,409	$—	$826,409
Swap agreements	2,109,687	(10,258,947)	(8,149,260)

Total change in unrealized appreciation/ (depreciation)	$2,936,096	$(10,258,947)	$(7,322,851)

(1)	Statement of operations location: Net realized gain/(loss) on futures contracts and swap agreements.

(2)	Statement of operations location: Change in net unrealized appreciation/(depreciation) on futures contracts and swap agreements.

At December 31, 2009, UBS Global Aggregate Bond Relationship Fund had the following derivatives:

	Asset derivatives
	Interest rate risk	Foreign exchange risk	Total
Forward contracts(1)	$—	$5,042,846	$5,042,846
Futures contracts(2)	277,086	—	277,086

Total value	$277,086	$5,042,846	$5,319,932

(1)	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.

(2)

Includes cumulative appreciation/(depreciation) of futures contracts as reported on the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

	Liability derivatives
	Foreign exchange risk	Total
Forward contracts(1)	$(190,719)	$(190,719)

Total value	$(190,719)	$(190,719)

(1)	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.

Activities in derivative instruments during the year ended December 31, 2009, were as follows:

	Interest rate risk	Foreign exchange risk	Total
Realized gain (loss)(1)
Forward contracts	$—	$(3,604,084)	$(3,604,084)
Futures contracts	(159,565)	—	(159,565)

Total realized gain (loss)	$(159,565)	$(3,604,084)	$(3,763,649)

Change in unrealized appreciation (depreciation)(2)
Forward contracts	$—	$4,852,127	$4,852,127
Futures contracts	277,086	—	277,086

Total change in unrealized appreciation (depreciation)	$277,086	$4,852,127	$5,129,213

(1)	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and foreign currency transactions.

(2)	Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency transactions.

144

UBS Relationship Funds—Notes to financial statements

At December 31, 2009, UBS Opportunistic Emerging Markets Debt Relationship Fund had the following derivatives:

	Asset derivatives
	Foreign exchange risk	Credit risk	Total
Forward contracts(1)	$398,244	$—	$398,244
Swap agreements(1)	—	401,153	401,153

Total value	$398,244	$401,153	$799,397

(1)	Statement of assets and liabilities location: Swap agreements, at value and Unrealized appreciation on forward foreign currency contracts.

	Liability derivatives
	Interest rate risk	Foreign exchange risk	Total
Forward contracts(1)	$—	$(402,260)	$(402,260)
Swap agreements(1)	(13,965)	—	(13,965)

Total value	$(13,965)	$(402,260)	$(416,225)

(1)

Statement of assets and liabilities location: Swap agreements, at value, Payable for variation margin and Unrealized depreciation on forward foreign currency contracts. Cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of investments. Only variation margin at fiscal period end, if any, is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the year ended December 31, 2009, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
Realized gain (loss)(1)
Forward contracts	$—	$(2,287,746)	$—	$(2,287,746)
Swap agreements	120	—	629,250	629,370

Total realized gain (loss)	$120	$(2,287,746)	$629,250	$(1,658,376)

Change in unrealized appreciation (depreciation)(2)
Forward contracts	$—	$562,858	$—	$562,858
Swap agreements	(13,965)	—	1,489,187	1,475,222

Total change in unrealized appreciation (depreciation)	$(13,965)	$562,858	$1,489,187	$2,038,080

(1)	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and foreign currency transactions.

(2)	Statement of operations location: Change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency transactions.

B.    Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Notes to portfolio of investments.

C.    Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

145

UBS Relationship Funds—Notes to financial statements

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

D.    Investment transactions and investment income: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

E.    Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consumption of such forward contracts. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F.    Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance or realize gains. Using financial futures contracts involves various market risks, including interest rate risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is

146

UBS Relationship Funds—Notes to financial statements

recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

G.    Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H.    Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using

147

UBS Relationship Funds—Notes to financial statements

credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which the Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate and sovereign issues — sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and that there may be unfavorable changes in the underlying investments or instruments.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap

148

UBS Relationship Funds—Notes to financial statements

agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I.    Structured notes—Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by the price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

J.    Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk (specifically interest rate risk) of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K.    Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L.    Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a long position in the security (a “short against the box”), as the security price declines, the short

149

UBS Relationship Funds—Notes to financial statements

position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Equity Alpha is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M.    Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N.    Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

O.    Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large

150

UBS Relationship Funds—Notes to financial statements

cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

P.    Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2009, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains/(losses) on investment activities:

Fund	Amount
UBS Global Securities Relationship Fund	$131,624
UBS U.S. Small-Cap Equity Relationship Fund	29,576
UBS U.S. Equity Alpha Relationship Fund	53,655
UBS U.S. Large Cap Equity Relationship Fund	15,401

Q.    Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,152,395 and $3,528,078 for the years ended December 31, 2009 and December 31, 2008, respectively.

2.	Investment advisory and administration fees and other transactions with affiliates

UBS Global AM (the “Advisor”), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2000
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Corporate Bond Relationship Fund	0.1000
UBS Global Aggregate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

151

UBS Relationship Funds—Notes to financial statements

The Board of Directors approved revised voluntary limits to total operating expenses for the UBS International Equity Relationship Fund, the UBS Cash Management Prime Relationship Fund and the UBS Treasury Inflation Protected Securities Relationship Fund from 0.1500%, 0.0100% and 0.0475%, respectively, to the levels noted in the table above. These changes were effective April 30, 2009.

The Advisor has agreed to reimburse the UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, securities loan fees and dividend expense for securities sold short) exceed the following percentage of average daily net assets:

UBS U.S. Equity Alpha Relationship Fund	0.40%

At December 31, 2009, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$37,368
UBS Small-Cap Equity Relationship Fund	16,962
UBS U.S. Large Cap Equity Relationship Fund	32,702
UBS U.S. Large Cap Growth Equity Relationship Fund	22,258
UBS Corporate Bond Relationship Fund	4,314
UBS Global Aggregate Bond Relationship Fund	12,332
UBS Opportunistic Emerging Markets Debt Relationship Fund	26,976
UBS Cash Management Prime Relationship Fund	29,269
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	44,430

During the year ended December 31, 2009, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS International Equity Relationship Fund	$221,351
UBS Small-Cap Equity Relationship Fund	79,430
UBS U.S. Large Cap Equity Relationship Fund	175,673
UBS U.S. Large Cap Growth Equity Relationship Fund	135,653
UBS Corporate Bond Relationship Fund	4,765
UBS Global Aggregate Bond Relationship Fund	21,888
UBS Opportunistic Emerging Markets Debt Relationship Fund	177,752
UBS Cash Management Prime Relationship Fund	257,173
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	229,177

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

152

UBS Relationship Funds—Notes to financial statements

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. The Funds pay no management fees to these affiliated investment companies. Amounts relating to those investments for the year ended December 31, 2009 were as follows:

UBS Global Securities Relationship Fund

Affiliated investment companies	Value 12/31/08	Purchases	Sales proceeds	Net realized gain/ (loss)	Change in net unrealized appreciation/ (depreciation)	Value 12/31/09	% of net assets
UBS Emerging Markets Equity Relationship Fund	$83,811,833	$—	$43,872,583	$(2,441,256)	$54,593,314	$92,091,308	5.10%
UBS Global Aggregate Bond Relationship Fund	—	90,000,000	—	—	630,928	90,630,928	5.02
UBS Global (ex U.S.) All Cap Growth Relationship Fund	—	225,000,000	40,000,000	9,247,377	51,981,702	246,229,079	13.63
UBS Small-Cap Equity Relationship Fund	53,450,528	—	40,000,000	(10,693,425)	24,838,312	27,595,415	1.53
UBS Corporate Bond Relationship Fund	45,293,188	89,000,000	45,109,769	(3,874,419)	17,503,043	102,812,043	5.69
UBS High Yield Relationship Fund	114,778,167	17,000,000	105,400,000	(9,303,777)	36,249,569	53,323,959	2.95
UBS U.S. Securitized Mortgage Relationship Fund	28,210,944	—	39,584,340	(6,181,123)	17,554,519	—	0.00
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	7,832,416	—	7,675,000	(56,910)	393,054	493,560	0.03

	$333,377,076	$421,000,000	$321,641,692	$(23,303,533)	$203,744,441	$613,176,292	33.95%

The Funds invested in shares of UBS Supplementary Trust — U.S. Cash Management Prime Fund (“Supplementary Trust”) through March 31, 2009. Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Effective March 31, 2009, Supplementary Trust liquidated. Distributions received from Supplementary Trust are reflected as affiliated interest income or as securities lending — net in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 12/31/09	Net income earned
UBS Global Securities Relationship Fund	$64,053,881	$151,961,146	$216,015,027	$—	$141,431
UBS Emerging Markets Equity Relationship Fund	10,557,822	27,299,856	37,857,678	—	13,854
UBS International Equity Relationship Fund	403,279	1,826,838	2,230,117	—	632
UBS Small-Cap Equity Relationship Fund	25,384,725	17,157,948	42,542,673	—	27,958
UBS U.S. Large Cap Equity Relationship Fund	504,588	3,121,208	3,625,796	—	2,691
UBS U.S. Large Cap Growth Equity Relationship Fund	990,974	—	990,974	—	—
UBS Corporate Bond Relationship Fund	2,135,728	46,886,309	49,022,037	—	15,373
UBS High Yield Relationship Fund	88,892,964	72,377,499	161,270,463	—	145,348
UBS Cash Management Prime Relationship Fund	401,033,810	667,459,947	1,068,493,757	—	1,289,110

153

UBS Relationship Funds—Notes to financial statements

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 12/31/09	% of net assets	Income earned
UBS Global Securities Relationship Fund	$—	$742,498,582	$683,122,856	$59,375,726	3.29%	$258,790
UBS Emerging Markets Equity Relationship Fund	—	208,636,015	199,384,615	9,251,400	1.64	17,290
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	—	297,826,046	294,471,241	3,354,805	0.65	24,773
UBS International Equity Relationship Fund	—	5,944,447	5,411,396	533,051	1.07	667
UBS Small-Cap Equity Relationship Fund	—	68,888,945	63,839,865	5,049,080	3.54	29,354
UBS U.S. Equity Alpha Relationship Fund	3,494,097	47,003,457	47,508,028	2,989,526	1.00	17,304
UBS U.S. Large Cap Equity Relationship Fund	—	9,756,972	9,043,183	713,789	1.17	4,185
UBS U.S. Large Cap Growth Equity Relationship Fund	1,966,485	16,162,508	17,402,207	726,786	0.56	11,683
UBS Corporate Bond Relationship Fund	—	364,571,416	361,715,930	2,855,486	0.51	39,068
UBS Global Aggregate Bond Relationship Fund	—	152,177,644	150,826,877	1,350,767	0.52	3,853
UBS High Yield Relationship Fund	—	399,062,188	397,405,539	1,656,649	0.48	67,361
UBS Opportunistic Emerging Markets Debt Relationship Fund	1,225,972	34,577,932	32,543,153	3,260,751	9.17	14,091
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	751,776	30,814,263	31,234,319	331,720	2.77	3,983

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with Rule 2a-7 of the Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as Managing Member of Private Money Market and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market are reflected as securities lending-net in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2009 were as follows:

Fund	Value 12/31/08	Purchases	Sales proceeds	Value 12/31/09	% of net assets	Net income earned
UBS Global Securities Relationship Fund	$—	$401,287,743	$366,444,159	$34,843,584	1.93%	$865,336
UBS Emerging Markets Equity Relationship Fund	—	13,021,567	13,021,567	—	—	221
UBS International Equity Relationship Fund	—	152,549	152,549	—	—	58
UBS Small-Cap Equity Relationship Fund	—	80,777,523	78,054,293	2,723,230	1.91	151,111
UBS U.S. Large Cap Growth Equity Relationship Fund	—	24,135,081	24,135,081	—	—	3,180

Certain shareholders of a Fund may redeem shares and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund.

On March 31, 2009, UBS Cash Management Prime Relationship Fund redeemed 428,633,437 shares of its investment in Supplementary Trust and received cash and portfolio securities (including accrued interest) with a value of $428,633,437.

On June 26, 2009, UBS Global Securities Relationship Fund redeemed 3,042,460 shares of its investment in UBS U.S. Securitized Mortgage Relationship Fund and received cash and portfolio securities (including accrued interest) with a market value of $14,430,406 and net unrealized depreciation of $41,071,551 at the

154

UBS Relationship Funds—Notes to financial statements

time of the transfer in exchange for these shares. The cost basis of the portfolio securities transferred to UBS Global Securities Relationship Fund is equal to the UBS U.S. Securitized Mortgage Relationship Fund’s cost of the securities at the time of the transfer.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2009, were as follows:

Fund	Amount
UBS Global Securities Relationship Fund	$104,495
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	9,081
UBS Small-Cap Equity Relationship Fund	42,465
UBS U.S. Equity Alpha Relationship Fund	23,367
UBS U.S. Large Cap Equity Relationship Fund	4,867
UBS U.S. Large Cap Growth Equity Relationship Fund	4,559

3.	Securities lending

Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS US Large Cap Growth Equity Relationship Fund, and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Portfolio(s) of investments. In addition, the UBS Global Securities Relationship Fund received US Government Agency securities as collateral amounting to $71,969,560, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2009, were as follows:

Fund	Market value of securities loaned	Market value of collateral received from securities loaned	Market value of investments of cash collateral received
UBS Global Securities Relationship Fund	$104,346,636	$106,813,144	$34,843,584
UBS Small-Cap Equity Relationship Fund	2,657,405	2,723,230	2,723,230

155

UBS Relationship Funds—Notes to financial statements

4.	Purchases and sales of securities

For the year ended December 31, 2009, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$1,286,465,902	$1,608,081,921
UBS Emerging Markets Equity Relationship Fund	427,109,532	515,057,334
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	803,212,090	417,593,982
UBS International Equity Relationship Fund	28,569,629	34,039,502
UBS Small-Cap Equity Relationship Fund	122,371,948	236,355,638
UBS U.S. Equity Alpha Relationship Fund	360,627,326	358,786,292
UBS U.S. Large Cap Equity Relationship Fund	31,396,185	52,091,618
UBS U.S. Large Cap Growth Equity Relationship Fund	76,122,848	61,433,219
UBS Corporate Bond Relationship Fund	579,919,185	285,915,344
UBS Global Aggregate Bond Relationship Fund	462,163,622	117,434,054
UBS High Yield Relationship Fund	434,785,875	557,159,504
UBS Opportunistic Emerging Markets Debt Relationship Fund	42,492,199	34,127,945
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	608,924	531,561

For the year ended December 31, 2009, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds
UBS Global Securities Relationship Fund	$661,175,356	$537,221,186
UBS Corporate Bond Relationship Fund	471,726,548	461,787,633
UBS Global Aggregate Bond Relationship Fund	—	97,258,132
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	61,724,886	79,802,425

5.	Federal income taxes

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets are reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2009, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6.	Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations there under. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

7.	Subsequent events

Events after the date of the Statement of assets and liabilities are evaluated through the date of issuance of the financial statements. The Fund had no material subsequent events that occurred between the date of the Statement of assets and liabilities through the date of issuance of the financial statements that required disclosure in or adjustment to the financial statements.

156

UBS Relationship Funds—Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-US) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS Large Cap Growth Equity Relationship Fund, UBS Corporate Bond Relationship Fund, UBS Global Aggregate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively the “Funds”) as of December 31, 2009, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2009, and the results of their operations, changes in their net assets, and financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2010

157

UBS Relationship Funds – General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

158

Trustee & Officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-Interested Trustees:

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
Walter E. Auch; 88 6001 N. 62nd Place Paradise Valley, AZ 85253	Trustee	Since 1994	Mr. Auch is retired (since 1986).	Mr. Auch is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Auch is a Trustee/Director of Advisors Series Trust (32 portfolios) and Consulting Group Capital Markets Funds (11 portfolios) Mr. Auch is also a member of the Board of Sound Surgical Technologies.

Adela Cepeda; 51 A.C. Advisory, Inc. 161 No. Clark Street, Suite 4975 Chicago, Illinois 60601	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) director of the Consulting Group Capital Markets Fund (11 portfolios) and director of Amalgamated Bank of Chicago.

John J. Murphy, 65 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since January 2009	President, Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a Director of the Nicholas Applegate funds (13 funds); a Director of the Legg Mason Equity Funds (47 funds); Trustee, Consulting Group Capital Markets Funds (11 portfolios); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (to 2003).

Frank K. Reilly; 74 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1994	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a Director of Discover Bank, a subsidiary of Discover Financial Services.

Edward M. Roob; 75 841 Woodbine Lane Northbrook, IL 60002	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

159

Trustee & Officer information (unaudited)

Non-Interested Trustees: (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by trustee	Other directorships held by trustee
J. Mikesell Thomas, 59 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank and Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to March 2008). Mr. Thomas was an independent financial advisor (2001-2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for NorthShore University HealthSystem.

Abbie J. Smith, 56 Graduate School of Business, University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since January 2009

Boris and Irene Stern Professor of Accounting, University of Chicago Booth School of Business (since 1980). Formerly, Marvin Bower Fellow, Harvard Business School (2001-2002). Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (September 2008).

Ms. Smith is a director or trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Ms. Smith is a Director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). In addition, Ms. Smith is a trustee/director (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds complex (89 Portfolios).

Officers:

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

160

Trustee & Officer information (unaudited)

Officers: (continued)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**, 51	Vice President and Secretary	Since 1999 and 2004, respectively

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM—Americas from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr, Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 41	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is an director (since March 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 38	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

161

Trustee & Officer information (unaudited)

Officers: (continued)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JPMorgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*, 43	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*, 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

162

Trustee & Officer information (unaudited)

Officers: (concluded)

Name, address, and age	Position(s) held with the Trust	Term of office(1) and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Kai R. Sotorp**; 50	President	Since 2006	Mr. Sotorp is Head—Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. - UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606

163

This page intentionally left blank.

164

This page intentionally left blank.

165

This page intentionally left blank.

166

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $609,000 and $609,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $20,000 and $29,500 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2009 and 2008 semiannual financial statements, and 2009 agreed upon procedures review.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $200,875 and $194,800, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)	To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)	To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)	To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)	To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)	To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2009 and December 31, 2008 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2009, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended December 31, 2009 and December 31, 2008, the aggregate fees billed by E&Y of $1,921,044 and $2,222,966 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2009	2008
Covered Services	$220,875	$224,300
Non-Covered Services	$1,700,169	$1,998,666

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter Auch, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	March 11, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 11, 2010